AIRCRAFT LEASE AGREEMENT

                          Dated as of September 5, 2000


                                     BETWEEN


                            AMERICAN TRANS AIR, INC.

                                    as LESSEE


                                       and


                     INTERNATIONAL LEASE FINANCE CORPORATION

                                    as LESSOR




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 Aircraft Make and Model:                New Boeing 737-800
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 Aircraft Manufacturer's Serial Number:  28244
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 Aircraft Registration Mark:             Per Estoppel and Acceptance Certificate
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 Make and Model of Engines:              CFM56-7B-27
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 Serial Numbers of Engines:              Per Estoppel and Acceptance Certificate
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                       NEW BOEING 737-800 AIRCRAFT NO. 5

                                TABLE OF CONTENTS


ARTICLE 1       SUMMARY OF TRANSACTION.........................................2
      1.1       Description of Aircraft........................................2
      1.2       Scheduled Delivery Date and Location...........................2
      1.3       Lease Term.....................................................2
      1.4       Security Deposit...............................................2
      1.5       Transaction Fee................................................2
      1.6       Rent During Lease Term.........................................2
      1.7       Country of Aircraft Registration...............................4
      1.8       Maintenance Program............................................4
      1.9       Agreed Value of Aircraft.......................................4
      1.10      LESSOR's Bank Account..........................................4

ARTICLE 2       DEFINITIONS....................................................5
      2.1       General Definitions............................................5
      2.2       Specific Definitions...........................................9

ARTICLE 3       PLACE AND DATE OF DELIVERY....................................11
      3.1       Place of Delivery.............................................11
      3.2       Scheduled Delivery Date.......................................11
      3.3       Delivery subject to Manufacturer Delivery.....................11
      3.4       No LESSOR Liability...........................................11
      3.5       Total Loss of Aircraft prior to Delivery......................11
      3.6       Cancellation for Delay........................................11

ARTICLE 4       LEASE TERM....................................................12
      4.1       Lease Term....................................................12
      4.2       "Expiration Date".............................................12
      4.3       "Termination Date"............................................12

ARTICLE 5       SECURITY DEPOSIT, TRANSACTION FEE, RENT AND OTHER
                PAYMENTS......................................................13
      5.1       Security Deposit..............................................13
      5.2       Transaction Fee...............................................14
      5.3       Rent..........................................................14
      5.4       LESSOR's Bank Account.........................................15
      5.5       Default Interest..............................................16
      5.6       No Deductions or Withholdings.................................16
      5.7       Value Added Taxes.............................................16
      5.8       Net Lease.....................................................17
      5.9       LESSOR Performance of LESSEE Obligation.......................18
      5.10      Consideration for Rent and other Amounts......................18

ARTICLE 6       INVOLVEMENT WITH AIRCRAFT MANUFACTURER........................19
      6.1       LESSEE Selection of Aircraft..................................19
      6.2       Agency Agreement..............................................19
      6.3       Procurement of BFE............................................19
      6.4       Assignment of Training........................................19
      6.5       LESSEE Inspection of Aircraft.................................19
      6.6       Aircraft at Delivery..........................................19
      6.7       Delivery of the Aircraft to LESSEE............................20
      6.8       LESSEE Acceptance of Aircraft.................................20

ARTICLE 7       PRE-DELIVERY, DELIVERY AND POST-DELIVERY
                DOCUMENTARY AND OTHER REQUIREMENTS............................21
      7.1       Pre-Delivery Requirements.....................................21
      7.2       Delivery Requirements.........................................22
      7.3       Post-Delivery Requirements....................................23

ARTICLE 8       DISCLAIMERS...................................................24
      8.1       "As Is, Where Is".............................................24
      8.2       Waiver of Warranty of Description.............................24
      8.3       LESSEE Waiver.................................................25
      8.4       Conclusive Proof..............................................25
      8.5       No LESSOR Liability for Losses................................25
      8.6       No Liability to Repair or Replace.............................25
      8.7       No Waiver.....................................................26

ARTICLE 9       MANUFACTURERS' AND VENDORS' WARRANTIES........................27
      9.1       Warranties....................................................27
      9.2       Reassignment..................................................27

ARTICLE 10      OPERATION OF AIRCRAFT.........................................28
      10.1      Costs of Operation............................................28
      10.2      Compliance with Laws..........................................28
      10.3      Training......................................................28
      10.4      No Violation of Insurance Policies............................28
      10.5      Flight Charges................................................29

ARTICLE 11      SUBLEASES.....................................................30
      11.1      No Sublease without LESSOR Consent............................30
      11.2      LESSOR Costs..................................................30
      11.3      Any Approved Sublease.........................................30
      11.4      Assignment of Sublease........................................30
      11.5      Continued Responsibility of LESSEE............................30

ARTICLE 12      MAINTENANCE AND USE OF AIRCRAFT...............................31
      12.1      General Obligation............................................31
      12.2      Specific Obligations..........................................31
      12.3      Replacement of Parts..........................................32
      12.4      Removal of Engines............................................33
      12.5      Pooling of Engines and Parts..................................34
      12.6      Installation of Engines on other aircraft.....................34
      12.7      Modifications.................................................35
      12.8      Performance of Work by Third Parties..........................36
      12.9      Reporting Requirements........................................36
      12.10     Information Regarding Maintenance Program.....................36
      12.11     LESSOR Rights to Inspect Aircraft.............................36

ARTICLE 13      TITLE AND REGISTRATION........................................37
      13.1      Title to the Aircraft During Lease Term.......................37
      13.2      Registration of Aircraft......................................37
      13.3      Filing of this Lease..........................................37
      13.4      Evidence of Registration and Filings..........................37

ARTICLE 14      IDENTIFICATION PLATES.........................................38
      14.1      Airframe Identification Plates................................38
      14.2      Engine Identification Plates..................................38

ARTICLE 15      TAXES.........................................................39
      15.1      General Obligation of LESSEE..................................39
      15.2      Exceptions to Indemnity.......................................39
      15.3      After-Tax Basis...............................................40
      15.4      Claims and Contests...........................................40
      15.5      Refunds.......................................................41
      15.6      Cooperation in Filing Tax Returns.............................41

ARTICLE 16      INDEMNITIES...................................................42
      16.1      General Indemnity.............................................42
      16.2      Exceptions to General Indemnities.............................43
      16.3      After-Tax Basis...............................................44
      16.4      Timing of Payment.............................................44
      16.5      Subrogation...................................................44
      16.6      Notice........................................................44
      16.7      Refunds.......................................................44
      16.8      Defense of Claims.............................................45
      16.9      Survival of Obligation........................................45

ARTICLE 17      INSURANCE.....................................................46
      17.1      Categories of Insurance.......................................46
      17.2      Insurance for Indemnities.....................................46
      17.3      Insurance required by Manufacturer............................46
      17.4      Renewal.......................................................46
      17.5      Assignment of Rights by LESSOR................................46
      17.6      Deductibles...................................................46
      17.7      Other Insurance...............................................47
      17.8      Information...................................................47
      17.9      Currency......................................................47
      17.10     Grounding of Aircraft.........................................47
      17.11     Failure to Insure.............................................47
      17.12     Limit on Hull in favor of LESSEE..............................47
      17.13     Marketplace Limitations.......................................48

ARTICLE 18      LOSS, DAMAGE AND REQUISITION..................................49
      18.1      Definitions...................................................49
      18.2      Notice of Total Loss..........................................50
      18.3      Total Loss of Aircraft or Airframe............................50
      18.4      Surviving Engine(s)...........................................51
      18.5      Total Loss of Engine and not Airframe.........................51
      18.6      Other Loss or Damage..........................................52
      18.7      Copy of Insurance Policy......................................53
      18.8      Government Requisition........................................53
      18.9      Conveyance to LESSEE..........................................53

ARTICLE 19      CRAF PROGRAM..................................................54
      19.1      Dedication to CRAF............................................54
      19.2      Notice to LESSOR..............................................54
      19.3      Requisition of Engine.........................................54
      19.4      Government Indemnification....................................54
      19.5      No Geographic Limits..........................................54
      19.6      Notice of Default.............................................55
      19.7      Receipt of Payments...........................................55

ARTICLE 20      REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE...........56
      20.1      Representations and Warranties................................56
      20.2      Covenants.....................................................58

ARTICLE 21      REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSOR...........61
      21.1      Representations and Warranties................................61
      21.2      Covenant of Quiet Enjoyment...................................62

ARTICLE 22      FINANCIAL AND RELATED INFORMATION.............................63

ARTICLE 23      RETURN OF AIRCRAFT............................................64
      23.1      Date of Return................................................64
      23.2      Technical Report..............................................64
      23.3      Return Location...............................................64
      23.4      Full Aircraft Documentation Review............................64
      23.5      Aircraft Inspection...........................................64
      23.6      Certificate of Airworthiness Matters..........................65
      23.7      General Condition of Aircraft at Return.......................66
      23.8      Checks Prior to Return........................................69
      23.9      Part Lives....................................................72
      23.10     Export and Deregistration of Aircraft.........................74
      23.11     LESSEE's Continuing Obligations...............................75
      23.12     Airport and Navigation Charges................................75
      23.13     Return Acceptance Certificate.................................76
      23.14     Indemnities and Insurance.....................................76

ARTICLE 24      ASSIGNMENT....................................................77
      24.1      No Assignment by LESSEE.......................................77
      24.2      Sale or Assignment by LESSOR..................................77
      24.3      LESSOR's Lender...............................................79
      24.4      LESSEE Cooperation............................................79
      24.5      Protections...................................................79

ARTICLE 25      DEFAULT OF LESSEE.............................................80
      25.1      LESSEE Notice to LESSOR.......................................80
      25.2      Events of Default.............................................80
      25.3      LESSOR's General Rights.......................................82
      25.4      Deregistration and Export of Aircraft.........................83
      25.5      LESSEE Liability for Damages..................................83
      25.6      Waiver of Default.............................................84
      25.7      Present Value of Payments.....................................84
      25.8      Use of "Termination Date".....................................84

ARTICLE 26      NOTICES.......................................................85
      26.1      Manner of Sending Notices.....................................85
      26.2      Notice Information............................................85

ARTICLE 27      GOVERNING LAW AND JURISDICTION................................86
      27.1      California Law................................................86
      27.2      Non-Exclusive Jurisdiction in California......................86
      27.3      Service of Process............................................86
      27.4      Prevailing Party in Dispute...................................86
      27.5      Waiver........................................................86

ARTICLE 28      MISCELLANEOUS.................................................87
      28.1      Press Releases................................................87
      28.2      LESSOR Performance for LESSEE.................................87
      28.3      LESSOR's Payment Obligations..................................87
      28.4      Application of Payments.......................................87
      28.5      Usury Laws....................................................87
      28.6      Delegation by LESSOR..........................................87
      28.7      Confidentiality...............................................88
      28.8      Rights of Parties.............................................88
      28.9      Further Assurances............................................88
      28.10     Use of Word "including".......................................88
      28.11     Headings......................................................88
      28.12     Invalidity of any Provision...................................88
      28.13     Negotiation...................................................88
      28.14     Time is of the Essence........................................89
      28.15     Amendments in Writing.........................................89
      28.16     Counterparts..................................................89
      28.17     Delivery of Documents by Fax..................................89
      28.18     Entire Agreement..............................................89

EXHIBIT A       AIRCRAFT DESCRIPTION..........................................91

EXHIBIT B       AGENCY AGREEMENT..............................................92

EXHIBIT C       CERTIFICATE OF INSURANCE......................................96

EXHIBIT D       BROKERS' LETTER OF UNDERTAKING...............................102

EXHIBIT E       ESTOPPEL AND ACCEPTANCE CERTIFICATE..........................104

EXHIBIT F       OPINION OF COUNSEL...........................................111

EXHIBIT G       ASSIGNMENT OF RIGHTS (AIRFRAME)..............................114

EXHIBIT H       ASSIGNMENT OF RIGHTS (ENGINES)...............................119

EXHIBIT I       RETURN ACCEPTANCE RECEIPT....................................123

EXHIBIT J       MONTHLY REPORT...............................................134

EXHIBIT K       AIRCRAFT DOCUMENTATION.......................................138

EXHIBIT L       TECHNICAL EVALUATION REPORT..................................140

                            AIRCRAFT LEASE AGREEMENT


     THIS AIRCRAFT LEASE AGREEMENT is made and entered into as of September 5, 2000.

         BETWEEN:

     AMERICAN TRANS AIR, INC., a Indiana corporation whose address and principal place of business is at 7337 West Washington Street, Indianapolis International Airport, Indianapolis, Indiana 46231, United States of America ("LESSEE") and

     INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation whose address and principal place of business is at 1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067, United States of America ("LESSOR").

     The subject matter of this Lease is one (1) new Boeing 737-800 aircraft. In consideration of and subject to the mutual covenants, terms and conditions contained in this Lease, LESSOR hereby agrees to lease to LESSEE and LESSEE hereby agrees to lease from LESSOR the aircraft and the parties further agree as follows:

         ARTICLE 1             SUMMARY OF TRANSACTION



     The information in this Article 1 is a summary of the lease transaction between LESSEE and LESSOR. It is set forth for the convenience of the parties only and will not be deemed in any way to amend, detract from or simplify the other provisions of this Lease.

     1.1 DESCRIPTION OF AIRCRAFT



     One new Boeing 737-800 aircraft

     1.2 SCHEDULED DELIVERY DATE AND LOCATION



     In the month of (CONFIDENTIAL MATERIAL OMITTED) at Seattle, Washington


     1.3 LEASE TERM



     15 years

     1.4 SECURITY DEPOSIT

     (CONFIDENTIAL MATERIAL OMITTED)


     1.5 TRANSACTION FEE

     (CONFIDENTIAL MATERIAL OMITTED)




     1.6 RENT DURING LEASE TERM



     Payable monthly in advance and equal to the sum of:

     (a The following amounts for the following years of the Lease Term:

            LEASE PERIOD                       MONTHLY RENTAL AMOUNT*


            (CONFIDENTIAL MATERIAL OMITTED)

     *The above base rent is expressed in January 1999 U.S.Dollars and will increase in the following amounts for the following periods:

            PERIOD                             ESCALATION FACTOR

            (CONFIDENTIAL MATERIAL OMITTED)

     1.7 COUNTRY OF AIRCRAFT REGISTRATION



     U.S.

     1.8 MAINTENANCE PROGRAM



     LESSEE's Maintenance Program

     1.9 AGREED VALUE OF AIRCRAFT



     (CONFIDENTIAL MATERIAL OMITTED) The Agreed Value is expressed in March 2001 U.S. Dollars and will increase in accordance with Manufacturer's announced escalation rate from March 1, 2001 to the Delivery Date. On each annual renewal date of LESSEE's insurance policy commencing on the renewal date following the first anniversary of the Lease Term, the Agreed Value will decrease by two percent (2.0%) of the then existing Agreed Value.

     1.10 LESSOR'S BANK ACCOUNT

          (Confidential Material Omitted)

         ARTICLE 2             DEFINITIONS



     Except where the context otherwise requires, the following words have the following meanings for all purposes of this Lease. The definitions are equally applicable to the singular and plural forms of the words. Any agreement defined below includes each amendment, modification, supplement and waiver thereto in effect from time to time.

     2.1 GENERAL DEFINITIONS.

                "ACT" means the Federal Aviation Act of 1958, as amended from time to time, or any successor act thereto.

                "AIRCRAFT" means the Airframe, two (2) Engines, Parts and Aircraft Documentation, collectively. As the context requires, "Aircraft" may also mean the Airframe, any Engine, any Part, the Aircraft Documentation or any part thereof individually. For example, in the context of return to LESSOR the term "Aircraft" means the Airframe, Engines, Parts and Aircraft Documentation collectively, yet in the context of LESSEE not creating any Security Interests other than Permitted Liens on the Aircraft, the term "Aircraft" means any of the Airframe, any Engine, any Part or the Aircraft Documentation individually.

                "AIRCRAFT DOCUMENTATION" means all (a) log books, Aircraft records, manuals and other documents provided to LESSEE in connection with the Aircraft, (b) documents listed in Exhibits E and K and (c) any other documents required to be maintained during the Lease Term by the Aviation Authority, LESSEE's Maintenance Program and this Lease.

                "AIRFRAME" means the airframe listed in the Estoppel and Acceptance Certificate executed at Delivery together with all Parts relating thereto (except Engines or engines).

                "AIRWORTHINESS DIRECTIVES" or "ADS" means all airworthiness directives (or equivalent) of the FAA and the Aviation Authority applicable to the Aircraft.

                "APU" means the auxiliary power unit of the Aircraft.

                "AVIATION AUTHORITY" means the FAA or any Government Entity which under the Laws of the U.S. from time to time has control over civil aviation or the registration, airworthiness or operation of aircraft in the U.S. If the Aircraft is registered in a country other than the U.S., "Aviation Authority" means the agency which regulates civil aviation in such other country.

                "AVIATION DOCUMENTS" means any or all of the following which at any time may be obtainable from the Aviation Authority: (a) if required, a temporary certificate of airworthiness from the Aviation Authority allowing the Aircraft to be flown after Delivery to the State of Registration, (b) an application for registration of the Aircraft with the appropriate authority in the State of Registration, (c) the certificate of registration for the Aircraft issued by the State of Registration, (d) a full certificate of airworthiness for the Aircraft specifying transport category (passenger), (e) an air transport license, (f) an air operator's certificate, (g) such recordation of LESSOR's title to the Aircraft and interest in this Lease as may be available in the State of Registration and (h) all such other authorizations, approvals, consents and certificates in the State of Registration as may be required to enable LESSEE lawfully to operate the Aircraft.

                "BANKRUPTCY CODE" means The Bankruptcy Reform Act of 1978 (11 U.S.C. ss.ss. 101-1330), as amended or supplemented from time to time, and any successor statute, and all of the rules and regulations issued or promulgated in connection therewith.

                "BASIC ENGINE" means those units and components of the Engine which are used to induce and convert fuel/air mixture into thrust/power; to transmit power to the fan and accessory drives; to supplement the function of other defined systems external to the Engine; and to control and direct the flow of internal lubrication, plus all essential accessories as supplied by the Engine manufacturer. The nacelle, installed components related to the Aircraft systems, thrust reversers, QEC and the primary flight nozzle are excluded.

                "BFE"  means  any  equipment  which  is to be  provided  by  the
purchaser   of  the   Aircraft   (whether   actually   provided   by  LESSOR  as
buyer-furnished equipment or Manufacturer as seller-purchased equipment).

                "BUSINESS DAY" means a day other than a Saturday or Sunday on which the banks in Indianapolis, Indiana and in the city where LESSOR's Bank is located are open for the transaction of business of the type required by this Lease.

                "CREDITOR" means any lessor, owner, bank, lender, mortgagee or other Person which is the owner of or has any interest in an aircraft engine or aircraft operated by LESSEE.

                "CREDITOR AGREEMENT" means the applicable agreement between a Creditor and LESSEE or between Creditors pursuant to which such Creditor owns, leases or has an interest in either an aircraft operated by LESSEE on which an Engine may be installed or in an aircraft engine which may be installed on the Airframe.

                "DEFAULT" means any event which, upon the giving of notice, the lapse of time and/or a relevant determination, would constitute an Event of Default.

                "DELIVERY" means the delivery of the Aircraft from LESSOR to LESSEE pursuant to Articles 3 and 6.

                "DELIVERY DATE" means the date on which Delivery takes place.

                "DOLLARS" and "$" means the lawful currency of the U.S.

                "ENGINE" means (a) each of the engines listed on the Estoppel and Acceptance Certificate; or (b) any replacement engine acquired by LESSOR and leased to LESSEE pursuant to Article 18.5 following a Total Loss of an Engine; including in each case all Parts installed in or on any of such engines at Delivery (or substituted, renewed or replacement Parts in accordance with this Lease) so long as title thereto is or remains vested in LESSOR in accordance with the terms of Article 12.3.

                "EVENT  OF  DEFAULT"  means  any of the  events  referred  to in
Article 25.2.

                "FAA"  means  the  Federal   Aviation   Administration   of  the
Department of Transportation or any successor thereto under the Laws of the U.S.

                "FARS" means the U.S. Federal Aviation Regulations embodied in Title 14 of the U.S. Code of Federal Regulations, as amended from time to time, or any successor regulations thereto.

                "GENEVA CONVENTION" means the Convention on the International Recognition of Rights in Aircraft signed in Geneva, Switzerland on June 19, 1948.

                "GOVERNMENT ENTITY" means any (a) national, state or local government, (b) board, commission, department, division, instrumentality, court, agency or political subdivision thereof and (c) association, organization or institution of which any of the entities listed in (a) or (b) is a member or to whose jurisdiction any such entity is subject.

                "LANDING GEAR" means the installed main and nose landing gear, components and their associated actuators, side braces and parts.

                "LAW" means any (a) statute, decree, constitution, regulation, order or any directive of any Government Entity, (b) treaty, pact, compact or other agreement to which any Government Entity is a signatory or party and (c) judicial or administrative interpretation or application of any of the foregoing.

                "LEASE" means this Aircraft Lease Agreement, together with all Exhibits hereto.

                "LESSOR'S LIEN" means any Security Interest created by LESSOR, or arising from a claim against LESSOR completely unrelated to this Lease or the other Operative Documents.

                "MAINTENANCE PROGRAM" means LESSEE's maintenance program as approved by the Aviation Authority or such other maintenance program as LESSOR may, in its discretion, accept in writing.

                "MANUFACTURER" means The Boeing Company, a Delaware corporation.

                "MPD" means the Maintenance Planning Document published by Manufacturer and applicable to the Aircraft.

                "OVERHAUL" means the full reconditioning of the Aircraft, an Engine, APU, Landing Gear, module or Part, as the case may be, in which such equipment has been fully disassembled; cleaned; thoroughly inspected; and returned to the highest standard specified by the applicable manufacturer's manual.

                "PART" means the APU, any part, component, appliance, system module, engine module, accessory, material, instrument, communications equipment, furnishing, LESSEE-furnished or LESSOR-purchased equipment or other item of equipment (other than complete Engines or engines) for the time being installed in or attached to the Airframe or any Engine or which, having been removed from the Airframe or any Engine, remains the property of LESSOR.

                "PERMITTED INSTITUTION" means any Person (other than a commercial air carrier, a commercial aircraft operator, a freight forwarder, or an affiliate of any of the foregoing), with either: (a) a combined capital and surplus or net worth of at least; or (b) have a credit rating on the majority of its unsecured debt which is at least equal to BBB or its equivalent from Standard and Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Service, Inc.

                "PERMITTED LIEN" means (a) LESSOR's Liens; (b) Security Interests arising in the ordinary course of LESSEE's business for Taxes either not yet due and payable or, if due and payable, being contested in good faith in accordance with Article 15.4; (c) materialmen's, mechanics', workmen's, repairmen's, employees' liens or similar Security Interests arising by operation of Law after the Delivery Date in the ordinary course of LESSEE's business for amounts which are either not yet due or are being contested in good faith by appropriate proceedings (and for which adequate reserves have been made or, when required in order to pursue such proceedings, an adequate bond has been provided) so long as such proceedings do not involve any material danger of sale, forfeiture or loss of the Aircraft; (d) the rights of LESSOR and any LESSOR's Lender and the rights of LESSEE under this Lease and the other Operative Documents; (e) the rights of others under agreements or arrangements to the extent permitted by Articles 10 and 11.5; and (f) any Security Interest against which LESSEE causes to be provided a bond in such amount and under such terms and conditions as are reasonably satisfactory to LESSOR.

                "PERSON" means any individual, firm, partnership, joint venture, trust, corporation, limited liability company, Government Entity, committee, department, authority or any body, incorporated or unincorporated, whether having distinct legal personality or not.

                "PRIME RATE" means the rate of interest from time to time announced by Bank of America Illinois in Chicago, Illinois as its prime commercial lending rate.

                "SECURITY INTEREST" means any encumbrance or security interest, however and wherever created or arising including (without prejudice to the generality of the foregoing) any right of ownership, security, mortgage, pledge, charge, encumbrance, lease, lien, statutory or other right in rem, hypothecation, title retention, attachment, levy, claim or right of possession or detention.

                "STATE OF REGISTRATION" means the U.S. or such other country or state of registration of the Aircraft as LESSOR may, in its absolute discretion, approve in writing.

                "U.S." means the United States of America.


                "U.S. AIR CARRIER" means any U.S. air carrier who is a Citizen of the U.S. holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to chapter 447 of the Act for aircraft capable of carrying 10 or more individuals or 6000 pounds or more of cargo, and as to whom there is in force an air carrier operating certificate issued pursuant to FAR
Part 121, or who may operate as an air carrier by certification or otherwise under any successor or substitute provisions therefor or in the absence thereof.

     2.2 SPECIFIC DEFINITIONS. The following terms are defined in the Articles referenced below:

                       TERMS                         ARTICLE

       Agreed Value                                  18.1
       CRAF Program                                  19.1
       CRAF Program Requisition                      19.1
       Period
       Default Interest                              5.5
       Delivery Location                             3.1
       Expenses                                      16.1
       Expiration Date                               4.3
       Indemnities                                   16.1
       Lease Term                                    4.1
       LESSEE Customization                          5.3.1
       Costs
       LESSOR's Assignee                             24.2.1
       LESSOR's Bank                                 5.4
       LESSOR's Lender                               24.3
       Manufacturer's Escalation                     5.3.1
       Rate
       Modifications                                 12.7.2
       Net Total Loss Proceeds                       18.1
       Operative Documents                           20.1.3
       Rent                                          5.3.1
       Return Check                                  23.8.1
       Scheduled Delivery Date                       3.2
       Security Deposit                              5.1.1
       Taxes                                         15.1
       Termination Date                              4.3
       Total Loss                                    18.1
       Total Loss Date                               18.1
       Total Loss Proceeds                           18.1
       Transaction Fee                               5.2

         ARTICLE 3            PLACE AND DATE OF DELIVERY


3.1  PLACE  OF  DELIVERY.   LESSOR  will  deliver  the  Aircraft  to  LESSEE  at
Manufacturer's facility at Seattle, Washington or such other place as may be agreed in writing between the parties (the "DELIVERY LOCATION").

     3.2 SCHEDULED DELIVERY DATE. As of the date of this Lease, delivery of the Aircraft from Manufacturer to LESSOR is scheduled to occur in the month of (CONFIDENTIAL MATERIAL OMITTED). LESSOR will not agree to reschedule such delivery without LESSEE's prior written consent. LESSOR will notify LESSEE from time to time and in a timely manner of the exact date on which LESSOR expects such delivery to take place (the "SCHEDULED DELIVERY DATE").

3.3 DELIVERY SUBJECT TO MANUFACTURER DELIVERY. LESSOR and LESSEE expressly acknowledge that Delivery of the Aircraft to LESSEE is subject to and conditioned upon, and is to occur simultaneously with, delivery of the Aircraft by Manufacturer to LESSOR.

3.4 NO LESSOR LIABILITY. LESSOR will not be liable for any loss or expense, or any loss of profit, arising from any delay or failure in Delivery to LESSEE unless such delay or failure arises as a consequence of the willful misconduct of LESSOR, and in no event will LESSOR be liable for any delay or failure which is caused by any breach or delay on the part of Manufacturer or any BFE supplier.

3.5 TOTAL LOSS OF AIRCRAFT PRIOR TO DELIVERY. If a Total Loss of the Aircraft occurs prior to Delivery, neither party will have any further liability to the other except that LESSOR will return to LESSEE the Security Deposit in accordance with Article 5.1.3 and any prepaid Rent.

3.6 CANCELLATION FOR DELAY. Promptly after LESSOR becomes aware that in Manufacturer's opinion a delay will cause Delivery to be delayed beyond
(CONFIDENTIAL MATERIAL OMITTED) LESSOR will notify LESSEE. By written notice given within ten (10) Business Days after LESSEE's receipt of such LESSOR notice, either party may by written notice to the other party terminate this Lease and this Lease will terminate on the date of receipt of such notice. In the event of such termination, neither party will have any further liability to the other party except that LESSOR will return to LESSEE the Security Deposit in accordance with Article 5.1.3 and any prepaid Rent. If neither party gives notice of termination within such ten (10) Business Days, both parties lose all right to terminate under this Article 3.6 unless otherwise agreed in writing by the parties.

         ARTICLE 4            LEASE TERM



     4.1 LEASE TERM. The term of leasing of the Aircraft will commence on the Delivery Date and continue for a term of fifteen (15) years ("LEASE TERM").

     4.2 "EXPIRATION DATE". "EXPIRATION DATE" means the date on which LESSEE is required to redeliver the Aircraft to LESSOR in the condition required by this Lease on the last day of the Lease Term.

     4.3 "TERMINATION DATE". This Lease may in fact terminate on any of the dates set forth below:

     (a the Expiration Date, provided LESSEE returns the Aircraft to LESSOR on the Expiration Date in the condition required by Article 23; or

     (b a date earlier than the Expiration Date, if:

     (i there is a Total Loss of the Aircraft prior to Delivery pursuant to Article 3.5;

     (ii cancellation of this Lease occurs pursuant to Article 3.6;

     (iii there is a Total Loss of the Aircraft and payment is made to LESSOR in accordance with Article 18.3; or

     (iv an Event of Default occurs and LESSOR repossesses the Aircraft or otherwise terminates this Lease pursuant to Article 25.3.

     (c a date later than the Expiration Date, if:

     (i an Event of Default occurs hereunder by LESSEE returning the Aircraft in the condition required by this Lease after the Expiration Date; or

     (ii an Event of Default occurs and LESSOR repossesses the Aircraft or otherwise terminates this Lease pursuant to Article 25.3.

     The "TERMINATION DATE" is the date on which this Lease terminates because one of the above has occurred.

     ARTICLE 5 SECURITY DEPOSIT, TRANSACTION FEE, RENT AND OTHER PAYMENTS


     5.1 SECURITY DEPOSIT.


     5.1.1 (CONFIDENTIAL MATERIAL OMITTED)

     5.1.2 The Security Deposit may be commingled with LESSOR's general funds and any interest earned on such Security Deposit will be for LESSOR's account. If the Security Deposit is reduced below the required amount by application to meet LESSEE's unperformed obligations under this Lease, LESSEE will replenish the Security Deposit within ten (10) days after LESSOR's demand therefor. The Security Deposit will serve as security for the performance by LESSEE of its obligations under this Lease and any other agreements between LESSEE and LESSOR relating to aircraft, engines, aircraft equipment or the extension of credit and may be applied by LESSOR upon the occurrence of a Default or Event of Default hereunder or of a default by LESSEE under any such other agreements.

     5.1.3 Upon termination of this Lease in accordance with Article 4.3 other than if an Event of Default has occurred and is continuing, LESSOR will return to LESSEE the amount of the Security Deposit then held by LESSOR (so long as no default by LESSEE exists under any other agreement between LESSEE and LESSOR relating to aircraft, engines or aircraft equipment or the extension of credit by LESSOR to LESSEE), without interest, less an amount determined by LESSOR to be a reasonable estimate of the costs, if any, which LESSOR will incur to remedy any unperformed obligations of LESSEE under this Lease, including the correction of any discrepancies from the required condition of the Aircraft on return of the Aircraft.

     5.2 TRANSACTION FEE. Within two (2) Business Days after execution of this Lease, LESSEE will pay LESSOR a nonrefundable transaction fee
(CONFIDENTIAL MATERIAL OMITTED)

     5.3 RENT.


     5.3.1 LESSEE will pay LESSOR the following amounts monthly in advance as rent for the Aircraft (the "RENT"):

     (a The following amounts for the following years of the Lease Term:

        LEASE PERIOD                               MONTHLY RENTAL AMOUNT*
        ------------                               ---------------------

        (CONFIDENTIAL MATERIAL OMITTED)

        *The above base rent is  expressed in January 1999
        U.S.  dollars and will  increase in the  following
        amounts   for   the    following    periods   (the
        "MANUFACTURER'S ESCALATION RATE"):

        PERIOD                              ESCALATION FACTOR
        ------------                               ---------------------

        (CONFIDENTIAL MATERIAL OMITTED)



                       Any increases to the above base Rent during the Lease Term will be calculated immediately prior to Delivery.

5.3.2 The first payment of Rent during the Lease Term will be paid prior to the Scheduled Delivery Date. Each subsequent payment of Rent will be due monthly thereafter no later than the same day of the month as the Delivery Date of the Aircraft except that, if such day is not a Business Day, the Rent will be due on the immediately preceding Business Day. If Delivery occurred on the 29th, 30th or 31st of the month and in any given month during the Lease Term there is no such corresponding date, Rent will be payable on the last Business Day of such month.

5.4 LESSOR'S BANK ACCOUNT. The Security Deposit, Transaction Fee, Rent and any other payment due under this Lease will be paid by wire transfer of immediately available U.S. Dollar funds to LESSOR's bank account at:

                       (CONFIDENTIAL MATERIAL OMITTED)
or to such other bank account in the U.S. as LESSOR may from time to time designate by written notice ("LESSOR'S BANK"). When it is stated in this Lease that an installment of the Security Deposit, the monthly Rent or any other payment is due or must be paid or made by LESSEE by a specific date, then such payment actually must be received by LESSOR's Bank on or before such specific date, even if, in order for such payment to be received by LESSOR's Bank by such specific date, LESSEE must initiate the wire transfer prior to such specific date.

5.5 DEFAULT INTEREST. If LESSOR's Bank does not receive the Rent or any other amount on or before the specific date when due, LESSOR will suffer loss and damage the exact nature and amount of which are difficult or impossible to ascertain. LESSEE will pay LESSOR as supplemental Rent (by way of agreed compensation and not as a penalty) interest on any due and unpaid amounts payable by LESSEE under this Lease. Interest will be calculated at a per annum rate (based on a 360 day year) which is equal to three percent (3%) plus the Prime Rate in effect on the date on which the amount was originally due for the period from the date the amount originally was due through the date the amount actually is received at LESSOR's Bank or, in the case of LESSOR's performance of LESSEE's obligations hereunder, from the date of payment by LESSOR through the date of LESSEE's repayment to LESSOR ("DEFAULT INTEREST"). Default Interest will accrue on a day-to-day basis and be compounded monthly.

5.6 NO DEDUCTIONS OR WITHHOLDINGS. All payments by LESSEE under this Lease, including the Security Deposit, Transaction Fee, Rent, Default Interest, fees, indemnities or any other item, will be made in full without any deduction or withholding whether in respect of set-off, counterclaim, duties, or Taxes (as defined in Article 15) imposed in the State of Registration or any jurisdiction from which such payments are made unless LESSEE is prohibited by Law from doing so, in which event LESSEE will gross up the payment amount such that the net payment received by LESSOR after any deduction or withholding equals the amounts called for under this Lease. LESSEE's requirement to pay the amounts required by this Article 5.6 is subject to the exceptions provided in Article 15.2.

     5.7 VALUE ADDED TAXES. The Rent and other amounts payable by LESSEE under this Lease are exclusive of any value added tax, turnover tax or similar tax or duty.

     5.8 NET LEASE.


     5.8.1 This Lease is a net lease and LESSEE's obligation to pay Rent and make other payments in accordance with this Lease will be absolute and unconditional under any and all circumstances and regardless of other events, including the following:

     (a) any right of set-off, counterclaim, recoupment, defense or other right (including any right of reimbursement) which LESSEE may have against LESSOR, Manufacturer, the Engine manufacturer or any other person for any reason, including any claim LESSEE may have for the foregoing;

     (b) unavailability or interruption in use of the Aircraft for any reason, including a requisition thereof or any prohibition or interference with or other restriction against LESSEE's use, operation or possession of the Aircraft (whether by Law or otherwise), any defect in title, airworthiness, merchantability, fitness for any purpose, condition, design, specification or operation of any kind or nature of the Aircraft, the ineligibility of the Aircraft for any particular use or trade or for registration under the Laws of any jurisdiction or Total Loss of the Aircraft;

     (c) insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation, receivership, administration or similar proceedings by or against LESSOR, LESSEE, Manufacturer, the Engine manufacturer or any other Person;

     (d) invalidity or unenforceability or lack of due authorization of or other defect in this Lease;

     (e) failure or delay on the part of any party to perform its obligations under this Lease; or

     (f) any other circumstance which but for this provision would or might have the effect of terminating or in any other way affecting any obligation of LESSEE hereunder.

     5.8.2 Nothing in Article 5.8 will be construed to limit LESSEE's rights and remedies in the event of LESSOR's breach of its warranty of quiet enjoyment set forth in Article 21.2 or to limit LESSEE's rights and remedies to pursue in a court of law any claim it may have against LESSOR or any other Person.

     5.9 LESSOR PERFORMANCE OF LESSEE OBLIGATION. If LESSEE fails to make any payment under this Lease to a third party in connection with the Aircraft or fails to perform any other obligation required under this Lease, LESSOR may (but is not required to) at its election and without waiver of its rights perform such obligation and/or pay such amount. Within five (5) Business Days after written notice to LESSEE of the amount paid by LESSOR on behalf of LESSEE, LESSEE will repay such amount to LESSOR together with Default Interest. Such payment to LESSOR will constitute additional Rent payable by LESSEE to LESSOR hereunder. Any payment, performance or compliance by LESSOR of a LESSEE obligation hereunder will not affect the occurrence or continuance of a Default or Event of Default, as the case may be.

     5.10 CONSIDERATION FOR RENT AND OTHER AMOUNTS. The amount of the Rent and other payments contained herein are in consideration of LESSEE's waiver of warranties and indemnities set forth in Articles 8 and 16, respectively, and the other provisions of this Lease.

        ARTICLE 6            INVOLVEMENT WITH AIRCRAFT MANUFACTURER



6.1 LESSEE SELECTION OF AIRCRAFT. LESSEE ACKNOWLEDGES THAT THE DESCRIPTION OF THE AIRCRAFT SET FORTH IN THIS LEASE IS BASED UPON INFORMATION SUPPLIED BY MANUFACTURER. LESSEE COVENANTS TO LESSOR THAT LESSEE HAS USED ITS OWN JUDGMENT IN SELECTING THE AIRCRAFT AND HAS DONE SO BASED ON ITS SIZE, DESIGN AND TYPE. LESSEE ACKNOWLEDGES THAT LESSOR IS NOT A MANUFACTURER, REPAIRER OR SERVICING AGENT OF THE AIRCRAFT.

6.2 AGENCY AGREEMENT. Certain obligations remain to be performed by LESSOR in connection with the manufacture, fabrication and completion of the Aircraft by Manufacturer which will be performed by LESSEE (as provided in the Agency Agreement). LESSEE will act as LESSOR's agent with respect to some of these matters pursuant to the terms of an Agency Agreement to be entered into between LESSEE and LESSOR in the form set forth in Exhibit B.

6.3 PROCUREMENT OF BFE. LESSEE's and LESSOR's technical representatives will meet and determine which of LESSEE or LESSOR will provide specific items of BFE. Such BFE will then be provided to Manufacturer by LESSEE or LESSOR, as applicable, within the time frames required by Manufacturer.

6.4 ASSIGNMENT OF TRAINING. LESSOR hereby assigns to LESSEE all rights to training to which LESSOR is entitled as a result of LESSOR's purchase of the Aircraft and lease of the Aircraft to LESSEE. If LESSEE fails to take Delivery of the Aircraft when tendered in accordance with Article 6.7, LESSEE will immediately pay to LESSOR an amount equal to the Dollar value of such training based on what the training would have cost LESSEE had LESSEE purchased such training directly from Manufacturer.

6.5 LESSEE INSPECTION OF AIRCRAFT. During the course of final assembly of the Aircraft, and at Delivery, LESSEE will have its own representative present to inspect the Aircraft and to ensure its conformity with LESSEE's needs and the terms of this Lease. LESSEE will have ground inspection and acceptance flight rights with respect to the Aircraft. LESSEE acknowledges that, as between LESSEE and LESSOR, in accepting the Aircraft LESSEE is relying on its own inspection and knowledge of the Aircraft in determining whether the Aircraft meets the requirements of this Lease.

6.6 AIRCRAFT AT DELIVERY. At Delivery, the Aircraft will be as set forth in Exhibit A, as such description may be modified by any change requests agreed to among LESSEE, LESSOR and Manufacturer (which will be reflected in amendment(s) to this Lease). In the event of any discrepancies, LESSEE and LESSOR will cooperate in good faith with one another and with Manufacturer and Engine manufacturer, as applicable, in order to arrive at a mutually acceptable resolution of any such discrepancies.

6.7 DELIVERY OF THE AIRCRAFT TO LESSEE. Subject to LESSEE having performed all of the conditions precedent to Delivery set forth herein, immediately following delivery of the Aircraft from Manufacturer to LESSOR, LESSOR will deliver the Aircraft to LESSEE at the Delivery Location. Provided that the Aircraft is in the condition required by Article 6.6, upon the tender of the Aircraft by LESSOR to LESSEE, LESSEE will accept the Aircraft and the date of tender by LESSOR to LESSEE will be deemed to be the Delivery Date for all purposes under this Lease, including, but not limited to, the commencement of LESSEE's obligation to pay Rent hereunder.

6.8 LESSEE ACCEPTANCE OF AIRCRAFT. If LESSEE fails to (a) comply with its obligations set forth in Article 6.2, (b) comply with the conditions contained in Articles 7.1 and 7.2 so as to allow Delivery to take place immediately following delivery of the Aircraft by Manufacturer to LESSOR or (c) take delivery of the Aircraft when properly tendered for delivery by LESSOR in the condition required hereunder, LESSEE will indemnify LESSOR for all costs and expenses incurred by LESSOR as a result thereof including (but without limitation) any payments other than the purchase price which LESSOR becomes obliged to make to Manufacturer.

     ARTICLE 7 PRE-DELIVERY, DELIVERY AND POST-DELIVERY DOCUMENTARY AND OTHER REQUIREMENTS



     7.1 PRE-DELIVERY REQUIREMENTS. LESSEE will do each of the following prior to the Scheduled Delivery Date of the Aircraft within the time frames set forth below:

     7.1.1 Within one (1) month after execution of this Lease, LESSEE will deliver to LESSOR each of the following:

     (a) copies of resolutions of the Board of Directors of LESSEE or other written evidence of appropriate corporate action, duly certifying and authorizing the lease of the Aircraft hereunder and the execution, delivery and performance of this Lease, together with an incumbency certificate as to the person or persons authorized to execute and deliver documents on behalf of LESSEE hereunder; and

     (b) an opinion of counsel in the form and substance of Exhibit F.

     7.1.2 At least three (3) days prior to the Scheduled Delivery Date, LESSEE will have delivered to LESSOR a Certificate of Insurance and Brokers' Letter of Undertaking in the form and substance of Exhibits C and D, respectively, from LESSEE's insurance brokers evidencing insurance of the Aircraft in accordance with this Lease from the Delivery Date.

     7.1.3 At least three (3) Business Days prior to the Scheduled Delivery Date, LESSEE will do each of the following:

     (a) provide LESSOR with a copy of such Aviation Documents as may be available prior to the Scheduled Delivery Date;

     (b)  provide   LESSOR  with  a  power  of  attorney   empowering   LESSEE's
representative, who may be an officer or employee of LESSEE, to accept the Aircraft on behalf of LESSEE; and

     (c) provide LESSOR with such other documents as LESSOR may reasonably request.

     7.1.4 Prior to the Scheduled Delivery Date, LESSEE will pay LESSOR the first monthly installment of Rent in accordance with Article 5.3.2.

     7.2 DELIVERY REQUIREMENTS. On the Delivery Date of the Aircraft, each of the following will occur:

     7.2.1 LESSEE will execute and deliver to LESSOR an Estoppel and Acceptance Certificate in the form of Exhibit E covering the Aircraft and effective as of the Delivery Date.

     7.2.2 If not previously done, LESSEE and LESSOR will sign an amendment or supplement to Exhibit A evidencing all agreed-to changes to the specification of the Aircraft.

     7.2.3 LESSEE will deliver a certificate signed on behalf of LESSEE by an officer of LESSEE stating all of the following:

     (a) the representations and warranties contained in Article 20 are true and accurate on and as of the Delivery Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

     (b) no Default has occurred and is continuing or will result from LESSEE's lease of the Aircraft hereunder; and

     (c) none of the Creditor Agreements contains terms which provide or contemplate that any Creditor will obtain any right, title or interest in an Engine which is installed on another aircraft (or, if this is not the case, such certificate will identify the parties, the aircraft and the Creditor Agreements for which this statement is untrue).

     7.2.4 LESSEE's counsel will deliver opinions confirming the matters set forth in the opinion of counsel described in Article 7.1 and advising that all filing and other requirements have been met or concurrently are being met.

     7.2.5 If any Creditor Agreement provides or contemplates that such Creditor will obtain any right, title or interest in an Engine which is installed on such Creditor's aircraft, LESSEE will deliver to LESSOR an engines cooperation agreement in form and substance acceptable to LESSOR which is executed by LESSEE and LESSEE's Creditors (as defined therein).

     7.2.6 LESSOR will deliver to LESSEE an assignment of Manufacturer and Engine manufacturer rights in the form and substance of Exhibits G and H, respectively, and concurrently therewith LESSOR, to the extent it has not previously done so, will be deemed to have assigned all training, product assurance and product support applicable to the owner or operator of the Aircraft to LESSEE during the Lease Term.

     7.3 POST-DELIVERY REQUIREMENTS.


     7.3.1 Promptly after Delivery, LESSEE will do each of the following:

     (a) provide LESSOR with copies of all Aviation Documents not previously delivered; and

     (b) provide LESSOR with a follow-up opinion of counsel advising that the Aircraft has been registered in the State of Registration and that all necessary filings have been made.

        ARTICLE 8            DISCLAIMERS



                LESSOR HAS COMMITTED TO LESSEE THAT ON THE DELIVERY DATE THE AIRCRAFT WILL BE IN THE CONDITION REQUIRED BY ARTICLE 6. SUCH COMMITMENT OR COVENANT ON THE PART OF LESSOR EXPIRES AND THE DISCLAIMERS SET FORTH IN THIS
ARTICLE 8 APPLY UPON LESSEE'S ACCEPTANCE OF THE AIRCRAFT AND EXECUTION OF THE ESTOPPEL AND ACCEPTANCE CERTIFICATE. AFTER SUCH TIME, THEN AS BETWEEN LESSOR AND
LESSEE:

8.1 "AS IS, WHERE IS". LESSEE AGREES THAT IT IS LEASING THE AIRCRAFT "AS IS, WHERE IS". LESSEE UNCONDITIONALLY ACKNOWLEDGES AND AGREES THAT NEITHER LESSOR NOR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES OR REPRESENTATIVES HAVE MADE OR WILL BE DEEMED TO HAVE MADE ANY TERM, CONDITION, REPRESENTATION, WARRANTY OR COVENANT EXPRESS OR IMPLIED (WHETHER STATUTORY OR OTHERWISE) AS TO (a) THE CAPACITY, AGE, AIRWORTHINESS, VALUE, QUALITY, DURABILITY, CONFORMITY TO THE PROVISIONS OF THIS LEASE, DESCRIPTION, CONDITION (WHETHER OF THE AIRCRAFT, ANY ENGINE, ANY PART THEREOF OR THE AIRCRAFT DOCUMENTATION), DESIGN, WORKMANSHIP, MATERIALS, MANUFACTURE, CONSTRUCTION, OPERATION, DESCRIPTION, STATE, MERCHANTABILITY, PERFORMANCE, FITNESS FOR ANY PARTICULAR USE OR PURPOSE (INCLUDING THE ABILITY TO OPERATE OR REGISTER THE AIRCRAFT OR USE THE AIRCRAFT DOCUMENTATION IN ANY OR ALL JURISDICTIONS) OR SUITABILITY OF THE AIRCRAFT OR ANY PART THEREOF, OR THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, KNOWN OR UNKNOWN, APPARENT OR CONCEALED, EXTERIOR OR INTERIOR, (b) THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY RIGHTS, (c) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE OR (d) EXCEPT AS SET FORTH IN
ARTICLE 21.1, ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF, ALL OF WHICH ARE HEREBY EXPRESSLY EXCLUDED AND EXTINGUISHED.

8.2 WAIVER OF WARRANTY OF DESCRIPTION. IN CONSIDERATION OF (a) LESSEE'S RIGHTS HEREUNDER TO INSPECT THE AIRCRAFT AND (b) LESSOR'S ASSIGNMENT TO LESSEE OF ANY EXISTING AND ASSIGNABLE WARRANTIES OF MANUFACTURER AND THE ENGINE MANUFACTURER, LESSEE HEREBY AGREES THAT ITS ACCEPTANCE OF THE AIRCRAFT AT DELIVERY AND ITS EXECUTION AND DELIVERY OF THE ESTOPPEL AND ACCEPTANCE CERTIFICATE CONSTITUTE LESSEE'S WAIVER OF THE WARRANTY OF DESCRIPTION, ANY CLAIMS LESSEE MAY HAVE AGAINST LESSOR BASED UPON THE FAILURE OF THE AIRCRAFT TO CONFORM WITH SUCH DESCRIPTION AND ANY AND ALL RIGHTS IT MAY HAVE TO THE REMEDIES SET FORTH IN SECTIONS 10508 THROUGH 10522 OF THE CALIFORNIA COMMERCIAL CODE. EVEN IF AT ANY TIME THE FAILURE OF THE AIRCRAFT TO CONFORM TO SUCH DESCRIPTION SUBSTANTIALLY IMPAIRS THE VALUE AND UTILITY OF THE AIRCRAFT AND EITHER (i) LESSEE ACCEPTED THE AIRCRAFT BASED ON A REASONABLE ASSUMPTION THAT THE NONCONFORMITY WOULD BE CURED AND IT WAS NOT SEASONABLY CURED OR (ii) LESSEE ACCEPTED THE AIRCRAFT WITHOUT DISCOVERING THE NONCONFORMITY BUT LESSEE'S ACCEPTANCE OF THE AIRCRAFT WAS REASONABLY INDUCED EITHER BY LESSOR'S ASSURANCES OR BY THE DIFFICULTY OF DISCOVERING ANY DEFECT PRIOR TO ACCEPTANCE, LESSEE AGREES NOT TO LOOK TO LESSOR FOR DAMAGES OR RELIEF ARISING OUT OF THE FAILURE OF THE AIRCRAFT TO CONFORM TO SUCH DESCRIPTION.

8.3 LESSEE WAIVER. LESSEE hereby waives as between itself and LESSOR and agrees not to seek to establish or enforce any rights and remedies, express or implied (whether statutory or otherwise) against LESSOR or the Aircraft relating to any of the matters mentioned in Articles 8.1 or 8.2.

8.4 CONCLUSIVE PROOF. DELIVERY BY LESSEE TO LESSOR OF THE ESTOPPEL AND ACCEPTANCE CERTIFICATE WILL BE CONCLUSIVE PROOF AS BETWEEN LESSOR AND LESSEE THAT LESSEE'S TECHNICAL EXPERTS HAVE EXAMINED AND INVESTIGATED THE AIRCRAFT AND ENGINES AND (a) EACH IS AIRWORTHY AND IN GOOD WORKING ORDER AND REPAIR AND (b) THE AIRCRAFT AND ENGINES AND THE AIRCRAFT DOCUMENTATION ARE WITHOUT DEFECT (WHETHER OR NOT DISCOVERABLE AT DELIVERY) AND IN EVERY WAY SATISFACTORY TO LESSEE.

8.5 NO LESSOR LIABILITY FOR LOSSES. LESSEE agrees that LESSOR will not be liable to LESSEE, any sublessee or any Person, whether in contract or tort and however arising, for any cost, loss or damage (consequential or otherwise) arising out of the condition of the Aircraft, whether or not due in whole or in part to an act or omission or the active or passive negligence of LESSOR.

     8.6 NO LIABILITY TO REPAIR OR REPLACE. LESSOR will not be liable for any expense in repairing or replacing any item of the Aircraft or be liable to supply another aircraft or any item in lieu of the Aircraft or any Part thereof if the same is lost, confiscated, damaged, destroyed or otherwise rendered unfit for use.

     8.7 NO WAIVER. Nothing in this Article 8 or elsewhere in this Lease will be deemed to be a waiver by LESSEE of any rights it may have against Manufacturer, the Engine manufacturer or any other Person.

         ARTICLE 9            MANUFACTURERS' AND VENDORS' WARRANTIES



     9.1 WARRANTIES. As set forth in Article 7.2.6, at Delivery LESSOR will assign to LESSEE for the duration of the Lease Term the benefit of all warranties and indemnities given to LESSOR by Manufacturer and the Engine manufacturer. Effective on the Delivery Date, all other vendor warranties with respect to the Aircraft are hereby assigned by LESSOR to LESSEE.

     9.2 REASSIGNMENT. On the Termination Date, the benefit of any warranty assigned by LESSOR to LESSEE pursuant to Article 7.2.6 will be reassigned automatically to LESSOR or its designee.

         ARTICLE 10           OPERATION OF AIRCRAFT



     10.1 COSTS OF OPERATION. As between LESSEE and LESSOR, LESSEE will pay all costs incurred in the operation of the Aircraft during the Lease Term, for profit or otherwise, including the costs of flight crews, cabin personnel, fuel, oil, lubricants, maintenance, insurance, storage, landing and navigation fees, airport charges, passenger service and any and all other expenses of any kind or nature, directly or indirectly, in connection with or related to the use, movement and operation of the Aircraft. The obligations, covenants and liabilities of LESSEE under this paragraph arising prior to return of the Aircraft to LESSOR will continue in full force and effect, notwithstanding the termination of this Lease or expiration of the Lease Term.

     10.2 COMPLIANCE WITH LAWS. LESSEE agrees throughout the Lease Term that all use of the Aircraft will be in accordance with applicable Laws of the State of Registration and of any country, state, territory or municipality into or over which LESSEE may operate. LESSEE will not employ, suffer or cause the Aircraft to be used in any business which is forbidden by Law or in any manner which may render it liable to condemnation, destruction, seizure, or confiscation by any authority. LESSEE will not permit the Aircraft to fly to any airport or country if so doing would cause LESSEE to be in violation of any Law applicable to LESSEE or the Aircraft. The foregoing provisions in this Article 10.2 shall not prohibit any violation of Law (a) during a good-faith contest of the validity, application, or alleged violation thereof in any reasonable manner so long as there is no material danger of sale, forfeiture, or loss of the Aircraft (however, this good faith exception shall not apply in the case of a mandatory grounding order, the good faith contest of which does not permit LESSEE to operate the Aircraft during such contest), and which does not extend beyond the end of the Lease Term if the pendency of such contest would adversely affect the Aircraft or the remarketing thereof in any material respect; and (b) for minor or non-recurring violations (with the understanding that minor violations may cease to be minor if recurring) that LESSEE is diligently trying to rectify which do not render the Aircraft liable to any risk of condemnation, destruction, seizure, or confiscation by any Government Entity.

     10.3 TRAINING. LESSEE will not use the Aircraft for testing or for training of flight crew members other than LESSEE crew members and will not use the Aircraft for training any more than it utilizes for training the other aircraft in its fleet.

     10.4 NO VIOLATION OF INSURANCE POLICIES. LESSEE will not use or permit the Aircraft to be used in any manner or for any purpose which is not covered by the insurance policies LESSEE is required to carry and maintain as set forth in this Lease. LESSEE will not carry any goods of any description that would invalidate or limit such policies or do any other act or permit to be done anything which could reasonably be expected to invalidate or limit any such insurance policy.

     10.5 FLIGHT CHARGES.

     10.5.1 LESSEE will pay promptly when due all enroute navigation charges, navigation service charges and all other charges payable by LESSEE for the use of or for services provided at any airport, whether in respect of the Aircraft or any other aircraft of LESSEE, and will indemnify and hold LESSOR harmless in respect of the same. This indemnity will continue in full force and effect notwithstanding the termination or expiration of the Lease Term for any reason or the return of the Aircraft.

     10.5.2 If requested by LESSOR, LESSEE will provide LESSOR with a list of the airports to which LESSEE regularly operates the Aircraft or its other aircraft. LESSEE hereby authorizes Eurocontrol or another aviation authority or airport or creditor claiming rights on the Aircraft to confirm the status of LESSEE's payments to such creditor for the Aircraft and its other aircraft, as and when requested by LESSOR.

         ARTICLE 11           SUBLEASES



     11.1 NO SUBLEASE WITHOUT LESSOR CONSENT. LESSEE WILL NOT SUBLEASE OR PART WITH POSSESSION OF THE AIRCRAFT (EXCEPT FOR MAINTENANCE AND REPAIR) AT ANY TIME WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR (NOT TO BE UNREASONABLY WITHHELD) AND IN ACCORDANCE WITH SUCH REQUIREMENTS AS MAY FROM TIME TO TIME BE AGREED IN WRITING BETWEEN LESSOR AND LESSEE. The wet leasing of the Aircraft during the Lease Term (in which LESSEE and its crews retain operational control of the Aircraft) will not be considered a sublease of the Aircraft.

     11.2 LESSOR COSTS. LESSEE will indemnify LESSOR on demand for all out-of-pocket expenses (including legal fees) incurred in connection with LESSOR's assessment of the subleasing proposal (whether or not LESSOR's consent to such sublease is ultimately given) and implementation of the sublease.

     11.3 ANY APPROVED SUBLEASE. Any sublease approved by LESSOR will be for a term no greater than the remaining Lease Term and contain provisions consistent with this Lease protecting LESSOR's title to the Aircraft, providing appropriate LESSOR indemnities, regarding the maintenance and repair standards for the Aircraft, concerning the insurances which will be carried by the sublessee and the circumstances which constitute a Total Loss of the Aircraft. Any such sublease will be subject and subordinate to this Lease. In its sole discretion, LESSOR may require an opinion of counsel in connection with such sublease, including LESSOR's right to repossess the Aircraft in the event of an Event of Default hereunder or under the sublease. LESSEE will not amend the terms of any approved sublease without the prior written consent of LESSOR, which will not be unreasonably withheld.

     11.4 ASSIGNMENT OF SUBLEASE. Any approved sublease will be assigned to LESSOR as security. LESSEE will deliver the original counterpart of the sublease to LESSOR and make any filings necessary to protect LESSOR's security interest.

     11.5 CONTINUED RESPONSIBILITY OF LESSEE. LESSEE will continue to be responsible for performance of its obligations under this Lease during any period of sublease.

         ARTICLE 12           MAINTENANCE AND USE OF AIRCRAFT



12.1            GENERAL OBLIGATION.

     12.1.1 During the Lease Term and until the Aircraft is returned to LESSOR, LESSEE alone has the obligation, at its expense, to maintain and repair the Aircraft, Engines and all of the Parts (a) in accordance with the Maintenance Program, (b) in accordance with the rules and regulations of the Aviation Authority, (c) in accordance with Manufacturer's type design, (d) in accordance with any other regulations or requirements necessary in order to maintain a valid Certificate of Airworthiness for the Aircraft and meet the requirements at all times during the Lease Term and upon return of the Aircraft to LESSOR for issuance of a Standard Certificate of Airworthiness for transport category aircraft issued by the Aviation Authority (except during those periods when the Aircraft is undergoing maintenance or repairs as required or permitted by this Lease) and (e) in the same manner and with the same care as used by LESSEE or its sublessee with respect to similar aircraft and engines operated by LESSEE or its sublessee and without in any way discriminating against the Aircraft.

     12.1.2 LESSEE will maintain and repair the Engines in the same manner and in the equivalent time frame to its other engines and LESSEE will not discriminate against any of the Engines in respect of the repair and maintenance.

     12.1.3 LESSEE will not enter into any Engine maintenance cost per flight hour, power-by-the-hour or similar agreement with Engine manufacturer or any other Engine maintenance facility or organization without LESSOR's prior written consent.

     12.2 SPECIFIC OBLIGATIONS. Without limiting Article 12.1, LESSEE agrees that such maintenance and repairs will include but will not be limited to each of the following specific items:

     (a) performance in accordance with the Maintenance Program of all routine and non-routine maintenance work;

     (b) incorporation in the Aircraft of all Airworthiness Directives;

     (c) incorporation in the Aircraft of all service bulletins of Manufacturer, the Engine manufacturer and other vendors which LESSEE schedules to adopt within the Lease Term for the rest of its Boeing 737-800 aircraft fleet. It is the intent of the parties that the Aircraft will not be discriminated from the rest of LESSEE's fleet in service bulletin compliance (including method of compliance) or other maintenance matters. LESSEE will not discriminate against the Engines with respect to Overhaul build standards and life-limited part replacements;

     (d) incorporation in the Maintenance Program for the Aircraft of a corrosion prevention and control program;

     (e) maintaining in English and keeping in an up-to-date status the records and historical documents set forth in Attachment 1 of Exhibit I;

     (f) maintaining historical records, in English, for on condition, condition-monitored, hard time and life-limited Parts (including tags from the manufacturer of such Part or a repair facility which evidence that such Part is new or overhauled and establish authenticity, total time in service and time since overhaul for such Part), the hours and cycles the Aircraft and Engines operate and all maintenance and repairs performed on the Aircraft; and

     (g) properly documenting all repairs, Modifications and alterations and the addition, removal or replacement of equipment, systems or components in accordance with the rules and regulations of the Aviation Authority and reflecting such items in the Aircraft Documentation. In addition, all repairs to the Aircraft will be accomplished in accordance with Manufacturer's Structural Repair Manual (or FAA-approved data supported by FAA Form 8110-3 or equivalent). All Modifications and alterations will also be accomplished in accordance with FAA-approved data supported by FAA Form 8110-3 or equivalent.


12.3            REPLACEMENT OF PARTS.

     12.3.1 LESSEE, at its own cost and expense, will promptly replace all Parts which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or rendered unfit or beyond economical repair
(BER) for any reason. In the ordinary course of maintenance, service, repair, overhaul or testing, LESSEE may remove any Part provided that LESSEE replaces such Part as promptly as practicable. All replacement Parts will (a) be free and clear of all Security Interests (except Permitted Liens) of any kind or description, (b) be in airworthy condition and of at least equivalent model, service bulletin and modification status and have a value and utility at least equal to the Parts replaced, assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof and (c) have a current "serviceable tag" of the manufacturer or maintenance facility providing such items to LESSEE, indicating that such Parts are new, serviceable or Overhauled. So long as a substitution meets the requirements of the Maintenance Program and Aviation Authority, LESSEE may substitute for any Part a part that does not meet the requirements of the foregoing sentence if a complying Part cannot be procured or installed within the available groundtime of the Aircraft and as soon as practicable the noncomplying part is removed and replaced by a complying Part.

     12.3.2 All Parts removed from the Airframe or any Engine will remain the property of LESSOR and subject to this Lease no matter where located, until such time as such Parts have been replaced by Parts (which have been incorporated or installed in or attached to the Airframe or such Engine) which meet the requirements for replacement Parts specified above and title to such replacement Parts has passed to LESSOR under the Laws of the State of Registration and LEX SITUS. To the extent permitted by the Laws of the State of --- ----- Registration and the LEX SITUS it is the intent of LESSOR and LESSEE that without further --- ----- act and immediately upon any replacement Part becoming incorporated, installed or attached to the Airframe or an Engine as above provided, (a) title to the removed Part will thereupon vest in LESSEE, free and clear of all rights of LESSOR, (b) title to the replacement Part will thereupon vest in LESSOR free and clear of all rights of LESSEE and (c) such replacement Part will become subject to this Lease and be deemed to be a Part hereunder to the same extent as the Parts originally incorporated or installed in or attached to the Airframe or such Engine.

12.4            REMOVAL OF ENGINES.


     12.4.1 If an Engine is removed for testing, service, repair, maintenance, Overhaul work, alterations or modifications, title to such Engine will remain vested in LESSOR.

     12.4.2 LESSEE will be entitled to remove any of the Engines from the Aircraft and install another engine or engines on the Aircraft, provided that LESSEE complies with each of the following obligations:

     (a) the insurance requirements set forth in Article 17 and Exhibit C are in place;

     (b) LESSEE ensures that the identification plates referred to in Article 14 are not removed from any Engine upon such Engine being detached from the Aircraft; and

     (c) title to the Engine remains with LESSOR free from all Security Interests (except Permitted Liens) regardless of the location of the Engine or its attachment to or detachment from the Aircraft.

     12.5 POOLING OF ENGINES AND PARTS. With LESSOR's prior written consent, not to be unreasonably withheld, LESSEE may subject the Engines and Parts to normal interchange or pooling agreements with responsible commercial air carriers customary in the airline industry and entered into by LESSEE in the ordinary course of its business with respect to its Boeing 737-800 fleet generally, so long as (a) in the case of pooling of an Engine, such Engine is returned to LESSEE within two (2) months, (b) no transfer of title to the Engine occurs, (c) all other terms of this Lease continue to be observed with respect to the Engines or Parts, including but not limited to Articles 8, 10, 12, 13, 14, 15, 16, 17 and 18 and (d) LESSEE continues to be fully responsible to LESSOR for the performance of all of its obligations hereunder.

     12.6 INSTALLATION OF ENGINES ON OTHER AIRCRAFT. Any Engine removed from the Aircraft may be installed on another airframe in LESSEE's fleet which utilizes engines of the same type as the Engine only if one of the situations described in this Article 12.6 exists:

     12.6.1 LESSEE or LESSOR has title to such other aircraft free and clear of all Security Interests (except Permitted Liens).

     12.6.2 LESSEE, LESSOR and all of the Creditors of LESSEE of such aircraft enter into an engines cooperation agreement in form and substance acceptable to LESSOR in which each party agrees to recognize one another's rights in the engines. LESSEE will reimburse LESSOR and LESSOR's Lender for their reasonable attorneys' fees and costs in negotiating and finalizing engine cooperation agreement arrangements with LESSEE and its Creditors.

     12.6.3 Such other aircraft is subject to a Creditor Agreement (but no other Security Interests except Permitted Liens) which by its terms expressly or effectively states that such Creditor and its successors and assigns will not acquire any right, title or interest in any Engine by reason of such Engine being installed on such aircraft. LESSEE hereby agrees that if LESSOR's title to an Engine is in fact impaired under any such Creditor Agreement, such impairment will be a Total Loss of such Engine and the provisions of Article 18.5 will apply. To the extent another Creditor Agreement contains such provisions, then LESSOR hereby agrees for the benefit of the Creditor of such Creditor Agreement that neither LESSOR nor its successors or assigns will acquire or claim any right, title or interest in any engine in which LESSEE or another Creditor has an interest as a result of such engine being installed on the Airframe.

12.7            MODIFICATIONS.

     12.7.1 No modification, alteration, addition or removal to the Aircraft ("MODIFICATION") expected to cost over Five Hundred Thousand U.S. Dollars (US$500,000) or deviation from the Aircraft's original type design or configuration will be made without the prior written consent of LESSOR, which consent will not be unreasonably withheld. "Modifications" do not include Airworthiness Directives or Manufacturer's recommended service bulletins, for which LESSOR's consent is not required.

     12.7.2 LESSOR may review LESSEE's proposed designs, plans, engineering drawings and diagrams, and flight and maintenance manual revisions for any proposed Modification. If requested by LESSOR, LESSEE will furnish LESSOR (at LESSEE's expense) with such documents in final form and any other documents required by Law, as a result of such Modification. All Modifications incorporated on the Aircraft will be properly documented in the Aircraft Documentation and be fully approved by the Aviation Authority.

     12.7.3 Notwithstanding any other provision of this Lease, no Modification will be made which has the effect of decreasing the utility or value of the Aircraft.

     12.7.4 No Modification will be made by LESSEE if an Event of Default exists and is continuing hereunder.

     12.7.5 Unless otherwise agreed by LESSOR in writing, all non-severable or structural Modifications will forthwith become a part of the Aircraft and LESSEE relinquishes to LESSOR all rights and title thereto. However, all severable Modifications will remain the property of LESSEE or the third-party owner and, at LESSOR's request and LESSEE's cost, will be removed from the Aircraft prior to return of the Aircraft, with LESSEE restoring the Aircraft to the condition it was in prior to the Modification. Notwithstanding the foregoing, no such removal will be permitted without LESSOR's permission after the occurrence of an Event of Default hereunder and immediately upon the occurrence of an Event of Default hereunder, without the requirement of any further act or notice, all right, title and interest in such Modifications will immediately vest in LESSOR.

     12.7.6 LESSOR will bear no liability for the cost of Modifications of the Aircraft whether in the event of grounding or suspensions of certification, or for any other cause.

     12.8 PERFORMANCE OF WORK BY THIRD PARTIES. Whenever maintenance and repair work on the Aircraft or Engines will be regularly performed by a Person other than LESSEE, such Person will be an FAA-authorized repair station.

     12.9 REPORTING REQUIREMENTS.

     12.9.1 Commencing with a report furnished ten (10) days after the end of the calendar month in which Delivery occurs, LESSEE will furnish to LESSOR a Monthly Report in English in the form attached hereto as Exhibit J. Each Monthly Report will be furnished within ten (10) days after the end of each calendar month, except that the Monthly Report pertaining to the last month (or any portion thereof) of the Lease Term will be furnished to LESSOR on the Termination Date.

     12.9.2 On each anniversary of the Delivery Date, LESSEE will provide LESSOR with a Technical Evaluation Report for the Aircraft in the form and substance of Exhibit L, as revised.

     12.10 INFORMATION REGARDING MAINTENANCE PROGRAM. LESSEE will provide LESSOR with a copy of or information regarding the Maintenance Program for the Aircraft, as requested by LESSOR.

     12.11 LESSOR RIGHTS TO INSPECT AIRCRAFT. On reasonable notice, LESSOR and/or its authorized agents or representatives will have the right to inspect the Aircraft and Aircraft Documentation. LESSOR agrees that such requests will be coordinated with LESSEE so as to cause the minimum practical disturbance to LESSEE's operation or its personnel. LESSEE agrees to cooperate with LESSOR in making the Aircraft and Aircraft Documentation available to such authorized technical teams. No such inspection shall include opening panels, bays, or the like (although LESSOR may observe those that are then open), or disassembling any item. LESSOR will have no duty to make any such inspection and will not incur any liability or obligation by reason of (and LESSEE's indemnity obligations pursuant to Article 16 will apply notwithstanding) not making any such inspection or by reason of any reports it receives or any reviews it may make of the Aircraft records.

         ARTICLE 13           TITLE AND REGISTRATION



     13.1 TITLE TO THE AIRCRAFT DURING LEASE TERM. Title to the Aircraft will be and remain vested in LESSOR. LESSOR and LESSEE intend this Lease to be a "true lease". LESSEE will have no right, title or interest in the Aircraft except as provided in this Lease.

     13.2 REGISTRATION OF AIRCRAFT. LESSEE at its sole cost and expense will (a) register and maintain registration of the Aircraft in the name of LESSOR at the register of aircraft in the State of Registration and (b) from time to time take all other steps then required by Law (including the Geneva Convention if applicable) or by practice, custom or understanding or as LESSOR may reasonably request to protect and perfect LESSOR's interest in the Aircraft and this Lease in the State of Registration or in any other jurisdictions in or over which LESSEE may operate the Aircraft.

     13.3 FILING OF THIS LEASE. To the extent permitted by Law and in accordance with the requirements of the Law from time to time, LESSEE at its sole cost and expense will cause this Lease to be kept, filed, recorded and refiled or rerecorded in the State of Registration and in any other offices necessary to protect LESSOR's rights hereunder.

     13.4 EVIDENCE OF REGISTRATION AND FILINGS. As LESSOR may reasonably request from time to time, LESSEE will furnish to LESSOR an opinion of counsel or other evidence reasonably satisfactory to LESSOR of the registrations and filings required hereunder.

         ARTICLE 14           IDENTIFICATION PLATES



     LESSOR will affix and LESSEE will at all times maintain on the Airframe and each Engine the identification plates containing the following legends or any other legend reasonably requested by LESSOR in writing:

     14.1 AIRFRAME IDENTIFICATION PLATES.

      Location:      One to be affixed to the Aircraft structure
                     above the  forward  entry door  adjacent to
                     and  not  less   prominent   than  that  of
                     Manufacturer's data plate and another in a prominent place on the flight deck.

      Size:          No smaller than 4" x 6".

      Legend:        "THIS AIRCRAFT IS OWNED BY INTERNATIONAL LEASE
                     FINANCE CORPORATION.

                     MANUFACTURER'S SERIAL NO:    28244

                     OWNER'S ADDRESS:

                     INTERNATIONAL   LEASE  FINANCE  CORPORATION
                     1999  Avenue of the  Stars,  39th Floor Los
                     Angeles,  California 90067 United States of
                     America

                     Fax:     (310) 788-1990"

     14.2 ENGINE IDENTIFICATION PLATES.

      Location:      The legend on the plate must be visible.

      Size:          No smaller than 2" x 6".

                     "THIS ENGINE IS OWNED BY INTERNATIONAL LEASE
                     FINANCE CORPORATION, LOS ANGELES, CALIFORNIA, USA."

         ARTICLE 15           TAXES

     15.1 GENERAL OBLIGATION OF LESSEE. Except as set forth in Article 15.2, LESSEE agrees to pay promptly when due, and to indemnify and hold harmless LESSOR on a full indemnity basis from, all license and registration fees and all taxes, fees, levies, imposts, duties, charges or withholdings of any nature whatsoever (including without limitation any value added, franchise, transfer, sales, gross receipts, use, business, occupation, excise, personal property, real property, stamp or other tax) together with any assessments, penalties, fines, additions to tax or interest thereon, however or wherever imposed (whether imposed upon LESSEE, LESSOR, on all or part of the Aircraft, the Engines or otherwise), by any Government Entity or taxing authority in the U.S., any State thereof, or any foreign country or by any international taxing authority, upon or with respect to, based upon or measured by any of the following (collectively, "TAXES"):

     (a) the Aircraft, the Engines or any Parts.

     (b) the use, operation or maintenance of the Aircraft or carriage of passengers or freight during the Lease Term.

     (c) this Lease, the payments due hereunder and the terms and conditions hereof.

     (d) the return of the Aircraft to LESSOR or other use or disposition of the Aircraft by LESSEE.

     15.2 EXCEPTIONS TO INDEMNITY. The indemnity provided in Article 15.1 does not extend to any of the following Taxes:

     (a) Imposed by the U.S. (including without limitation any taxes collected by withholding) or any state or local government or governmental subdivision or state or local taxing authority in the U.S. (including any possession or territory of the U.S.) or by any foreign government, taxing authority or governmental subdivision of a foreign country which are based on, or measured by, the receipts, gross or net income, capital, net worth, franchises, excess profits, or conduct of business (including minimum taxes, withholding taxes and taxes on or measured by any items of tax preference) of LESSOR, except to the extent that such Tax would not have been imposed on or payable by LESSOR but for the location, use, registration or operation of the Aircraft or any part thereof, or any place of business or any activity of LESSEE in the jurisdiction imposing such Tax.

     (b) Imposed as a result of LESSOR's transfer, mortgage, pledge, financing or other disposition by LESSOR of all or a portion of its interest in the Aircraft or this Lease except a transfer or sale resulting from an exercise of remedies pursuant to Article 25.3 hereunder or in connection with a termination of the Lease pursuant to Article 18 hereof.

     (c) Attributable to the period prior to the Delivery Date or after return of the Aircraft to LESSOR in accordance with this Lease.

     (d) Attributable to LESSOR's gross negligence, willful misconduct or breach of this Lease.

     15.3 AFTER-TAX BASIS. The amount which LESSEE is required to pay with respect to any Taxes indemnified against under Article 15.1 is an amount sufficient to restore LESSOR on an after-tax basis to the same position LESSOR would have been in had such Taxes not been incurred.

     15.4 CLAIMS AND CONTESTS. If a written claim is received by LESSOR for Taxes, which claim, if sustained, would require the payment of an indemnity by LESSEE pursuant to this Article 15, LESSOR shall notify LESSEE of such claim within thirty (30) days after its receipt, provided that failure to provide such notice within thirty (30) days will not relieve LESSEE of any indemnification obligation pursuant to this Article 15 if such failure does not preclude LESSEE from exercising its contest rights hereunder. Payments due from LESSEE to LESSOR pursuant to this Article 15 shall be made directly to LESSOR within thirty (30) days of written demand by LESSOR to LESSEE. If requested by LESSEE in writing, LESSOR shall upon receipt of indemnity reasonably satisfactory to it and at the expense of LESSEE (including, without limitation, all reasonable costs, expenses, legal and accountants' fees, and disbursements, penalties, interest incurred in contesting such claim, and additions to tax) in good faith, in the name of LESSOR or, if requested by LESSEE, in the name of LESSEE (or permit LESSEE, if desired by LESSEE, to contest in the name of LESSEE) if permissible under applicable laws, the validity, applicability or amount of such Taxes by
(i) resisting payment thereof if practicable only if adequate reserves have been made for such Taxes or, if required, an adequate bond has been posted, (ii) paying the same under protest, if protest shall be necessary and proper, (iii) if payment shall be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, and (iv) taking such other action as is reasonably requested by LESSEE from time to time including not paying such Taxes only if adequate reserves have been made for such Taxes or, if required, an adequate bond has been posted. LESSOR shall determine the method of any contest and (in good faith consultation with LESSEE) control the conduct thereof. Notwithstanding anything contained in this Article 15.4, LESSOR will not be required to contest, or to continue to contest, the validity, applicability or amount of any Tax (or portion thereof) (x) if such contest would result in any material risk of criminal penalties or any material risk of sale, forfeiture or loss of the Aircraft, (y) if an Event of Default has occurred and is continuing, or (z) in the case of a contest of a Tax reflected on a return of LESSOR with other taxes of LESSOR that are not indemnified by the LESSEE hereunder, if LESSEE shall not have furnished an opinion of independent tax counsel selected by the LESSEE, and reasonably satisfactory to LESSOR, that a reasonable basis exists for such contest. If LESSOR shall obtain a refund of all or any part of such Taxes for which an indemnity was paid by LESSEE, LESSOR shall pay LESSEE the amount of such refund; PROVIDED, HOWEVER, that such amount shall not be payable before such time as LESSEE shall have made all payments or indemnities to LESSOR then due under this Article 15 and under the Lease or while an Event of Default shall have occurred and be continuing. If in addition to such refund LESSOR shall receive an amount representing interest on the amount of such refund, LESSEE shall be paid that proportion of such interest which is fairly attributable to Taxes paid with an indemnity payment by LESSEE prior to the receipt of such refund or interest and increased by any taxes saved by reason of the deductibility of such payment by LESSOR. LESSEE shall not be deemed to be in default under any of the indemnification provisions under this
Article 15 so long as it or LESSOR shall diligently prosecute such contest and LESSEE has indemnified LESSOR to LESSOR's reasonable satisfaction. In case any report or return is required to be made with respect to any obligation of LESSEE under this Article 15.4 or arising out of this Article 15.4, LESSEE will either timely make such report or return in such manner as will show the ownership of the Aircraft in LESSOR, and will as soon as possible send a copy of such report or return to LESSOR, or will notify LESSOR of such requirement and prepare and deliver such report or return to LESSOR in such manner as shall be satisfactory to LESSOR.

     15.5 REFUNDS. Upon receipt by LESSOR of a refund of all or any part of any Taxes (including any deductions or withholdings referred to in Article 15.1) which LESSEE has paid, LESSOR will pay to LESSEE the net amount of such Taxes refunded.

     15.6 COOPERATION IN FILING TAX RETURNS. LESSEE and LESSOR will cooperate with one another in providing information which may be reasonably required to fulfill each party's tax filing requirements and any audit information request arising from such filing.

         ARTICLE 16           INDEMNITIES

     16.1 GENERAL INDEMNITY. Except as set forth in Article 16.2, LESSEE agrees to indemnify and hold harmless LESSOR and its officers, directors, employees, agents and shareholders (individually an "INDEMNITEE" and collectively
"INDEMNITEES") from any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, disbursements and expenses (including legal fees, costs and related expenses) of every kind and nature, whether or not any of the transactions contemplated by this Lease are consummated (collectively "EXPENSES"), which are imposed on, incurred by or asserted against any Indemnitee and which are in any way relating to, based on or arising out of any of the following:

     (a) this Lease or any transactions contemplated hereby;

     (b) the operation, possession, use, non-use, control, leasing, subleasing, maintenance, storage, overhaul, testing, inspections or acceptance flights at return of the Aircraft, any Engine or any Part during the Lease Term by LESSEE, any sublessee or any other Person, whether or not the same is in compliance with the terms of this Lease, including without limitation claims for death, personal injury, property damage, other loss or harm to any Person and claims relating to any Laws, including without limitation environmental control, noise and pollution laws, rules or regulations;

     (c) the manufacture, design, acceptance, rejection, delivery, return, sale in connection with an Event of Default, import, export, condition, repair, modification, servicing, rebuilding, enforcement of warranties whether in LESSOR's or LESSEE's name, customer and product support provided by Manufacturer and other vendors, airworthiness, registration, reregistration, performance, sublease, merchantability, fitness for use, substitution or replacement of the Aircraft, Engine or any Part under this Lease or other transfer of use or possession of the Aircraft, Engine or any Part, including under a pooling or interchange arrangement, including without limitation latent and other defects, whether or not discoverable and patent, trademark or copyright infringement;

     (d) any non-compliance by LESSEE with any term of this Lease or the falsity or inaccuracy of any representation or warranty of LESSEE set forth herein;

     (e) the prevention or attempt to prevent the arrest, confiscation, seizure, taking in execution, impounding, forfeiture or detention of the Aircraft, or in securing the release of the Aircraft; or

     (f) as a consequence of any Default in payment by LESSEE of any sum to be paid by LESSEE when due under this Lease or any other Default by LESSEE in the due and punctual performance of its obligations under this Lease.

     The foregoing indemnity by LESSEE is intended to include and cover any Expense to which an Indemnitee may be subject (in contract, tort, strict liability or under any other theory) regardless of the negligence, active or passive or any other type, of such Indemnitee, so long as such Expense does not fall within any of the exceptions listed in Article 16.2.

     16.2  EXCEPTIONS  TO GENERAL  INDEMNITIES.  The  indemnity  provided for in
Article 16.1 will not extend to Expenses of any Indemnitee to the extent resulting from or arising out of any of the following:

     (a) Expenses which have resulted from the willful misconduct of such Indemnitee;

     (b) Expenses which LESSEE and LESSOR mutually agree or, absent mutual agreement, are judicially determined to be attributable to acts or events which occur after the Termination Date and return of the Aircraft to LESSOR in the condition required hereunder, but in any such case only to the extent not attributable to acts or omissions of LESSEE;

     (c) Expenses  representing  Taxes, it being  acknowledged that the terms of
Article 15 apply exclusively to LESSEE's indemnity obligations with respect to Taxes;

     (d) Expenses due to the breach by LESSOR of its covenant of quiet enjoyment pursuant to Article 21.2 (except to the extent covered by LESSEE's insurances);

     (e) Expenses which arise in connection with the transfer by LESSOR of any interest in the Aircraft or this Lease, except for any transfer in connection with any Event of Default or a Total Loss of the Aircraft or an Engine.

     (f) Expenses which are solely attributable to the representation or warranty of LESSOR contained in or made pursuant to any Operative Document being untrue;

     (g) Expenses which are solely related to the failure of such Indemnitees to perform or observe any agreement, covenant, or condition on its part to be performed or observed in any Operative Document;

     (h) Expenses which are solely an ordinary and usual internal customary operating expense; or

     (i) Expenses which are solely related to a breach of Article 21.1.6, or

     (j) Expenses which are solely related to a LESSOR's Lien.

     16.3 AFTER-TAX BASIS. The amount which LESSEE will be required to pay with respect to any Expense indemnified against under Article 16.1 will be an amount sufficient to restore the Indemnitee, on an after-tax basis, to the same position such Indemnitee would have been in had such Expense not been incurred.

     16.4 TIMING OF PAYMENT. It is the intent of the parties that each Indemnitee will have the right to indemnification for Expenses hereunder as soon as a claim is made and as soon as an Expense is incurred, whether or not such claim is meritorious and whether or not liability is established (but subject to Articles 16.2 and 16.8). LESSEE will pay an Indemnitee for Expenses pursuant to this Article 16 within ten (10) days after receipt of a written demand therefor from such Indemnitee accompanied by a written statement describing in reasonable detail the basis for such indemnity (but not before payment is due from such Indemnitee).

     16.5 SUBROGATION. Upon the payment in full of any indemnity pursuant to this Article 16 by LESSEE, LESSEE will be subrogated to any right of the Indemnitee in respect of the matter against which such indemnity has been made.

     16.6 NOTICE. Each Indemnitee and LESSEE will give prompt written notice one to the other of any liability of which such party has knowledge for which LESSEE is, or may be, liable under Article 16.1; provided, however, that failure to give such notice will not terminate any of the rights of Indemnitees under this
Article 16 except to the extent that LESSEE has been materially prejudiced by the failure to provide such notice.

     16.7 REFUNDS. If any Indemnitee obtains a recovery of all or any part of any amount which LESSEE has paid to such Indemnitee, such Indemnitee will pay to LESSEE the net amount recovered by such Indemnitee.

     16.8 DEFENSE OF CLAIMS.

     (a) LESSEE and its insurers will have the right (in each such case at LESSEE's sole expense) to investigate or, provided that LESSEE or its insurers have not reserved the right to dispute liability with respect to any insurance policies pursuant to which coverage is sought, defend or compromise any claim covered by insurance for which indemnification is sought pursuant to Article
16.1 and each Indemnitee will cooperate with LESSEE or its insurers with respect thereto. If LESSEE or its insurers are retaining attorneys to handle such claim, such counsel must be reasonably satisfactory to the Indemnitees. If not, the Indemnitees will have the right to retain counsel of their choice at LESSEE's expense.

     (b) Unless LESSOR agrees in writing otherwise, no settlement of any claim hereunder may require LESSOR to agree to any remedy apart from the payment of money damages (for which such payment of money damages LESSEE will in any event indemnify the Indemnitees).

     (c) In no event shall any Indemnitee enter into a settlement or other compromise with respect to any Expense without LESSEE's prior written consent (which shall not be unreasonably withheld or delayed), unless such Indemnitee waives its right to be indemnified with respect to such Expense under this
Article 16.

     (d) To the extent that any Expense indemnified by LESSEE hereunder may be covered by insurance maintained by LESSEE, at LESSEE's expense, each Indemnitee agrees to cooperate with the insurers in the exercise of their rights to investigate, defend, or compromise that Expense as may be required to retain the benefits of the insurance for that Expense.

     (e) If an Indemnitee is not a party to this Lease, LESSEE may require that Indemnitee to agree in writing to the terms of this Article 16 before making any payment to such Indemnitee under this Article 16.

     16.9 SURVIVAL OF OBLIGATION. Notwithstanding anything in this Lease to the contrary, the provisions of this Article 16 will survive the Termination Date and continue in full force and effect notwithstanding any breach by LESSOR or LESSEE of the terms of this Lease, the termination of the lease of the Aircraft to LESSEE under this Lease or the repudiation by LESSOR or LESSEE of this Lease.

         ARTICLE 17           INSURANCE



     17.1 CATEGORIES OF INSURANCE. Throughout the Lease Term and until the Termination Date LESSEE will, at its own expense, effect and maintain in full force and effect the types of insurance and amounts of insurance (including deductibles) described in Exhibit C through such brokers and with such insurers favorably regarded in the airline industry.

     17.2 INSURANCE FOR INDEMNITIES. The insurance referred to in Article 17.1 will in each case include and insure (to the extent of the risks covered by the policies) the indemnity provisions of Article 16 and LESSEE will maintain such insurance of the indemnities for a minimum of two (2) years following the Termination Date.

     17.3 INSURANCE REQUIRED BY MANUFACTURER. During the Lease Term, LESSEE will carry the insurance required by Manufacturer in connection with LESSOR's assignment of Manufacturer's warranties and product support to LESSEE.

     17.4 RENEWAL. Not less than two (2) Business Days before the expiration or termination date of any insurance required hereunder, LESSEE will provide LESSOR with fax confirmation from LESSEE's insurance brokers that renewed certificates of insurance evidencing the renewal or replacement of such insurance and complying with Exhibit C will be issued on the termination date of the prior certificate. Within seven (7) days after such renewal, LESSEE will furnish its brokers' certificates of insurance to LESSOR.

     17.5 ASSIGNMENT OF RIGHTS BY LESSOR. If LESSOR assigns all or any of its rights under this Lease as permitted by this Lease or otherwise disposes of any interest in the Aircraft to any other Person, LESSEE will, upon request, procure that (to the extent of the assignment or disposition) such Person hereunder be added as loss payee and/or additional assured in the policies effected hereunder and enjoy the same rights and insurance enjoyed by LESSOR under such policies. To the extent of its retained interest or as provided in Article 24.2.1, LESSOR will nevertheless continue to be covered by such policies.

     17.6 DEDUCTIBLES. If there is a material adverse change in the financial condition of LESSEE which LESSOR reasonably believes will not enable LESSEE to pay the deductible upon the occurrence of a partial loss of the Aircraft or an Engine, then LESSOR may require LESSEE at LESSEE's expense to lower its deductibles on the insurance maintained hereunder to a level which is available on commercially reasonable terms in the insurance market.

     17.7 OTHER INSURANCE. LESSOR may from time to time by notice to LESSEE require LESSEE at LESSEE's expense to effect such other insurance or such variations to the terms of the existing insurance as may then be customary in the airline industry for aircraft of the same type as the Aircraft and at the time commonly available in the insurance market.

     17.8 INFORMATION. LESSEE will provide LESSOR with any information reasonably requested by LESSOR from time to time concerning the insurance maintained with respect to the Aircraft or in connection with any claim being made or proposed to be made thereunder.

     17.9 CURRENCY. All proceeds of insurance pursuant to this Lease will be payable in Dollars except as may be otherwise agreed by LESSOR.

     17.10 GROUNDING OF AIRCRAFT. If at any time any of the insurance required pursuant to this Lease will cease to be in full force and effect, LESSEE will forthwith ground the Aircraft and keep the Aircraft grounded until such time as such insurance is in full force and effect again.

     17.11 FAILURE TO INSURE. If at any time LESSEE fails to maintain insurance in compliance with this Article 17, LESSOR will be entitled but not bound to do any of the following (without prejudice to any other rights which it may have under this Lease by reason of such failure):

     (a) to pay any premiums due or to effect or maintain substitute insurance or otherwise remedy such failure in any reasonable manner (and LESSEE will upon demand reimburse LESSOR in full for any amount so expended in that connection); or

     (b) at any time while such failure is continuing, to require the Aircraft to remain at any airport or (as the case may be), proceed to and remain at any airport designated by LESSOR.

     17.12 LIMIT ON HULL IN FAVOR OF LESSEE. LESSEE may carry hull all risks or hull war and allied perils on the Aircraft in excess of the Agreed Value (which Agreed Value is payable to LESSOR) only to the extent such excess insurance which would be payable to LESSEE in the event of a Total Loss does not exceed fifteen percent (15%) of the Agreed Value and only to the extent that such additional insurance will not prejudice the insurances required herein or the recovery by LESSOR thereunder. LESSEE agrees that it will not create or permit to exist any liens or encumbrances over the insurances, or its interest therein, except as constituted by this Lease.

     17.13 MARKETPLACE LIMITATIONS. The insurance required by this Lease may be subject to any limitations generally prevailing in the airline insurance marketplace at the time (e.g., AVN67B).

         ARTICLE 18           LOSS, DAMAGE AND REQUISITION



     Throughout the Lease Term and until the Termination Date, LESSEE will bear all risk of loss, theft, damage and destruction to the Aircraft.

     18.1 DEFINITIONS. In this Article 18:

     "AGREED VALUE" (CONFIDENTIAL MATERIAL OMITTED) The Agreed Value is set forth in March 2001 U.S. Dollars and will be increased in accordance with Manufacturer's announced escalation rate from March 1, 2001 to the Delivery Date. On each annual renewal date of LESSEE's insurance policy commencing on the renewal date following the first anniversary of the Lease Term, the Agreed Value will decrease by two percent (2.0%) of the then-existing Agreed Value.

     "NET TOTAL LOSS PROCEEDS" means the Total Loss Proceeds actually received by LESSOR following a Total Loss, less any legal and other out-of-pocket expenses or duties incurred by LESSOR in connection with the collection of such proceeds.

     "TOTAL LOSS" means any of the following in relation to the Aircraft, Airframe or any Engine and "TOTAL LOSS DATE" means the date set forth in parenthesis after each Total Loss:

     (a) destruction, damage beyond repair or being rendered permanently unfit for normal use for any reason (the date such event occurs or, if not known, the date on which the Aircraft, Airframe or Engine was last heard of);

     (b) actual, constructive, compromised, arranged or agreed total loss (the earlier of the date on which the loss is agreed or compromised by the insurers or thirty (30) days after the date of notice to LESSEE's brokers or insurers claiming such total loss);

     (c) requisition of title, confiscation, forfeiture or any compulsory acquisition of title or other similar event (the date on which the same takes effect);

     (d) sequestration, detention, seizure or any similar event for more than one hundred eighty (180) consecutive days (the earlier of the date on which insurers make payment on the basis of a total loss or the date of expiration of such period);

     (e) requisition for use for more than one hundred eighty (180) consecutive days, except as set forth in Article 18.8 (the earlier of the date on which the insurers make payment on the basis of a total loss or the date of expiration of such period);

     (f) in the case of an Engine, the event described in Article 12.6.3 (the date on which the same takes effect);

     "TOTAL  LOSS  PROCEEDS"   means  the  proceeds  of  any  insurance  or  any
compensation or similar payment arising in respect of a Total Loss.

     18.2 NOTICE OF TOTAL LOSS.  LESSEE will notify LESSOR in writing within two
(2)  Business  Days after a Total  Loss Date of the  Aircraft,  Airframe  or any
Engine.

     18.3 TOTAL LOSS OF AIRCRAFT OR AIRFRAME. If the Total Loss of the Aircraft or Airframe occurs during the Lease Term, the following will occur:

     18.3.1 After the Total Loss Date and until receipt by LESSOR of the Agreed Value and all other amounts then due under this Lease, LESSEE will continue to pay Rent and the parties will perform all of their other obligations under this Lease.

     18.3.2 On the date which is the earlier of the following dates:

     (a) the date on which the Total Loss Proceeds of the Aircraft or the Airframe are paid by LESSEE's insurance underwriters or brokers and

     (b) the date which falls sixty (60) days after the Total Loss Date,

     LESSEE will pay to LESSOR an amount equal to the sum of:

     (a) the Agreed Value and

     (b) all other amounts then due and payable under this Lease,

     less an amount equal to the Net Total Loss Proceeds received by LESSOR by such date.




     18.3.3 LESSOR will apply the Net Total Loss Proceeds and any amounts received from LESSEE pursuant to Article 18.3.2 as follows:

     (a) first, in discharge of any unpaid Rent and any other amounts accrued and unpaid up to the date of LESSOR's receipt of the Agreed Value;

     (b) second, in discharge of the Agreed Value; and

     (c) third, payment of the balance, if any, to LESSEE.

     18.3.4 Upon receipt by LESSOR of all monies payable by LESSEE in Article 18.3, provided no Default has occurred and is continuing, this Lease will terminate except for LESSEE's obligations under Articles 10.5, 15 and 16 which survive the Termination Date and the Security Deposit will be returned to LESSEE in accordance with Article 5.3.1.

     FOR AVOIDANCE OF DOUBT, THE AGREED VALUE OF THE AIRCRAFT WILL BE PAYABLE TO LESSOR PURSUANT TO THIS ARTICLE 18.3 IF A TOTAL LOSS OF THE AIRFRAME OCCURS EVEN IF THERE HAS NOT BEEN A TOTAL LOSS OF AN ENGINE OR ENGINES.

     18.4 SURVIVING ENGINE(S). If a Total Loss of the Airframe occurs and there has not been a Total Loss of an Engine or Engines, then provided no Default has occurred and is continuing, at the request of LESSEE (subject to agreement of relevant insurers) and on receipt of all monies due under Article 18.3 and payment by LESSEE of all airport, navigation and other charges on the Aircraft, LESSOR will transfer all of its right, title and interest in the surviving Engine(s) to LESSEE, but without any responsibility, condition or warranty on the part of LESSOR other than as to freedom from any LESSOR's Lien.

     18.5 TOTAL LOSS OF ENGINE AND NOT AIRFRAME.

     18.5.1 Upon a Total Loss of any Engine not installed on the Airframe or a Total Loss of an Engine installed on the Airframe not involving a Total Loss of the Airframe, LESSEE will replace such Engine as soon as reasonably possible by duly conveying to LESSOR title to another engine (a) free and clear of all Security Interests (except Permitted Liens) of any kind or description, (b) in airworthy condition and of the same or improved model, service bulletin and modification status and having a value and utility at least equal to the Engine which sustained the Total Loss, and (c) not older (by reference to serial number or manufacture date) than three (3) years older than the oldest of the two Engines delivered by LESSOR to LESSEE with the Aircraft on the Delivery Date. Such replacement engine will be an Engine as defined herein and the Engine which sustained such Total Loss will cease to be an Engine.

     18.5.2 LESSEE agrees at its own expense to take such action as LESSOR may reasonably request in order that any such replacement Engine becomes the property of LESSOR and is leased hereunder on the same terms as the destroyed Engine. LESSEE's obligation to pay Rent will continue in full force and effect, but an amount equal to the Net Total Loss Proceeds received by LESSOR with respect to such destroyed Engine will, subject to LESSOR's right to deduct therefrom any amounts then due and payable by LESSEE under this Lease, be paid to LESSEE.

     18.6 OTHER LOSS OR DAMAGE.

     18.6.1 If the Aircraft or any Part thereof suffers loss or damage not constituting a Total Loss of the Aircraft or the Airframe or any Engine, all the obligations of LESSEE under this Lease (including payment of Rent) will continue in full force.

     18.6.2 In the event of any loss or damage to the Aircraft or Airframe which does not constitute a Total Loss of the Aircraft or the Airframe, or any loss or damage to an Engine which does not constitute a Total Loss of such Engine, LESSEE will at its sole cost and expense fully repair the Aircraft or Engine in order that the Aircraft or Engine is placed in an airworthy condition and substantially the same condition as it was prior to such loss or damage. All repairs will be performed in accordance with sound airline procedures. LESSEE will notify LESSOR forthwith of any loss, theft or damage to the Aircraft for which the cost of repairs is estimated to exceed Seven Hundred Fifty Thousand U.S. Dollars (US$750,000), together with LESSEE's proposal for carrying out the repair. In the event that LESSOR does not agree with LESSEE's proposals for repair, LESSOR will so notify LESSEE within two (2) Business Days after its receipt of such proposal. LESSEE and LESSOR will then consult with Manufacturer and LESSEE and LESSOR agree to accept as conclusive, and be bound by, Manufacturer's directions or recommendations as to the manner in which to carry out such repairs. If Manufacturer declines to give directions or recommendations, LESSEE will carry out the repairs in accordance with the directions of LESSOR.

     18.6.3 To the extent that LESSOR has received insurance proceeds from LESSEE's insurers with respect to any loss or damage, LESSOR will (subject to LESSOR's right to deduct therefrom any amounts then due and payable by LESSEE under this Lease and submission by LESSEE of reasonable documentation confirming the completion of the repairs in accordance with the requirements of this Lease) pay to LESSEE insurance proceeds received by LESSOR as and when such repair work is performed on the Aircraft.

     18.7 COPY OF INSURANCE POLICY. Promptly after LESSOR's request following the occurrence of a partial loss or Total Loss of the Aircraft or an Engine, LESSEE will provide LESSOR with a copy of LESSEE's insurance policy.

     18.8 GOVERNMENT REQUISITION. If the Aircraft, Airframe or any Engine is requisitioned for use by any Government Entity, LESSEE will promptly notify LESSOR of such requisition. All of LESSEE's obligations hereunder will continue as if such requisition had not occurred. Except if a Default or an Event of Default has occurred and is continuing, all payments received by LESSOR or LESSEE from such Government Entity will be paid over to or retained by LESSEE.

     18.9 CONVEYANCE TO LESSEE. Upon compliance by LESSEE with the applicable terms of Article 18.3 or 18.5, LESSOR will transfer to LESSEE the Airframe or Engine(s), as applicable, with respect to which such Total Loss.

     ARTICLE 19 CRAF PROGRAM



     19.1 DEDICATION TO CRAF. LESSEE may transfer possession of the Airframe or any Engine to the United States of America or any instrumentality or agency thereof as part of the Civil Reserve Air Fleet Program authorized under 10 U.S.C. ss. 9511 ET SEQ. (or any substantially similar program) ("CRAF PROGRAM") for a period which includes (collectively, the "CRAF PROGRAM REQUISITION PERIOD") the entire period of requisition under the CRAF Program. If the CRAF Program Requisition Period extends beyond the Expiration Date provided by this Lease, then the Lease will be deemed to continue for six (6) months after the end of the CRAF Program Requisition Period at a monthly rental rate equal to the monthly rental rate during the Lease Term. If such extension extends beyond the Lease Term, then LESSEE will provide LESSOR with written notice of the proposed redelivery by the earlier of six (6) months prior to the proposed redelivery date or five (5) Business Days after the date of receipt of the actual notice given to LESSEE by the government prior to the government's redelivery date and LESSEE will return the Aircraft to LESSOR in the condition required by Article 23 on LESSEE's proposed redelivery date set forth in such notice.

     19.2 NOTICE TO LESSOR. LESSEE will promptly notify LESSOR in writing in the event of the requisition for use of the Aircraft under CRAF activation by the U.S. Government. All of LESSEE's obligations under this Lease will continue to the same extent as if such requisition had not occurred.

     19.3 REQUISITION OF ENGINE. If there is a requisition for use of any Engine (but not the Airframe) by the U.S. Government in connection with the CRAF Program, LESSEE will replace such Engine by complying with the terms of Article
18.5 hereof.

     19.4 GOVERNMENT INDEMNIFICATION. Any provisions of this Lease to the contrary notwithstanding, if there is a requisition for use of the Aircraft pursuant to the CRAF Program and/or CRAF activation, LESSOR agrees that LESSEE's insurances described in Exhibit C may be supplemented by insurances provided under Title XIII of the Act, and/or U.S. Government indemnification (which Title XIII insurances and indemnification will be in amounts not less than those established in Exhibit C); provided, however, that LESSEE will remain responsible for full compliance with all the provisions of this Lease, including Articles 14 and 16, to the extent Title XIII and/or the U.S. Government indemnification do not satisfy LESSEE's obligations under this Lease.

19.5 NO GEOGRAPHIC LIMITS. If there is a requisition for use of the Aircraft pursuant to the CRAF Program and/or CRAF activation, there will be no limitation on the geographic area in which the Aircraft may be operated so long as, taken as a whole, LESSEE's insurance, the Title XIII insurance and/or the indemnification provided by the U.S. Government fully cover (without any geographic exclusions) LESSEE's Exhibit C insurance requirements.

     19.6 NOTICE OF DEFAULT. If an Event of Default occurs under this Lease and LESSOR elects to pursue its remedies under Article 25.3(e) to terminate this Lease and repossess the Aircraft, LESSOR will so notify the U.S. Government by sending a written communication as follows:

         Headquarters Air Mobility Command
         AMC Contracting Office -- XOKA
         Scott Air Force Base, Illinois  62225-5007

     19.7 RECEIPT OF PAYMENTS. Subject to the following sentence, all payments received by LESSOR or LESSEE from such Government Entity in connection with the requisition of the Aircraft under the CRAF Program will be paid over to or retained by LESSEE. If a Default has occurred and is continuing, all payments received by LESSEE or LESSOR from such Government Entity in connection with the requisition of the Aircraft under the CRAF Program may be used by LESSOR to satisfy any obligations owing by LESSEE.

     ARTICLE 20 REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE



     20.1 REPRESENTATIONS AND WARRANTIES. LESSEE represents and warrants the following to LESSOR as of the date of execution of this Lease and as of the Delivery Date:

     20.1.1 CORPORATE STATUS. LESSEE is a corporation duly incorporated, validly existing and in good standing under the Laws of Indiana (or, on the Delivery Date, the state of its incorporation). It has the corporate power and authority to carry on its business as presently conducted and to perform its obligations hereunder.

     20.1.2 GOVERNMENTAL APPROVALS. No authorization, approval, consent, license or order of, or registration with, or the giving of notice to the Aviation Authority or any other Government Entity is required for the valid authorization, execution, delivery and performance by LESSEE of this Lease, except as will have been duly effected as of the Delivery Date.

     20.1.3 BINDING. LESSEE's Board of Directors has authorized LESSEE to enter into this Lease, any Side Letters hereto and any other documentation in connection with the leasing of the Aircraft from LESSOR (collectively, the "OPERATIVE DOCUMENTS") and perform its obligations under the Operative Documents. This Lease and the other Operative Documents have been duly executed and delivered by LESSEE and represent the valid, binding and enforceable obligations of LESSEE except as enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application affecting the enforcement of creditors' rights. When executed by LESSEE at Delivery, the same will apply to the Estoppel and Acceptance Certificate.

     20.1.4 NO BREACH. The execution and delivery of the Operative Documents, the consummation by LESSEE of the transactions contemplated herein and compliance by LESSEE with the terms and provisions hereof do not and will not contravene any Law applicable to LESSEE, or result in any breach of or constitute any default under or result in the creation of any Security Interest upon any property of LESSEE, pursuant to any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, by-law or other agreement or instrument to which LESSEE is a party or by which LESSEE or its properties or assets may be bound or affected. When executed by LESSEE at Delivery, the same will apply to the Estoppel and Acceptance Certificate.

     20.1.5 FILINGS. Except for any filing or recording that may be required by the FARs, no filing or recording of any instrument or document (including the filing of any financial statement) is necessary under the Laws of the State of Registration in order for this Lease to constitute a valid and perfected lease of record relating to the Aircraft.

     20.1.6 LICENSES. LESSEE holds all licenses, certificates and permits from applicable Government Entities in the U.S. for the conduct of its business as a certificated air carrier and performance of its obligations under this Lease.

     20.1.7 NO SUITS. There are no suits, arbitrations or other proceedings pending or threatened before any court or administrative agency against LESSEE which are reasonably likely to be determined adversely and, if adversely determined, would have a material adverse effect on the business, assets or condition (financial or otherwise) of LESSEE or its ability to perform under this Lease, except as described in the filings provided to LESSOR pursuant to
Article 22.

     20.1.8 GENERAL OBLIGATIONS. The obligations of LESSEE under this Lease are direct, general and unconditional obligations of LESSEE and rank or will rank at least PARI PASSU with all other present and future unsecured and unsubordinated obligations (including contingent obligations) of LESSEE, with the exception of such obligations as are mandatorily preferred by law and not by reason of any encumbrance.

     20.1.9 NO SOVEREIGN IMMUNITY. LESSEE, under the Laws of the U.S. or of any other jurisdiction affecting LESSEE, is subject to private commercial law and suit. Neither LESSEE nor its properties or assets is entitled to sovereign immunity under any such Laws. LESSEE's performance of its obligations hereunder constitute commercial acts done for commercial purposes.

     20.1.10 TAX RETURNS. All necessary federal and state income tax returns have been delivered by LESSEE to all relevant taxation authorities in the U.S. or any state thereof and LESSEE is not in default in the payment of any taxes due and payable as shown on any such returns or on any assessment received by LESSEE.

     20.1.11 NO MATERIAL ADVERSE EFFECT. LESSEE is not in default under any agreement to which it is a party or by which it may be bound which would have a material adverse effect on its business, assets or condition.

     20.1.12 NO DEFAULT UNDER THIS LEASE. At the time of execution of this Lease, no Default has occurred and is continuing and the financial statements provided to LESSOR pursuant to Article 22 fairly present the financial condition of LESSEE.

     20.2 COVENANTS. LESSEE covenants to LESSOR that it will comply with the following throughout the entire Lease Term:

     20.2.1 LICENSING. LESSEE will hold all licenses, certificates and permits from applicable Government Entities in the U.S. for the conduct of its business as a certificated air carrier and performance of its obligations under this Lease. LESSEE will advise LESSOR promptly in the event any such licenses, certificates or permits are cancelled, terminated, revoked or not renewed.

     20.2.2 SOVEREIGN IMMUNITY. LESSEE, under the Laws of the U.S. or of any other jurisdiction affecting LESSEE, will continue to be subject to private commercial law and suit. Neither LESSEE nor its properties or assets will be entitled to sovereign immunity under any such Laws. LESSEE's performance of its obligations hereunder will constitute commercial acts done for commercial purposes. LESSEE will advise LESSOR promptly of any change in the foregoing.

     20.2.3 INFORMATION ABOUT SUITS. LESSEE will promptly give to LESSOR a notice in writing of any suit, arbitration or proceeding against LESSEE before any court, administrative agency or Government Entity which is reasonably likely to be determined adversely and, if adversely determined, would materially adversely affect LESSEE's financial condition, affairs, operations or its ability to perform under this Lease.

     20.2.4 MERGER OF LESSEE.

     (a) LESSEE shall not consolidate with or merge into any other Person under circumstances in which LESSEE is not the surviving corporation, or convey, transfer, or lease in one or more transactions all or substantially all of its assets to any other Person, unless:

     (i) such Person is organized, existing, and in good standing under the Laws of the U.S., any state of the U.S., or the District of Columbia, and, upon consummation of such transaction, such Person will be a U.S. Air Carrier;

     (ii) such Person executes and delivers to LESSOR a duly authorized, legal, valid, binding and enforceable agreement, reasonably satisfactory in form and substance to LESSOR, containing an effective assumption by such Person of the due and punctual performance and observance of each covenant, agreement and condition in the Operative Documents to be performed or observed by LESSEE;

     (iii) such Person makes such filings and recordings with the FAA pursuant to the Act as shall be necessary to evidence such consolidation or merger;

     (iv) LESSEE furnishes LESSOR an opinion of counsel reasonably satisfactory to LESSOR to the effect that such consolidation or merger has satisfied at the closing of such consolidation or merger items (i), (ii) and (iii) above;

     (v) immediately after giving effect to such consolidation or merger, no Default or Event of Default exists;

     (vi) unless LESSOR otherwise consents, immediately after giving effect to such consolidation or merger, such Person will have a tangible net worth of not less than sixty-five percent (65%) of the LESSEE's tangible net worth immediately prior to such merger; and

     (vii) upon such merger becoming effective, LESSOR will enjoy the same degree of protection under ss. 1110 of the Bankruptcy Code with respect to the Aircraft as LESSOR enjoyed prior to such merger.

     (b) Upon any such consolidation or merger of LESSEE with or into, or the conveyance, transfer, or lease by LESSEE of all or substantially all of its assets to, any Person in accordance with this Article 20.2.4, such Person will succeed to, and be substituted for, and may exercise every right and power of, LESSEE under the Operative Documents with the same effect as if such Person had been named as "LESSEE" therein. No such consolidation, merger, conveyance, transfer, or lease shall have the effect of releasing LESSEE or such Person from any of LESSEE's obligations, liabilities, covenants, or undertakings under this Lease.

     20.2.5 RESTRICTION ON RELINQUISHMENT OF POSSESSION. LESSEE will not, without the prior consent of LESSOR, deliver, transfer or relinquish possession of the Aircraft except in accordance with Articles 11 and 12.

     20.2.6 NO SECURITY INTERESTS. LESSEE will not create or agree to or permit to arise any Security Interest (other than Permitted Liens) on or with respect to the Aircraft, title thereto or any interest therein. LESSEE will forthwith, at its own expense, take all action as may be necessary to discharge or remove any such Security Interest if it exists at any time. LESSEE will within five (5) Business Days after becoming aware of the existence of any such Security Interest give written notice thereof to LESSOR.

     20.2.7 REPRESENTATIONS TO OTHER PARTIES. LESSEE will not represent or hold out LESSOR as carrying goods or passengers on the Aircraft or as being in any way connected or associated with any operation of the Aircraft.

     ARTICLE 21 REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSOR


     21.1 REPRESENTATIONS AND WARRANTIES. LESSOR represents and warrants the following to LESSEE as of the date of execution of the Lease and as of the Delivery Date and ALL OTHER WARRANTIES, EXPRESS OR IMPLIED HAVE BEEN WAIVED IN ACCORDANCE WITH ARTICLE 8:

     21.1.1 CORPORATE STATUS. LESSOR is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of California. It has the corporate power and authority to carry on its business as presently conducted and to perform its obligations hereunder.

     21.1.2 GOVERNMENTAL APPROVALS. No authorization, approval, consent, license or order of, or registration with, or the giving of notice to any U.S. Government Entity is required for the valid authorization, execution, delivery and performance by LESSOR of this Lease.

     21.1.3 BINDING. This Lease and the other Operative Documents have been duly authorized, executed and delivered by LESSOR and represent the valid, enforceable and binding obligations of LESSOR except as enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application affecting the enforcement of creditors' rights.

     21.1.4 NO BREACH. The execution and delivery of the Operative Documents, the consummation by LESSOR of the transactions contemplated herein and compliance by LESSOR with the terms and provisions hereof do not and will not contravene any Law applicable to LESSOR, or result in any breach of or constitute any default under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, by-law or other agreement or instrument to which LESSOR is a party or by which LESSOR or its properties or assets may be bound or affected.

     21.1.5 TITLE TO AIRCRAFT. On the Delivery Date LESSOR will have good and valid title to the Aircraft.

     21.1.6 CITIZENSHIP. LESSOR is a "citizen of the United States" within the meaning of 49 U.S. Code 40102(a)(15).

     21.1.7 INVESTMENT BY LESSOR. LESSOR is acquiring its interest in the Aircraft for its own account from its corporate funds, for investment and not with a view to any resale or distribution thereof that would require registration under the Securities Act of 1933; PROVIDED, HOWEVER, that subject to the transfer restrictions in Article 24.2, its disposition of its interest in the Aircraft shall at all times be within its control.

     21.2 COVENANT OF QUIET ENJOYMENT. So long as no Event of Default has occurred and is continuing hereunder, LESSOR covenants that neither LESSOR nor any person lawfully claiming through LESSOR will interfere with LESSEE's quiet, peaceful use and enjoyment of the Aircraft.

     ARTICLE 22 FINANCIAL AND RELATED INFORMATION



     LESSEE agrees to furnish each of the following to LESSOR:

     (a) within sixty (60) days after the end of each fiscal quarter of LESSEE, the unaudited consolidated financial statements (including a balance sheet and profit and loss statement) prepared for such quarter in accordance with generally accepted accounting principles in the U.S.;

     (b) within one hundred twenty (120) days after the end of each fiscal year of LESSEE, the audited consolidated financial statements (including a balance sheet and profit and loss statement) prepared as of the close of such fiscal year in accordance with generally accepted accounting principles in the U.S. LESSEE's chief financial officer will also provide a certificate of LESSEE stating that, to such officer's knowledge, no Default exists under this Lease (or if, to such officer's knowledge, a Default does exist, identifying it);

     (c) promptly after distribution, all reports and financial statements which Amtran, Inc. sends or makes generally available to its stockholders or creditors; and

     (d) from time to time, such other reasonable information as LESSOR or LESSOR's Lender may reasonably request concerning the location, condition, use and operation of the Aircraft or the financial condition of LESSEE.

     ARTICLE 23 RETURN OF AIRCRAFT



     23.1 DATE OF RETURN. LESSEE is obligated to return the Aircraft, Engines Parts and Aircraft Documentation to LESSOR on the Expiration Date, unless a Total Loss of the Aircraft occurred prior to the Expiration Date and this Lease was terminated early in accordance with Article 18.3. If LESSEE is in Default hereunder by failing to return the Aircraft on the Expiration Date or if an Event of Default occurs prior to the Expiration Date and LESSOR repossesses the Aircraft, the return requirements set forth in this Article 23 nonetheless must be met on the date the Aircraft is actually returned to LESSOR or repossessed by LESSOR.

     23.2 TECHNICAL REPORT. Six (6) months prior to the Expiration Date (and in an updated form at return of the Aircraft), LESSEE will provide LESSOR with a Technical Evaluation Report in the form and substance of Exhibit L, as revised, and, in addition upon LESSOR's request, will make copies available of (a) drawings of the interior configuration of the Aircraft both as it presently exists and as it will exist at return, (b) an Airworthiness Directive status list, (c) a service bulletin incorporation list, (d) rotable tracked, hard-time and life-limited component listings, (e) a list of LESSEE-initiated modifications and alterations, (f) interior material burn certificates, (g) the Aircraft Maintenance Program, (h) the complete workscope for the checks, inspections and other work to be performed prior to return, (i) a list of all no-charge service bulletin kits with respect to the Aircraft which were ordered by LESSEE from Manufacturer or Engine manufacturer, (j) current Engine disk sheets and a description of the last shop visit for each Engine and (k) any other data which is reasonably requested by LESSOR.

     23.3 RETURN LOCATION. LESSEE at its expense will return the Aircraft, Engines, Parts and Aircraft Documentation to LESSOR at Indianapolis International Airport, Indianapolis, Indiana or to such other airport as may be mutually agreed to by LESSEE and LESSOR.

     23.4 FULL AIRCRAFT DOCUMENTATION REVIEW. For the period commencing at least ten (10) Business Days prior to the proposed redelivery date and continuing until the date on which the Aircraft is returned to LESSOR in the condition required by this Lease, LESSEE will provide for the review of LESSOR and/or its representative all of the Aircraft records and historical documents described in Exhibit K in one central room at the Aircraft return location.

     23.5 AIRCRAFT INSPECTION.

     23.5.1 During the maintenance checks performed immediately prior to the proposed redelivery and at the actual return of the Aircraft, LESSOR and/or its representatives will have an opportunity to conduct a full systems functional and operational inspection of the Aircraft (and other types of reasonable inspections based upon the Aircraft type, age, use and other known factors with respect to the Aircraft) and a full inspection of the Aircraft Documentation (including records and manuals), all to LESSOR's satisfaction. The inspection will occur during the Return Check when the panels, bays or the like are open and certain Parts are disassembled. LESSOR may inspect such opened panels, bays or the like and the disassembled Parts so long as LESSOR does not disrupt the Return Check or cause such Return Check to be extended beyond the anticipated completion date of such Return Check. Any deficiencies from the Aircraft return condition requirements set forth in this Article 23 will be corrected by LESSEE at its cost prior to the acceptance flight described in Article 23.5.2.

     23.5.2 Immediately prior to the proposed redelivery of the Aircraft, LESSEE will carry out for LESSOR and/or LESSOR's representatives an Aircraft acceptance flight in accordance with Manufacturer's standard flight operation check flight procedures or, if agreed to in writing by LESSOR, in accordance with an airline acceptance flight procedure, either of which will be for the duration necessary to perform such check flight procedures but in any event not less than two (2) hours. Flight costs and fuel will be furnished by and at the expense of LESSEE. Any deficiencies from the Aircraft return condition requirements set forth in this Article 23 will be corrected by LESSEE at its cost prior to return of the Aircraft.

     23.5.3 To the extent that the ground inspection and acceptance flight extend beyond the Expiration Date, the Lease Term will be deemed to have been automatically extended and the obligations of LESSEE hereunder (including
Article 23.11.3) will continue on a day-to-day basis until the Aircraft is accepted by LESSOR executing the Return Acceptance Receipt in the form of
Exhibit I.

     23.6 CERTIFICATE OF AIRWORTHINESS MATTERS.

     23.6.1 The Aircraft will possess a current Certificate of Airworthiness issued by the Aviation Authority (although this Certificate of Airworthiness may later be substituted by the Export Certificate of Airworthiness or equivalent if requested by LESSOR pursuant to Article 23.10). The Aircraft at return must be in the condition required in order to meet the requirements of a U.S. Standard Certificate of Airworthiness for transport category aircraft issued by the FAA in accordance with FAR Part 21 and, in addition, to meet the operating requirements of FAR Part 121.

     23.6.2 LESSEE at its cost will demonstrate that the Aircraft meets the requirements for issuance of the U.S. Standard Certificate of Airworthiness for transport category aircraft specified in Article 23.6.1 by delivering to LESSOR an actual U.S. Standard Certificate of Airworthiness. If there is a dispute in regards to the condition of the Aircraft or the Aircraft Documentation, then LESSEE will provide LESSOR with a letter acceptable to LESSOR signed by an FAA Designated Airworthiness Representative (DAR) or another Person acceptable to LESSOR stating that the DAR or such Person has inspected the Aircraft and Aircraft Documentation (including records and manuals) and has found that the Aircraft meets the requirements for issuance of a U.S. Standard Certificate of Airworthiness for transport category aircraft in accordance with FAR Part 21 and, in addition, meets the operating requirements of FAR Part 121.

     23.6.3 If the Aircraft is to be registered in a country other than in the U.S. after return from LESSEE, LESSOR may in its sole discretion waive the requirements of Article 23.6.2 and instead require that LESSEE at its expense (to the extent such expense is no greater than that which LESSEE would have incurred pursuant to Articles 23.6.1 and 23.6.2, with any additional expenses being for LESSOR's account) put the Aircraft in a condition to meet the requirements for issuance of a Certificate of Airworthiness of the Aviation Authority of the next country of register.

     23.7 GENERAL CONDITION OF AIRCRAFT AT RETURN.

     23.7.1 The Aircraft, Engines and Parts will have been maintained and repaired in accordance with the Maintenance Program, the rules and regulations of the Aviation Authority and this Lease.

     23.7.2 Aircraft Documentation (including records and manuals) will have been maintained in an up-to-date status, in accordance with the rules and regulations of the Aviation Authority and the FAA and this Lease and in a form necessary in order to meet the requirements of Article 23.6.2. The records and historical documents set forth in Attachment 1 of Exhibit I will be in English.

     23.7.3 The Aircraft will be in the same working order and condition as at Delivery (subject to the other provisions of this Article 23, reasonable wear and tear from normal flight operations excepted), with all pilot discrepancies and deferred maintenance items cleared on a terminating action basis.

     23.7.4 The Aircraft will be airworthy (conform to type design and be in a condition for safe operation), with all Aircraft equipment, components and systems operating in accordance with their intended use and within limits approved by the Manufacturer, Aviation Authority and FAA.

     23.7.5 The Aircraft interior (including cabin and windows) and exterior will be clean and all compartments will be reasonably free of foreign objects, dirt, grease, fluids, stains, grime, cracks, tears and rips (with the exception of normal wear and tear) and ready to be placed into immediate commercial airline operations.

     23.7.6 No special or unique Manufacturer, Engine manufacturer or Aviation Authority inspection or check requirements which are specific to the Aircraft or Engines (as opposed to all aircraft or engines of their types) will exist with respect to the Airframe, Engines and Aircraft equipment, components and systems.

     23.7.7 All repairs, modifications and alterations to the Aircraft will have been accomplished in accordance with Manufacturer's Structural Repair Manual (or FAA-approved data supported by FAA Form 8110-3) for the Aircraft.

     23.7.8 The Aircraft will be returned with LESSOR's Engines installed and with the same equipment as at Delivery, subject only to those replacements, additions and Modifications permitted under this Lease. LESSEE will inform LESSOR of whether LESSEE will be able to redeliver the Engines with the Aircraft and the proposed replacement engines that LESSEE wants to provide LESSOR in place of the Engines. LESSEE will provide LESSOR with whatever data, records and information that LESSOR reasonably requests in order to evaluate the proposed replacement engines. In the event that LESSEE is unable to return either of the Engines in the conditions required by this Article 23, then LESSEE may provide a replacement engine (a "REPLACEMENT ENGINE") for such Engine to LESSOR by duly conveying to LESSOR as owner hereunder title to another engine of the same manufacturer and of the same or an improved model as the Engine being replaced and suitable for installation and use on the Aircraft, which engine shall be free and clear of all Security Interests, and shall be no more than three (3) years older by reference to serial number than the replaced Engine and have a modification status, value and utility at least equal to the Engine which such Replacement Engine is replacing on the Aircraft assuming that such Engine which such Replacement Engine is replacing was then of the value, utility, condition, and airworthiness required to be maintained by the terms of this Lease. Such Replacement Engine, after approval and acceptance by LESSOR, shall be deemed an "Engine" as defined herein for all purposes hereunder. LESSEE agrees to take such action as LESSOR may reasonably request in order that such Replacement Engine shall be duly and properly titled in the name of LESSOR. Prior to or at the time of any such conveyance, LESSEE, at its own expense, will promptly:

     (a) furnish LESSOR with a warranty bill of sale, in form and substance satisfactory to LESSOR, with respect to such Replacement Engine,

     (b) furnish LESSOR with such evidence of title to such Replacement Engine as reasonably requested by LESSOR, and

     (c) furnish LESSOR with an opinion of LESSEE's counsel to the effect that title to such Replacement Engine has been duly conveyed to LESSOR free and clear of all Security Interests of any kind or nature and that such exchange qualifies for tax free treatment under the Internal Revenue Code of 1986, as amended.

     Upon full compliance with this Article, LESSOR shall transfer to LESSEE all of LESSOR's right, title and interest, on an "AS-IS", "WHERE-IS" basis in and to the Engine being replaced by such Replacement Engine, without recourse or warranty, express or implied, except that LESSOR has good and marketable title to such Engine and such Engine shall be free and clear of LESSOR's Liens.

     23.7.9 All Airworthiness Directives which are issued prior to the date of return of the Aircraft and require compliance (either by means of repetitive inspections, modifications or terminating action) prior to return of the Aircraft to LESSOR or within one (1) year after the Termination Date will have been complied with on the Aircraft on a terminating action basis at LESSEE's cost. Airworthiness Directives which do not have a terminating action will be accomplished at the highest level of inspection or modification possible. If, after using best efforts, LESSEE is unable to acquire the material, parts or components necessary to accomplish such Airworthiness Directive, LESSEE will pay to LESSOR upon return of the Aircraft the estimated cost of terminating such Airworthiness Directive. If the estimated cost cannot be mutually agreed upon by LESSEE and LESSOR, LESSEE and LESSOR will each obtain an estimate from a reputable FAA-approved maintenance facility (unaffiliated with LESSEE or LESSOR) and the estimated cost will be the average of the two estimates.

     23.7.10 The Aircraft will be in compliance with the Corrosion Prevention and Control Program (CPCP) specified in LESSEE's Maintenance Program.

     23.7.11 If any waivers, deviations, dispensations, alternate means of compliance, extensions or carry-overs with respect to maintenance or operating requirements, repairs or Airworthiness Directives are granted by the Aviation Authority or permitted by the Maintenance Program, LESSEE at its sole cost and expense will nonetheless perform such maintenance or operating requirements, repairs or Airworthiness Directives as if such waivers, deviations, dispensations, alternate means of compliance, or extensions or carry-overs did not exist.

     23.7.12 The Aircraft will be free from any Security Interest except LESSOR's Liens and no circumstance will have so arisen whereby the Aircraft is or could become subject to any Security Interest or right of detention or sale in favor of the Aviation Authority, any airport authority, or any other authority.

     23.7.13 All no-charge vendor and Manufacturer's service bulletin kits received by LESSEE for the Aircraft but not installed thereon will be on board the Aircraft as cargo. At LESSOR's request, any other service bulletin kit which LESSEE paid for will also be delivered to LESSOR on board the Aircraft, but LESSOR will reimburse LESSEE for its actual out-of-pocket costs for such kit, unless LESSEE purchased such kit as part of its implementation of a service bulletin on its fleet of aircraft of the same type as the Aircraft but had not yet installed such kit on the Aircraft, in which case such kit will be furnished free of charge to LESSOR.

     23.7.14 The Aircraft will be free of any leaks and any damage resulting therefrom. All repairs will have been performed on a permanent basis in accordance with the applicable manufacturer's instructions.

     23.7.15 The Aircraft fluid reservoirs (including oil, oxygen, hydraulic and water) will be serviced to full and the waste tank serviced in accordance with Manufacturer's instructions. (Fuel tanks will be at least as full as at Delivery.)

     23.8 CHECKS PRIOR TO RETURN. Immediately prior to return of the Aircraft to LESSOR, LESSEE at its expense will do each of the following:

     23.8.1 Have performed, and completed, by an FAA-approved repair station, all maintenance tasks specified in LESSEE's Maintenance Program and the MPD which (a) are necessary to clear the Aircraft of all such tasks for eighteen
(18) months, five thousand (5,000) hours, and three thousand (3,000) cycles from the date of return of the Aircraft, and (b) are required to be performed at lesser intervals than eighteen (18) months, five thousand (5,000) hours or three thousand (3,000) cycles (all such work collectively referred to as the "RETURN CHECK"). If a maintenance task is specific to LESSEE's Maintenance Program and not required or recommended to be performed by the MPD, then LESSEE will not be required to perform such maintenance task so long as the Return Check is performed in such a manner that clears the Aircraft of all maintenance tasks in accordance with the requirements of the preceding sentence. As part of the Return Check, all non-routine tasks generated as a result of the performance of the work included in the Return Check and any other discrepancies revealed during the Return Check must also be performed in accordance with the FAA approved procedures. LESSEE will also weigh the Aircraft. LESSEE agrees to perform during the Return Check any other work reasonably required by LESSOR (and not otherwise required under this Lease) and LESSOR will, promptly upon receipt of an invoice from LESSEE, reimburse LESSEE for such work at LESSEE's preferred customer rates.


     23.8.2 Have the Aircraft in compliance with Corrosion Prevention and Control Program (CPCP) as specified in the MPD and LESSEE's Maintenance Program.

     23.8.3 Remove LESSEE's exterior markings, including all exterior paint, by stripping (or, at LESSOR's option, pneumatically scuff/sanding) the paint from the fuselage, empennage, wings and Engine cowlings, and clean, reseal, refinish, prepare (including application of alodine or another corrosion inhibitor) and prime the surfaces to be painted, all in accordance with Manufacturer's and paint manufacturer's recommendations. LESSEE will then repaint the fuselage, empennage, wings and Engine cowlings in the colors and logo specified by LESSOR ; PROVIDED, HOWEVER, that LESSEE will be responsible for only paying the amount that it would cost to strip or scuff/sand (whichever is performed on the Aircraft at return) and properly paint the Aircraft in LESSEE's colors and logo and LESSOR will be responsible for the excess cost to paint the Aircraft in the next lessee's colors and logo. Such painting will be accomplished in such a manner as to result in a uniformly smooth and cosmetically acceptable aerodynamic surface. All external placards, signs and markings will be properly attached, free from damage, clean and legible.

     23.8.4 Clean the exterior and interior of the Aircraft.

     23.8.5 If reasonably required by LESSOR, apply touch up to paint to the interior of the Aircraft, including flight deck, and replace any missing or broken placards.

     23.8.6 In accordance with Article 23.7.7, permanently repair damage to the Aircraft that exceeds Manufacturer's limits and replace any non-flush structural patch repairs installed on the Aircraft with flush-type repairs, so long as the Manufacturer or the Manufacturer's Structural Repair Manual permits flush-type repairs on the portion of the Aircraft where the non-flush structural repairs were made.

     23.8.7 With LESSOR or its representatives present, perform a full and complete hot and cold section videotape borescope on each Engine and its modules in accordance with the Engine manufacturer's maintenance manual.

     23.8.8 If the Engine historical and technical records and/or condition trend monitoring data of any Engine (including the APU) indicate an acceleration in the rate of deterioration in the performance of an Engine, LESSEE will correct, to LESSOR's satisfaction, such conditions which are determined to be causing such accelerated rate of deterioration.

     23.8.9 With LESSOR or its representatives present, accomplish a maximum power assurance run on the Engines. LESSEE will evaluate the Engine performance and record the Engine maximum power assurance test conditions and results on the Return Acceptance Receipt.

     23.8.10 LESSEE will provide evidence to LESSOR's satisfaction that the Engine historical and technical records, borescope inspection, trend monitoring and other checks specified in Article 23.8.9 do not reveal any condition which would cause the Engines or any module to be unserviceable, beyond serviceable limits or serviceable with an increased frequency of inspection or with calendar time, flight hour or flight cycle restrictions under the Engine manufacturer's maintenance manual. LESSEE will correct any discrepancies in accordance with the guidelines set out by the Engine manufacturer which may be discovered during such inspection.

     23.8.11 In the event the Engine historical and technical records, borescope inspection, trend monitoring and other checks specified in Article 23.8.9 result in a dispute regarding the conformity of an Engine with the requirements of this
Article 23, LESSEE and LESSOR will consult with Engine manufacturer and follow Engine manufacturer's recommendations (including the accomplishment of an Engine test cell operational check) with regard to determining if such Engine complies with the requirements of this Article 23 and the manner in which any discrepancies from the requirements of this Article 23 will be rectified.

     23.9 PART LIVES. At return, the condition of the Aircraft will be as follows:

(CONFIDENTIAL MATERIAL OMITTED)

     23.10 EXPORT AND DEREGISTRATION OF AIRCRAFT. At LESSOR's request, LESSEE at its cost will (a) provide an Export Certificate of Airworthiness or its equivalent from the State of Registration so that the Aircraft can be exported to the country designated by LESSOR, (b) assist with deregistration of the Aircraft from the register of aircraft in the State of Registration, (c) assist with arranging for prompt confirmation of such deregistration to be sent by the registry in the State of Registration to the next country of registration and
(d) perform any other acts reasonably required by LESSOR in connection with the foregoing. If any Aircraft work which LESSEE is not otherwise required to perform hereunder, including engineering, is required in order to obtain such Export Certificate of Airworthiness, LESSEE will perform such work and LESSOR will reimburse LESSEE for such work at LESSEE's preferred customer rates.

     23.11 LESSEE'S CONTINUING OBLIGATIONS. In the event that LESSEE does not return the Aircraft to LESSOR on the Expiration Date and in the condition required by this Article 23 for any reason (whether or not the reason is within LESSEE's control):

     23.11.1 the obligations of LESSEE under this Lease will continue in full force and effect on a day-to-day basis until such return. This will not be considered a waiver of LESSEE's Event of Default or any right of LESSOR hereunder.

     23.11.2 Until such return, the Agreed Value will be an amount equal to the Agreed Value on the day the Aircraft should have been returned to LESSOR pursuant to this Lease.

     23.11.3 LESSEE will fully indemnify LESSOR on demand for all losses (including consequential damages), liabilities, actions, proceedings, costs and expenses thereby suffered or incurred by LESSOR and, in addition, if a delay in return of the Aircraft was due to reasons within LESSEE's reasonable control, then until such time as the Aircraft is redelivered to LESSOR and put into the condition required by this Article 23, instead of paying the Rent specified in
Article 5.3, LESSEE will pay twice the amount of Rent for each day from the scheduled Expiration Date until the Termination Date (the monthly Rent payable under Article 5.3.1 will be prorated based on the actual number of days in the applicable month). Payment will be made upon presentation of LESSOR's invoice.

     23.11.4 LESSOR may elect, in its sole and absolute discretion, to accept the return of the Aircraft prior to the Aircraft being put in the condition required by this Article 23 and thereafter have any such non-conformance corrected at such time as LESSOR may deem appropriate (but within ninety (90) days following the return of the Aircraft) and at commercial rates then-charged by the Person selected by LESSOR to perform such correction. Any direct expenses incurred by LESSOR for such correction will become additional Rent payable by LESSEE within fifteen (15) days following the submission of a written statement by LESSOR to LESSEE, identifying the items corrected and setting forth the expense of such corrections. LESSEE's obligation to pay such supplemental Rent will survive the Termination Date.

     23.12 AIRPORT AND NAVIGATION CHARGES. LESSEE will ensure that at return of the Aircraft any and all airport, navigation and other charges which give rise or may if unpaid give rise to any lien, right of detention, right of sale or other Security Interest in relation to the Aircraft, Engine or any Part have been paid and discharged in full and will at LESSOR's request produce evidence thereof satisfactory to LESSOR.

     23.13 RETURN ACCEPTANCE CERTIFICATE. Upon return of the Aircraft in accordance with the terms of this Lease, LESSEE will prepare and execute two (2) Return Acceptance Certificates in the form and substance of Exhibit I and LESSOR will countersign and return one such Return Acceptance Certificate to LESSEE. In addition, LESSEE and LESSOR will execute a Lease Termination for filing with the FAA evidencing termination of this Lease.

     23.14 INDEMNITIES AND INSURANCE. The indemnities and insurance requirements set forth in Articles 16 and 17, respectively, will apply to Indemnitees and LESSOR's representatives during return of the Aircraft, including the ground inspection and acceptance flight. With respect to the acceptance flight, LESSOR's representatives will receive the same protections as LESSOR on LESSEE's Aviation and Airline General Third Party Liability Insurance.

     ARTICLE 24 ASSIGNMENT



     24.1 NO ASSIGNMENT BY LESSEE. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED BY THE TERMS OF THIS LEASE, NO ASSIGNMENT, NOVATION, TRANSFER, MORTGAGE OR OTHER CHARGE MAY BE MADE BY LESSEE OF ANY OF ITS RIGHTS WITH RESPECT TO THE AIRCRAFT, ENGINE OR PART OF THIS LEASE.

     24.2 SALE OR ASSIGNMENT BY LESSOR.

     24.2.1 Subject to LESSEE's rights pursuant to this Lease, LESSOR may at any time and without LESSEE's consent sell, assign or transfer its rights, interest and obligations hereunder or with respect to the Aircraft to a third party ("LESSOR'S ASSIGNEE"), but only if:

     (a) LESSOR's Assignee has full power, authority, and legal right to execute, deliver, and perform the obligations of LESSOR under the Operative Documents and provides reasonably satisfactory evidence of such power and authority to LESSEE;

     (b) LESSOR's Assignee enters into one or more legal, valid, binding and enforceable agreements effective to confirm that LESSOR's Assignee agrees to be bound by all the terms of, and to undertake all of the obligations arising after such transfer of LESSOR in, the Operative Documents, and in which it makes representations and warranties substantially the same as those in Article 21.1 of this Lease;

     (c) upon such transfer LESSEE shall not be obligated to pay any greater amount or incur any greater obligation (other than indemnifying additional indemnitees, insuring additional insureds and other minor ministerial matters) than that which it would have been obliged to pay or incur under the Operative Documents if no transfer or assignment had taken place, and upon such transfer the terms and conditions of the Operative Documents insofar as they relate to the rights and obligations of LESSEE are not altered;

     (d) LESSOR shall cause LESSOR's Assignee to deliver to LESSEE an opinion of counsel reasonably satisfactory to LESSEE to the effect that such agreement or agreements referred to in clause (2) and, if applicable, clause (6) are legal, binding, and enforceable in accordance with its or their terms, subject to the typical exceptions.

     (e) the transfer shall relate to LESSOR's entire interest as owner or lessor;

     (f) LESSOR's Assignee is a citizen of the United States under 49 U.S. Code ss.40102(a)(15) (such status to be determined without considering FAR ss.47.9 or any other provision that may restrict LESSEE's use or operation of the Aircraft), or shall use a voting powers trust or similar arrangement in order to hold an interest in the Aircraft such that the Aircraft can be registered in the U.S. (without considering FAR ss.47.9 or any other provision that may restrict LESSEE's use or operation of the Aircraft);

     (g) LESSOR's Assignee is a single Person and is either (i) a Permitted Institution, or (ii) or an affiliate of a Permitted Institution, if such affiliate's obligations under the Operative Documents are guaranteed by such Permitted Institution pursuant to a written guaranty, in form and substance reasonably satisfactory to LESSEE; and

     (h) LESSOR shall give written notice to LESSEE at least five (5) days before any such transfer, specifying the name and address of the proposed LESSOR's Assignee, and providing reasonably satisfactory evidence that the proposed LESSOR's Assignee meets the requirements described in Article 24.2.1(g)(i) or (ii).

     For a period of two (2) years after such sale or assignment and at LESSEE's cost, LESSEE will continue to name LESSOR as an additional insured under the Aviation and Airline General Third Party Liability Insurance required pursuant to Article 17 and Exhibit C.

     24.2.2 The term "LESSOR" as used in this Lease means the lessor of the Aircraft at the time in question. In the event of the sale of the Aircraft and transfer of LESSOR's rights and obligations under this Lease, LESSOR's Assignee will become "LESSOR" of the Aircraft under this Lease and the transferring party (the prior "LESSOR") will be relieved of all liability to LESSEE under this Lease for obligations arising on and after the date the Aircraft is sold. LESSEE will acknowledge and accept LESSOR's Assignee as the new "LESSOR" under this Lease and will look solely to LESSOR's Assignee for the performance of all LESSOR obligations and covenants under this Lease arising on and after the Aircraft sale date.

     24.3 LESSOR'S LENDER. Subject to LESSEE's rights pursuant to this Lease, LESSOR may at any time and without LESSEE's consent grant security interests over the Aircraft and assign the benefit of this Lease to a lender ("LESSOR'S LENDER") as security for LESSOR's obligations to LESSOR's Lender. Accordingly, if LESSOR's Lender requires, as a condition to providing financing, any nonsubstantive modification of this Lease, LESSEE agrees to enter into an agreement so modifying this Lease.

     24.4  LESSEE  COOPERATION.  On  request  by LESSOR,  LESSOR's  Assignee  or
LESSOR's Lender, LESSEE will execute all such documents (such as a lease assignment agreement) as LESSOR, LESSOR's Assignee or LESSOR's Lender may reasonably require to confirm LESSEE's obligations under this Lease and obtain LESSEE's acknowledgment that to the best of LESSEE's knowledge, LESSOR is not in breach of this Lease. LESSEE will provide all other reasonable assistance and cooperation to LESSOR, LESSOR's Assignee and LESSOR's Lender in connection with any such sale or assignment or the perfection and maintenance of any such security interest, at LESSOR's cost, including making all necessary filings and registrations in the State of Registration and providing all opinions of counsel with respect to matters reasonably requested by LESSOR, LESSOR's Lender or LESSOR's Assignee. LESSOR will reimburse LESSEE for its reasonable out-of-pocket costs in reviewing documents required by LESSOR or LESSOR's Lender.

     24.5 PROTECTIONS.

     24.5.1 LESSOR will obtain for the benefit of LESSEE an acknowledgment from any LESSOR's Assignee or LESSOR's Lender that, so long as no Event of Default has occurred and is continuing hereunder, such Person will not interfere with LESSEE's quiet, peaceful use and enjoyment of the Aircraft.

     24.5.2 Wherever the term "LESSOR" is used in this Lease in relation to any of the provisions relating to disclaimer, title and registration, indemnity and insurance contained in Articles 8, 13, 16 and 17, respectively, or with respect to Article 20.2.7, the term "LESSOR" will be deemed to include LESSOR's Assignee and LESSOR's Lender, if applicable. For avoidance of doubt, in the event of LESSOR's sale or financing of the Aircraft, the disclaimer and indemnity provisions contained in Articles 8 and 16 will continue to be applicable after the sale or assignment to International Lease Finance Corporation, as well as being applicable to LESSOR's Assignee and LESSOR's Lender.

     ARTICLE 25 DEFAULT OF LESSEE



     25.1 LESSEE NOTICE TO LESSOR. LESSEE will promptly notify LESSOR if LESSEE becomes aware of the occurrence of any Default.

     25.2 EVENTS OF DEFAULT. The occurrence of any of the following will constitute an Event of Default and material breach of this Lease by LESSEE:

     (a) LESSEE fails to take delivery of the Aircraft when obligated to do so under the terms of this Lease;

     (b) LESSEE fails to make a Rent or other payment due hereunder in the manner and by the date provided herein and fails to make such payment within five (5) Business Days after its receipt of notice that such payment is due;

     (c) LESSEE  fails to obtain or maintain the  insurance  required by Article
17;

     (d) LESSEE fails to return the Aircraft to LESSOR on the Expiration Date in accordance with Article 23;

     (e) LESSEE fails to observe or perform any of its other obligations hereunder and fails to cure the same within thirty (30) days after written notice thereof to LESSEE; provided, that LESSEE will have up to a total of sixty
(60) days to cure such failure so long as it uses diligent efforts to do so;

     (f) any representation or warranty of LESSEE herein proves to have been untrue in any material respect when made; provided, that, if the effect of such falsity is curable, LESSEE shall have thirty (30) days after LESSEE has knowledge that the representation or warranty is untrue;

     (g) the registration of the Aircraft is cancelled other than as a result of an act or omission of LESSOR;

     (h) LESSEE abandons the Aircraft or Engines;

     (i) LESSEE or an approved sublessee no longer has unencumbered control (other than Permitted Liens) or possession of the Aircraft or Engines, except as otherwise permitted by this Lease;

                (j) LESSEE temporarily or permanently discontinues business or (except as permitted by Article 20.2.4) sells or otherwise disposes of all or substantially all of its assets;

     (k) a material adverse change occurs in the financial condition of LESSEE;

     (l) LESSEE no longer possesses the licenses, certificates and permits required for the conduct of its business as a certificated air carrier in the U.S.;

     (m) LESSEE (i) suspends payment on its debts or other obligations generally, (ii) is unable to or admits its inability to pay its debts or other obligations generally as they fall due, (iii) is adjudicated or becomes bankrupt or insolvent or (iv) enters into any composition or other arrangement for the benefit of its creditors generally;

     (n) any proceedings, resolutions, filings or other steps are instituted with respect to LESSEE relating to the bankruptcy, liquidation, reorganization or protection from creditors of LESSEE or at least half of LESSEE's property. If instituted by LESSEE, the same will be an immediate Event of Default. If instituted by another Person, the same will be an Event of Default if not dismissed, remedied or relinquished within sixty (60) days;

     (o) any order, judgment or decree is entered by any court of competent jurisdiction appointing a receiver, trustee or liquidator of LESSEE or at least half of its property, or if at least half of LESSEE's property is to be sequestered. If instituted by or done with the consent of LESSEE, the same will be an immediate Event of Default. If instituted by another Person, the same will be an Event of Default if not dismissed, stayed, remedied or relinquished within sixty (60) days; PROVIDED, HOWEVER, that if such proceeding is stayed, then such proceeding will become an immediate Event of Default if such stay is removed or terminates and the proceeding is not dismissed, remedied or relinquished when such stay is removed or terminates.

     (p) any indebtedness for borrowed moneys or a guarantee or similar obligation owed by LESSEE with an unpaid balance of CONFIDENTIAL MATERIAL
OMITTED is declared due before its stated maturity or LESSEE is in default of payment obligations CONFIDENTIAL MATERIAL OMITTED under any other purchase agreement, lease, conditional sale agreement or other agreement pursuant to which LESSEE has possession of any aircraft;

     (q) Eurocontrol has notified LESSOR that there are unpaid Eurocontrol charges due from LESSEE (unless such charges are being contested in good faith and by appropriate proceedings, an adequate bond has been provided and such proceedings do not involve any danger of the detention, interference with the use or operation, sale, forfeiture or loss of the Aircraft) and such charges remain outstanding for a period of thirty (30) days from the date of Eurocontrol's notice to LESSOR provided that such thirty (30) day grace period will not apply if there is a danger of detention, interference with the use or operation, sale, forfeiture or loss of the Aircraft; or

     (r) LESSEE is in default under any other lease or agreement between LESSEE and LESSOR and the same is not cured within its specified cure period.

     25.3 LESSOR'S GENERAL RIGHTS. Upon the occurrence of any Event of Default, LESSOR may do all or any of the following at its option (in addition to such other rights and remedies which LESSOR may have by statute or otherwise but subject to any requirements of applicable Law):

     (a) terminate this Lease by giving written notice to LESSEE;

     (b) require that LESSEE immediately move the Aircraft to an airport or other location designated by LESSOR;

     (c) for LESSEE's account, do anything that may reasonably be required to cure any default and recover from LESSEE all reasonable costs, including legal fees and expenses incurred in doing so and Default Interest;

     (d) proceed as appropriate to enforce performance of this Lease and to recover any damages for the breach hereof, including the amounts specified in
Article 25.5;

     (e) terminate this Lease by taking possession of the Aircraft or by serving notice requiring LESSEE to return the Aircraft to LESSOR at the location specified by LESSOR. If LESSOR takes possession of the Aircraft, it may enter upon LESSEE's premises where the Aircraft is located without liability. Upon repossession of the Aircraft, LESSOR will then be entitled to sell, lease or otherwise deal with the Aircraft as if this Lease had never been made. LESSOR will be entitled to the full benefit of its bargain with LESSEE; or

     (f) apply all or any portion of the Security Deposit and any other security deposits held by LESSOR pursuant to any other agreements between LESSOR and LESSEE to any amounts due.

     25.4 DEREGISTRATION AND EXPORT OF AIRCRAFT. If an Event of Default has occurred and is continuing, LESSOR may take all steps necessary to deregister the Aircraft in and export the Aircraft from the State of Registration.

     25.5 LESSEE LIABILITY FOR DAMAGES. If an Event of Default occurs, in addition to all other remedies available at law or in equity, LESSOR has the right to recover from LESSEE and LESSEE will pay LESSOR within two (2) Business Days after LESSOR's written demand, all of the following:

     (a) all amounts which are then due and unpaid hereunder and which become due prior to the earlier of LESSOR's recovery of possession of the Aircraft or LESSEE making an effective tender thereof;

     (b) any losses suffered by LESSOR because of LESSOR's inability to place the Aircraft on lease with another lessee or to otherwise utilize the Aircraft on financial terms as favorable to LESSOR as the terms hereof or, if LESSOR elects to dispose of the Aircraft, the funds arising from a sale or other disposition of the Aircraft are not as profitable to LESSOR as leasing the Aircraft in accordance with the terms hereof would have been (and LESSOR will be entitled to accelerate any and all Rent which would have been due from the date of LESSOR's recovery or repossession of the Aircraft through the Expiration
Date);

     (c) all costs associated with LESSOR's exercise of its remedies hereunder, including but not limited to repossession costs, legal fees, Aircraft storage costs, Aircraft re-lease or sale costs and LESSOR's internal costs and expenses (including the cost of personnel time calculated based upon the compensation paid to the individuals involved on an annual basis and a general LESSOR overhead allocation);

     (d) any amount of principal, interest, fees or other sums paid or payable on account of funds borrowed in order to carry any unpaid amount;

     (e) any loss, premium, penalty or expense which may be incurred in repaying funds raised to finance the Aircraft or in unwinding any financial instrument relating in whole or in part to LESSOR's financing of the Aircraft;

     (f) any loss, cost, expense or liability sustained by LESSOR due to LESSEE's failure to redeliver the Aircraft in the condition required by this Lease; and

     (g) any other loss, damage, expense, cost or liability which LESSOR suffers or incurs as a result of the Event of Default and/or termination of this Lease, including an amount sufficient to fully compensate LESSOR for any loss of or damage to LESSOR's residual interest in the Aircraft caused by LESSEE's default.

     25.6 WAIVER OF DEFAULT. By written notice to LESSEE, LESSOR may at its election waive any Default or Event of Default and its consequences and rescind and annul any prior notice of termination of this Lease. The respective rights of the parties will then be as they would have been had no Default or Event of Default occurred and no such notice been given.

     25.7 PRESENT VALUE OF PAYMENTS. In calculating LESSOR's damages hereunder, upon an Event of Default all Rent and other amounts which would have been due hereunder during the Lease Term if an Event of Default had not occurred will be calculated on a present value basis using a discounting rate of six percent (6%) per annum discounted to the earlier of the date on which LESSOR obtains possession of the Aircraft or LESSEE makes an effective tender thereof.

     25.8 USE OF "TERMINATION DATE". For avoidance of doubt, it is agreed that if this Lease terminates and the Aircraft is repossessed by LESSOR due to an Event of Default, then, notwithstanding the use of the term "Termination Date" in this Lease, the period of the Lease Term and the "Expiration Date" will be utilized in calculating the damages to which LESSOR is entitled pursuant to
Article 25.5. For example, it is agreed and understood that LESSOR is entitled to receive from LESSEE the Rent and the benefit of LESSEE's insurance and maintenance of the Aircraft until expiration of the Lease Term.

     ARTICLE 26 NOTICES



     26.1 MANNER OF SENDING NOTICES. Any notice, request or information required or permissible under this Lease will be in writing and in English. Notices will be delivered in person or sent by fax, letter (mailed airmail, certified and return receipt requested), or by expedited delivery addressed to the parties as set forth in Article 26.2. In the case of a fax, notice will be deemed received upon actual receipt (and the date of actual receipt will be deemed to be the date set forth on the confirmation of receipt produced by the sender's fax machine immediately after the fax is sent). In the case of a notice sent by expedited delivery, notice will be deemed received on the date of delivery set forth in the records of the Person which accomplished the delivery. If any notice is sent by more than one of the above listed methods, notice will be deemed received on the earliest possible date in accordance with the above provisions.

     26.2 NOTICE INFORMATION. Notices will be sent:

If to LESSOR: INTERNATIONAL LEASE FINANCE CORPORATION 1999 Avenue of the Stars, 39th Floor Los Angeles, California 90067, U.S.A.

                         Attention:       Legal Department

                          Fax:             310-788-1990
                          Telephone:       310-788-1999

If to LESSEE:             AMERICAN TRANS AIR, INC.
                          7337 West Washington Street
                          Indianapolis International Airport
                          Indianapolis, Indiana 46231
                          United States of America

                          Attention:       Ken Wolff
                                           Executive Vice President
                                           and Chief Financial Officer
                          Fax:             317-240-7091
                          Telephone:       317-247-4000

or to such other places and numbers as either party directs in writing to the other party.

     ARTICLE 27 GOVERNING LAW AND JURISDICTION



     27.1 CALIFORNIA LAW. This Lease is being delivered in the State of California and will in all respects be governed by and construed in accordance with the Laws of the State of California (notwithstanding the conflict Laws of the State of California).

     27.2  NON-EXCLUSIVE  JURISDICTION  IN  CALIFORNIA.  As permitted by Section
410.40 of the California Code of Civil Procedure, the parties hereby irrevocably submit to the non-exclusive jurisdiction of the Federal District Court for the Central District of California and the State of California Superior or Municipal Court in Los Angeles, California. Nothing herein will prevent either party from bringing suit in any other appropriate jurisdiction.

     27.3 SERVICE OF PROCESS. The parties hereby consent to the service of process (a) out of any of the courts referred to above, (b) in accordance with
Section 415.40 of the California Code of Civil Procedure by mailing copies of the summons and complaint to the person to be served by certified or registered mail to the address set forth in Article 26.2, postage prepaid, return receipt requested or (c) in accordance with the Hague Convention, if applicable.

     27.4 PREVAILING PARTY IN DISPUTE. If any legal action or other proceeding is brought in connection with or arises out of any provisions in this Lease, the prevailing party will be entitled to recover reasonable attorneys' fees and other costs incurred in such action or proceedings. The prevailing party will also, to the extent permissible by Law, be entitled to receive pre- and post-judgment Default Interest.

     27.5 WAIVER. LESSEE AND LESSOR HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY. LESSEE AND LESSOR HEREBY IRREVOCABLY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS LEASE BROUGHT IN ANY OF THE COURTS REFERRED TO IN ARTICLE 27.2, AND HEREBY FURTHER IRREVOCABLY WAIVE ANY CLAIM THAT ANY SUCH
SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     ARTICLE 28 MISCELLANEOUS



     28.1 PRESS RELEASES. The parties will give copies to one another, in advance if possible, of all news, articles and other releases provided to the public media regarding this Lease.

     28.2 LESSOR PERFORMANCE FOR LESSEE. The exercise by LESSOR of its remedy of performing a LESSEE obligation hereunder is not a waiver of and will not relieve LESSEE from the performance of such obligation at any subsequent time or from the performance of any of its other obligations hereunder.

     28.3 LESSOR'S PAYMENT OBLIGATIONS. Any obligation of LESSOR under this Lease to pay or release any amount to LESSEE is conditioned upon (a) all amounts then due and payable by LESSEE to LESSOR under this Lease or under any other agreement between LESSOR and LESSEE having been paid in full and (b) no Default or Event of Default having occurred and continuing hereunder at the time such payment or release of payment is payable to LESSEE.

     28.4 APPLICATION OF PAYMENTS. Any amounts paid or recovered in respect of LESSEE liabilities hereunder may be applied to Rent, Default Interest, fees or any other amount due hereunder in such proportions, order and manner as LESSOR determines.

     28.5 USURY LAWS. The parties intend to contract in strict compliance with the usury Laws of the State of California and, to the extent applicable, the U.S. Notwithstanding anything to the contrary in the Operative Documents, LESSEE will not be obligated to pay Default Interest or other interest in excess of the maximum non-usurious interest rate, as in effect from time to time, which may by applicable Law be charged, contracted for, reserved, received or collected by LESSOR in connection with the Operative Documents. During any period of time in which the then-applicable highest lawful rate is lower than the Default Interest rate, Default Interest will accrue and be payable at such highest lawful rate; however, if at later times such highest lawful rate is greater than the Default Interest rate, then LESSEE will pay Default Interest at the highest lawful rate until the Default Interest which is paid by LESSEE equals the amount of interest that would have been payable in accordance with the interest rate set forth in
Article 5.5.

     28.6 DELEGATION BY LESSOR. LESSOR may delegate to any Person(s) all or any of the rights, powers or discretion vested in it by this Lease and any such delegation may be made upon such terms and conditions as LESSOR in its absolute discretion thinks fit.

     28.7 CONFIDENTIALITY. The Operative Documents and all non-public information obtained by either party about the other are confidential and are between LESSOR and LESSEE only and will not be disclosed by a party to third parties (other than to such party's auditors or legal advisors or as required in connection with any filings of this Lease in accordance with Article 13) without the prior written consent of the other party. If disclosure is required as a result of applicable Law, LESSEE and LESSOR will cooperate with one another to obtain confidential treatment as to the commercial terms and other material provisions of this Lease.

     28.8 RIGHTS OF PARTIES. The rights of the parties hereunder are cumulative, not exclusive, may be exercised as often as each party considers appropriate and are in addition to its rights under general Law. The rights of one party against the other party are not capable of being waived or amended except by an express waiver or amendment in writing. Any failure to exercise or any delay in exercising any of such rights will not operate as a waiver or amendment of that or any other such right any defective or partial exercise of any such rights will not preclude any other or further exercise of that or any other such right and no act or course of conduct or negotiation on a party's part or on its behalf will in any way preclude such party from exercising any such right or constitute a suspension or any amendment of any such right.

     28.9 FURTHER ASSURANCES. Each party agrees from time to time to do and perform such other and further acts and execute and deliver any and all such other instruments as may be required by Law, reasonably requested by the auditors of the other party or requested by the other party to establish, maintain or protect the rights and remedies of the requesting party or to carry out and effect the intent and purpose of this Lease.

     28.10 USE OF WORD "INCLUDING". The term "INCLUDING" is used herein without limitation.

     28.11 HEADINGS. All article and paragraph headings and captions are purely for convenience and will not affect the interpretation of this Lease. Any reference to a specific article, paragraph or section will be interpreted as a reference to such article, paragraph or section of this Lease.

     28.12 INVALIDITY OF ANY PROVISION. If any of the provisions of this Lease become invalid, illegal or unenforceable in any respect under any Law, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired.

     28.13 NEGOTIATION. The terms of this Lease are agreed by LESSOR from its principal place of business in Los Angeles, California.

     28.14 TIME IS OF THE ESSENCE. Time is of the essence in the performance of all obligations of the parties under this Lease and, consequently, all time limitations set forth in the provisions of this Lease will be strictly observed.

     28.15 AMENDMENTS IN WRITING. The provisions of this Lease may only be amended or modified by a writing executed by LESSOR and LESSEE.

     28.16 COUNTERPARTS. This Lease may be executed in any number of identical counterparts, each of which will be deemed to be an original, and all of which together will be deemed to be one and the same instrument when each party has signed and delivered one such counterpart to the other party.

     28.17 DELIVERY OF DOCUMENTS BY FAX. Delivery of an executed counterpart of this Lease or of any other documents in connection with this Lease by fax will be deemed as effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Lease or other document by fax will also deliver an originally executed counterpart, but the failure of any party to deliver an originally executed counterpart of this Lease or such other document will not affect the validity or effectiveness of this Lease or such other document.

     28.18 ENTIRE AGREEMENT. The Operative Documents constitute the entire agreement between the parties in relation to the leasing of the Aircraft by LESSOR to LESSEE and supersede all previous proposals, agreements and other written and oral communications in relation hereto. The parties acknowledge that there have been no representations, warranties, promises, guarantees or agreements, express or implied, except as set forth herein and in the other Operative Documents.

     IN WITNESS WHEREOF, LESSEE and LESSOR have caused this Lease to be executed by their respective officers as of September 5, 2000.


INTERNATIONAL LEASE FINANCE                 AMERICAN TRANS AIR, INC.
CORPORATION

By: /s/ Grant Levy                          By: /s/ Kenneth K. Wolff

Its:  Vice President                        Its:  Executive Vice President & CFO

         EXHIBIT A            AIRCRAFT DESCRIPTION





Aircraft Manufacturer and Model:                          Boeing 737-800

Specification:

Seating Configuration:

Manufacturer's Serial Number:                             28244

Registration Mark:                                        ____

Engine Manufacturer and Model:                            CFM56-7B-27

Engine Serial Numbers:                                    _______ and ________

Engine Thrust Rating:                                     27,300 pounds

Maximum Gross Takeoff Weight:                             160,000 pounds

        EXHIBIT B            AGENCY AGREEMENT



                               (Limited Authority)

                       Relating to Boeing 737-800 Aircraft

     THIS  AGENCY  AGREEMENT  ("AGREEMENT")  is  made  and  entered  into  as of
____________________.

         BETWEEN:

     AMERICAN TRANS AIR, INC., a Indiana corporation whose address and principal place of business is at 7337 West Washington Street, Indianapolis International Airport, Indianapolis, Indiana 46231, United States of America ("AGENT") and

     INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation, whose address and principal place of business is at 1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067, U.S.A. ("BUYER").

         RECITAL

     The Boeing Company ("MANUFACTURER") and Buyer have entered into Purchase Agreement 1830, dated as of June 27, 1995 (such purchase agreement as may be amended in accordance with the provisions thereof is hereinafter referred to as the "PURCHASE AGREEMENT") under which Manufacturer has agreed to manufacture and sell and Buyer has agreed to purchase certain Boeing 737-800 aircraft. Buyer has agreed to lease one (1) of such aircraft bearing manufacturer's serial number 28244 (the "AIRCRAFT") to the Agent pursuant to an Aircraft Lease Agreement between Buyer and Agent dated as of September 5, 2000 (the "LEASE").

     The Agent is engaged in business as a commercial air carrier and intends to lease the Aircraft from Buyer, and Buyer is desirous of utilizing the expertise of the Agent as Buyer's agent in all matters to which the Purchase Agreement relates with respect to the Aircraft except certain items as indicated below, and the Agent, as Buyer's agent, is willing to make such expertise available to Buyer.

     Accordingly, the parties agree as follows:

     1. Buyer hereby appoints the Agent as Buyer's sole and exclusive agent with authority to perform the following, on behalf of Buyer, as the Agent may in its discretion determine to be necessary or desirable:

     (a) monitor Manufacturer's production, testing and delivery of the Aircraft in accordance with the Purchase Agreement and

     (b) do all such other things permitted by the Purchase Agreement related to the technical and engineering aspects of Manufacturer's production of the Aircraft, except Buyer limits Agent's authority to perform on behalf of Buyer on any defect that occurs during manufacture that is considered significant in nature by Buyer as measured by the criteria set forth below. Buyer retains the sole authority to perform on any defect meeting such criteria.

     (i) Deviations from the drawing configuration that could affect future modifications, maintenance, repair or overhaul of the Aircraft;

     (ii) Defects that are obvious appearance items;

     (iii) Rework that requires stress concurrence to satisfy Manufacturer's Material Review Board (MRB) requirements;

     (iv) A high quantity of defects normally considered minor on a singular basis;

     (v)  Major  rework  requiring   extensive  repair  or  modification,   E.G.
replacement of ---- skin panels, extensive use of oversize fasteners, repair of damaged areas and significant structural modifications;

     (vi) Rework that affects the aerodynamic  drag coefficient of the Aircraft;
or

     (vii) Rework that involves areas known to be sensitive to Buyer.

     2. Notwithstanding anything in the provisions of paragraph 1, nothing in this Agreement will confer authority upon or otherwise permit the Agent:

     (a) to exercise any power of termination under the Purchase Agreement or

     (b) to make any payments due from Buyer to Manufacturer or to receive on behalf of Buyer any payments due from Manufacturer under the Purchase Agreement, or to alter any of the terms and conditions of the Purchase Agreement or the Detail Specifications of the Aircraft.

     3. Buyer will not revoke the appointment of and authority granted under this Agreement to the Agent unless a termination of the Purchase Agreement or Lease has occurred with respect to the Aircraft or the Agent has failed to perform a material obligation under this Agreement. Notice of any such revocation will be provided in accordance with the provisions of Article 14 of the Purchase Agreement and given to both Manufacturer and the Agent.

     4. Manufacturer acknowledges the appointment of the Agent for the purpose set forth hereunder and Manufacturer and Buyer agree that due performance by Manufacturer or Agent of an obligation under the Purchase Agreement will constitute due satisfaction of such obligation by such party and Buyer agrees to be bound by the acts of the Agent.

     5. Buyer and Agent agree to identify the technical organization and/or person(s) with the limited authority to act for Agent during production of the Aircraft. Buyer will, if possible, provide such identification to Manufacturer in writing, along with office space requirements for Agent, if required, prior to or at the time of Manufacturer's acknowledgment of this Agreement.

     6. Nothing in this Agreement will subject Manufacturer to any liability under the Purchase Agreement which it would not otherwise be subject to, or modify Manufacturer's rights thereunder, or require Manufacturer to divest itself of title to or possession of Aircraft or any other property which is subject to the Purchase Agreement until payment therefor and delivery thereof in accordance with the Purchase Agreement.

     7. None of the parties hereto will be entitled to assign to any third party any of their rights under this Agreement.

     8. The Agent will not delegate to any third party the performance of the obligations imposed on it by this Agreement or appoint a sub-agent.

     9. References to Manufacturer in this Agreement will include any wholly-owned subsidiary of Manufacturer to which Manufacturer assigns any of its rights and obligations under the Purchase Agreement pursuant to the terms and conditions thereof.

     10. This Agreement will be governed by the laws of the State of California; however, the Purchase Agreement shall remain governed by the laws of the State of Washington.

     This Agreement has been executed by the parties hereto as of the day and year first above written.


INTERNATIONAL LEASE FINANCE CORPORATION                AMERICAN TRANS AIR, INC.


By:                                                    By:


Its:                                                   Its:


The Boeing Company acknowledges the appointment of AMERICAN TRANS AIR, INC. as agent of International Lease Finance Corporation in connection with the above referenced Aircraft as set forth in this Agreement.


THE BOEING COMPANY


By:


Its:

         EXHIBIT C            CERTIFICATE OF INSURANCE



[Refer to Aircraft Lease Agreement dated as of September 5, 2000 between LESSEE and LESSOR (the "Lease"). If applicable, insurance certificates from both the insurers and reinsurers will be provided. If there is a LESSOR's Lender, include references to it where appropriate after references to LESSOR.]

To:      INTERNATIONAL LEASE FINANCE CORPORATION ("LESSOR")
                                                   ------
         1999 Avenue of the Stars, 39th Floor
         Los Angeles, California 90067
         United States

Re:      AMERICAN TRANS AIR, INC. ("LESSEE")

         Boeing 737-800
         Manufacturer's Serial No.:                        28244
         Registration Mark:                                ____ (the "AIRCRAFT")


         The  following   security  has  subscribed  to  the  insurance   and/or
reinsurance policies:

         [LIST COMPANIES & PERCENTAGES]

         THIS IS TO CERTIFY THAT, as Insurance Brokers, we have effected Fleet Insurance in respect of aircraft owned or operated by LESSEE (including the Aircraft), and that insurance in respect of the Aircraft is as specified below.


                             AIRCRAFT HULL ALL RISKS

COVERING:

     All risks of physical loss or damage to the Aircraft from any cause (subject only to the exclusions as specified below), for an Agreed Value of Aircraft in the amount of [list amount calculated in accordance with Article 18.1]

DEDUCTIBLES:

     (CONFIDENTIAL MATERIAL OMITTED) each and every loss (or such lesser amount as generally applicable to the rest of LESSEE's 737-800 fleet). Not applicable to Total Loss/Constructive Total Loss or Arranged Total Loss

GEOGRAPHICAL COVERAGE:

     Worldwide [subject to customary exclusions]


               AVIATION AND AIRLINE GENERAL THIRD PARTY LIABILITY

COVERING:

     Aircraft Third Party, Passenger, Baggage, Cargo and Mail Liability and Airline General Third Party Liability (including Premises, Hangarkeepers and Products Liability) for combined single limit of not less than (CONFIDENTIAL MATERIAL OMITTED) (or such higher amount as LESSEE may carry generally on other 737-800 aircraft in its fleet) any one accident/occurrence (but in the aggregate in relation to Products Liability), extended to cover LESSEE's liability under the Lease to the extent of the risks covered by the policy including war and allied perils under Extended Coverage Endorsement as per AVN 52 subject only to exclusions as specified below

GEOGRAPHICAL LIMITS:

     Worldwide [subject to customary exclusions]


                      HULL WAR AND ALLIED PERILS COVERING:

     Hull War Risks as per LSW555.B, but including (a) confiscation or requisition (including by State of Registration and state where airline is domiciled), (b) hijacking or other unlawful seizure or wrongful exercise of control of the Aircraft or crew in flight (including any attempt at such seizure or control) and including "All Risks" Continuation Clause and Extortion Risks (including expenses) and covering claims excluded from Hull All Risks Policy while Aircraft outside Assured's control by reason of perils insured under this policy, for an Agreed Value of Aircraft in the amount of [list amount calculated in accordance with Article 18.1]

DEDUCTIBLE:

         No deductible

GEOGRAPHICAL LIMITS:

         Worldwide


                       AIRCRAFT SPARES ALL RISKS INSURANCE

COVERING:

         All risks of physical loss or damage to Aircraft Parts or spares or Engines at all times when removed from the Aircraft from whatever cause, subject only to the exclusions specified below, including the risks set down in AVN 48B other than paragraphs (a) and (b) thereof (but including paragraph (a) in respect of transit risks) for limits of not less than:

         CONFIDENTIAL MATERIAL OMITTED

         and covering:

                With  respect  to  an  Engine,  an  agreed  value  (CONFIDENTIAL
                MATERIAL   OMITTED)  or,  with  LESSOR's  written   concurrence,
                replacement cost

                With respect to Parts, replacement cost

DEDUCTIBLE:

         (CONFIDENTIAL MATERIAL OMITTED)

GEOGRAPHICAL COVERAGE:

         Worldwide


                       INSURANCE REQUIRED BY MANUFACTURER

         LESSEE will carry the insurance required by Manufacturer in connection with LESSOR's assignment of Manufacturer's warranties and product support to LESSEE

                              CONTRACTUAL INDEMNITY

         To the extent of the risks covered by the policies, LESSEE has insurance coverage for the indemnities agreed to by LESSEE pursuant to Article 16 of the Lease, subject to AVN67B or equivalent


                        PERIOD OF COVERAGE (ALL POLICIES)

         From the Delivery Date of Aircraft to [END OF POLICY PERIOD]

         It is further certified that LESSOR has an interest in respect of the Aircraft under the Lease. Accordingly, with respect to losses occurring during the period from the Effective Date until the expiry of the Insurance or until the expiry or agreed termination of the Lease or until the obligations under the Lease are terminated by any action of the Insured or LESSOR and in consideration of the Additional Premium it is confirmed that the Insurance afforded by the Policy is in full force and effect and it is further agreed that the following provisions are specifically endorsed to the Policy.

           1. UNDER THE HULL (ALL RISKS AND HULL WAR AND ALLIED RISKS) AND AIRCRAFT SPARES INSURANCES




                (a) In respect of any claim on the Aircraft that becomes payable on the basis of a Total Loss, payment of any settlement will be made to, or to the order of LESSOR as sole loss payee, up to the Agreed Value. With respect to repairable damage to an Aircraft or Engine, LESSOR will receive all insurance proceeds in excess of CONFIDENTIAL MATERIAL OMITTED provided that upon receipt by the insurance broker of written notice of a material default on the part of LESSEE (and until notice that it has been cured), all insurance proceeds which otherwise would be payable to LESSEE will be made directly to LESSOR. In respect of any other claim, payment of any settlement (net of any relevant policy deductible) will be made with such party(ies) as may be necessary to repair the Aircraft unless otherwise agreed after consultation between the Insurers and the Insured and, where necessary under the terms of the Lease, LESSOR. Such payments will only be made provided they are in compliance with all applicable laws and regulations.

                (b)    Insurers agree on a 50/50 settlement in terms of AVS 103.

                (c) Insurers have no right to replace the Aircraft on a Total Loss (arranged, constructive or otherwise).

                (d) Insurers confirm that under the insurance policies, if the Insured installs an engine owned by a third party on the Aircraft, either (i) the hull insurance will automatically increase to such higher amount as is necessary in order to satisfy both LESSOR's requirement to receive the Agreed Value in the event of a Total Loss, Constructive Total Loss or Arranged Total Loss and the amount required by the third party engine owner, or (ii) separate additional insurance on such engine will attach in order to satisfy separately the requirements of the Insured to such third party engine owner.

         2.     UNDER THE LEGAL LIABILITY INSURANCE



                (a) Subject to the provisions of this Endorsement, the Insurance will operate in all respects as if a separate Policy had been issued covering each party insured hereunder, but this provision will not operate to include any claim arising howsoever in respect of loss or damage to the Aircraft insured under the Hull or Spares Insurance of the Insured. Notwithstanding the foregoing the total liability of Insurers in respect of any and all Insureds will not exceed the limits of liability stated in the Policy.

                (b) The Insurance provided hereunder will be primary and without right of contribution from any other insurance which may be available to LESSOR.

         3.     UNDER ALL INSURANCES



                (a) LESSOR, its successors and assigns, and (with respect to Aviation and Airline General Third Party Liability only) its directors, officers and employees for their respective rights and interests, are included as Additional Insureds.

                (b) The cover afforded to LESSOR by the Policy in accordance with this Endorsement will not be invalidated by any act or omission (including misrepresentation and non-disclosure) of any other person or party which results in a breach of any term, condition or warranty of the Policy.

                (c) LESSOR will have no responsibility for premium and insurers will waive any right of set-off or counterclaim against LESSOR except in respect of outstanding premium in respect of the Aircraft, provided that Insurer may only set-off for premiums against the proceeds of the hull insurance for outstanding premiums in connection with hull all risks and hull war and allied perils insurance.

                (d) Upon payment of any loss or claim to or on behalf of LESSOR, Insurers will to the extent and in respect of such payment be thereupon subrogated to all legal and equitable rights of LESSOR indemnified hereby (but not against LESSOR). Insurers will not exercise such rights without the consent of those indemnified, such consent not to be unreasonably withheld. At the expense of Insurers LESSOR will do all things reasonably necessary to assist the Insurers to exercise said rights.

                (e) Except in respect of any provision for Cancellation or Automatic Termination specified in the Policy or any endorsement thereof, cover provided by this Endorsement may only be cancelled or materially altered in a manner adverse to LESSOR by the giving of not less than thirty (30) days notice in writing to LESSOR. Notice will be deemed to commence from the date such notice is given by the Insurers. Such notice will NOT, however, be given at normal expiry date of the Policy or any endorsement.

         4. EXCEPT AS SPECIFICALLY VARIED OR PROVIDED BY THE TERMS OF THIS CERTIFICATE



                (a) LESSOR IS COVERED BY THE POLICY SUBJECT TO ALL TERMS, CONDITIONS, LIMITATIONS,WARRANTIES, EXCLUSIONS AND CANCELLATION PROVISIONS THEREOF.

                (b) THE POLICY WILL NOT BE VARIED BY ANY PROVISIONS CONTAINED IN THE LEASE WHICH PURPORT TO SERVE AS AN ENDORSEMENT OR AMENDMENT TO THE POLICY.

         SUBJECT (save as specifically stated in this Certificate) to policy terms, conditions, limitations and exclusions.

                                    Yours faithfully,
                                    [BROKERS]

         EXHIBIT D            BROKERS' LETTER OF UNDERTAKING



To:             INTERNATIONAL LEASE FINANCE CORPORATION
                1999 Avenue of the Stars, 39th Floor
                Los Angeles, California 90067
                United States

Date:                                                             Our Ref:


Re:       AMERICAN TRANS AIR, INC. ("LESSEE")
                                     ------
          Boeing 737-800
          Manufacturer's Serial No.:                       ____
          Registration Mark:                               ____ (the "AIRCRAFT")



Dear Sirs:

         We confirm that insurance has been effected for the account of [LESSEE] (the "OPERATOR") covering all aircraft owned or operated by them, including the above-referenced aircraft (the "Aircraft"). [Also confirm, if applicable, the amount of any hull all risks or hull war and allied perils on the Aircraft which LESSEE is carrying in excess of the Agreed Value (which excess insurance would be payable to LESSEE). Such excess insurance may not exceed ten percent (10%) of the Agreed Value.]

         Pursuant to instructions received from the Operator and in consideration of your approving the arrangement of the Operator's "Fleet Policy" (under which the above-referenced Aircraft is insured) through the intermediary of ourselves as Brokers in connection with the insurance (the "INSURANCE") mentioned in our Certificate of Insurance (Reference No. [ ] dated [ ] and attached hereto), we undertake as follows:

         1. In relation to the Hull and War Risks Insurance to hold to your order the insurance Slips or Contracts and any Policies which may be issued or any policies substituted (with your consent) therefor (but only insofar as the same relate to the Aircraft only) and the benefit of the Hull and War Risks Insurance thereunder, but subject to our requirements to operate the Fleet Policy insofar as it relates to any other aircraft insured thereunder.

         2.     To advise you of any of the following:

                (a) If any insurer cancels or gives notice of cancellation of any of the Insurance at least thirty (30) days (or such lesser period as may be available in the case of War and Allied Perils) before such cancellation is to take effect in respect of the Aircraft.

                (b) Of any act or omission or of any event (including non-payment of premium) of which we have knowledge or are notified and which might invalidate or render unenforceable in whole or in part any of the Insurance, insofar as the same relate to the Aircraft.

                (c) If we do not receive instructions to renew all or any of the Insurance at least thirty (30) days prior to their expiration.

                (d) If any of the Insurance are not renewed on the same terms (save as to premium and period of cover and as you might otherwise have notified us to be acceptable to you) seven (7) days prior to expiry thereof.

         The above undertakings are given subject to our continuing appointment for the time being as Insurance Brokers to the Operator.

         We also undertake to advise you if we cease to be Insurance Brokers to the Operator.

                                                Yours faithfully,

         EXHIBIT E            ESTOPPEL AND ACCEPTANCE CERTIFICATE



     AMERICAN TRANS AIR, INC. ("LESSEE"), a corporation organized under the laws of Indiana does hereby represent, acknowledge, warrant and agree as follows:

     1. LESSEE and INTERNATIONAL LEASE FINANCE CORPORATION, as LESSOR, have entered into an Aircraft Lease Agreement dated as of September 5, 2000 (hereinafter referred to as the "LEASE"). Words used herein with capital letters and not otherwise defined will have the meanings set forth in the Lease.

     2.  LESSEE has this ____ day of  __________,  ____  (Time:  __________)  at
____________________ received from LESSOR possession of:

     (a) One (1) Boeing 737-800 aircraft bearing Manufacturer's serial number ____ and U.S. registration mark ____, together with two (2) CFM56-7B-27 engines bearing manufacturer's serial numbers _______ and ________ (each of which has 750 or more rated take-off horsepower), all in airworthy condition.

     (b) All Aircraft Documentation, including the usual and customary manuals, logbooks, flight records and historical information regarding the Aircraft, Engines and Parts.

     3. All of the foregoing has been delivered and accepted on the date set forth above to LESSEE's full satisfaction and pursuant to the terms and provisions of the Lease.

     4. The Agreed Value of the Aircraft is US$_______________.

     5. The amount of fuel on board at Delivery is __________ (circle one) pounds/kilos (________ gallons).

     6. The Aircraft, Engines, Parts and Aircraft Documentation as described in the Lease have been fully examined by LESSEE and have been received in a condition fully satisfactory to LESSEE and in full conformity with the Lease in every respect.

     7. The Lease is in full force and effect, LESSEE has no claims, offsets, deductions or set-off of any kind or nature in connection with the Lease, except for any claims against LESSOR set forth on the attached List of Discrepancies.

     8. LESSOR's Lender may rely upon all of the foregoing in granting substantial financial accommodations to LESSOR and LESSEE understands and agrees that any funds being advanced by LESSOR's Lender will be made in reliance upon the foregoing.

     9. LESSEE has obtained all required permits, authorizations, licenses and fees of the State of Registration or any Government Entity thereof necessary in order for LESSEE to operate the Aircraft as permitted by the terms of the Lease.

                              Dated on the date set forth above

                                                AMERICAN TRANS AIR, INC.


                                                By:

                                                Title:

ATTACHMENTS:
1.       List of Aircraft Documentation
2.       List of Loose Equipment
3.       List of Discrepancies

               ATTACHMENT 1 TO ESTOPPEL AND ACCEPTANCE CERTIFICATE


                         LIST OF AIRCRAFT DOCUMENTATION

                                     MANUALS

1.       FAA Approved Flight Manual
2.       Airplane Flight Operation Manual
3.       Aircraft Recover Manual
4.       Quick Reference Handbook (QRH)
5.       Weight and Balance Manual
6.       Aircraft Fueling Manual
7.       Aircraft Maintenance Manual (MM)
8.       Aircraft Maintenance Manual Supplement
9.       Ramp Maintenance Manual (RMM)
10.      Cargo Loading Manual
11.      Fault Reporting Manual (FRM)
12.      Fault Isolation Manual (FIM)
13.      Illustrated Parts Catalog (IPC)
14.      Life Limited Parts Manual
15.      Structural Repair Manual (SRM)
16.      Master Minimum Equipment List
17.      Wiring Diagram Manual (WD)
18.      Wiring Practices Manual
19.      System Schematics Manual
20.      B.I.T.E. Manual
21.      Non-Destructive Test Manual
22.      Corrosion Prevention Manual
23.      Component Maintenance Manual
24.      APU Log Book
25.      Engine Maintenance Manual
26.      Engine Log Book
27.      Engine Illustrated Parts Catalog
28.      Engine Data Submittal Book
29.      Engine Overhaul Manual
30.      Power Plant Build-up Manual

                    AIRCRAFT RECORDS AND HISTORICAL DOCUMENTS

 1.  Copies of original Certificates delivered by Boeing:
     a.  Airworthiness Certificate for Export
     b.  Radio installation conformity certificate
     c.  Noise limitation certificate
 2.  Copies of original Documents delivered by Boeing:
     a.  Airworthiness Directive Compliance list
     b.  Aircraft inspection report
     c.  Aircraft Readiness Log
     d.  Weighing report
 3.  Copies of current Certificates:
     a.  Airworthiness Certificate
     b.  Noise limitation
     c.  Radio license
     d.  Interior material burn certificates
     e.  Certificate of Export
     f.  Aircraft deregistration confirmation
     e.  Aircraft Registration
 4.  Letters signed and stamped by Quality Assurance:
     a.  Current aircraft hours and cycles
     b.  Current engines hours and cycles
     c.  Accident and Incident report
     d.  Summary of Maintenance Program
     e.  AD compliance during the lease term
 5.  Aircraft log books and Aircraft readiness log.
 6.  Aircraft Hard Time (HT) inspection status.
 7.  One year forecast for HT inspection.
 8.  Aircraft Modification status, including service bulletins.
 9.  Last weighing report prior to redelivery.
10.  AD compliance report with original signoffs.
11.  Routine and non-routine job cards of the last "C" and "D" checks.
12.  Past year pilots and maintenance discrepancies.
13.  Major and Minor structural repairs with applicable approvals.
14.  Compass Swing report of the last three years.
15.  Cabin Configuration drawing (LOPA).
16.  Emergency equipment location drawing.
17.  Last X-RAYs

                             ENGINES RECORDS

 1.  Last test cell run reports.

 2.  Life Limited Parts status and traceability.
 3.  AD compliance report with original signoffs.
 4.  Engine Modification/service bulletin/inspection report and applicableforms.
 5.  Last heavy maintenance records for each module.
 6.  Engine log books.
 7.  Engine removal history.
 8.  Past year trend monitoring reports.
 9.  Historical borescope reports.
10.  Engine component report.

                               APU RECORDS

 1.  APU status (FH, FC, limits).
 2.  Life limited Part status and traceability.
 3.  AD compliance with original signoffs.
 4.  Modification status.
 5.  Last heavy maintenance documents.
 6.  APU log books.
 7.  Last test cell report.

                            COMPONENT RECORDS

 1.  Aircraft component inventory.
 2.  Hard time component inventory.
 3.  All serviceable tags.
 4.  Landing Gear status with last overhaul and life limited Part status.
 5.  AD compliance with original signoffs.
 6.  Modification status.

               ATTACHMENT 2 TO ESTOPPEL AND ACCEPTANCE CERTIFICATE


                             LIST OF LOOSE EQUIPMENT

               ATTACHMENT 3 TO ESTOPPEL AND ACCEPTANCE CERTIFICATE


                              LIST OF DISCREPANCIES

         EXHIBIT F            OPINION OF COUNSEL



     TO BE GIVEN BY INDEPENDENT OUTSIDE COUNSEL OF LESSEE OR OTHER LAWYERS ACCEPTABLE TO LESSOR

To:             International Lease Finance Corporation
                1999 Avenue of the Stars, 39th Floor
                Los Angeles, California 90067
                United States

Gentlemen:

         This opinion is furnished to you pursuant to Article 7 of the Aircraft Lease Agreement dated as of September 5, 2000 (the "LEASE") between AMERICAN TRANS AIR, INC. ("LESSEE") and INTERNATIONAL LEASE FINANCE CORPORATION
("LESSOR"). Defined terms in this opinion are used herein as defined in the Lease.

         I have acted as counsel for LESSEE in connection with the preparation, execution and delivery of the Lease.

     In that connection I have examined:

     (a) The Lease and Estoppel and Acceptance Certificate;

     (b) The charter of LESSEE and all amendments  thereto (the "CHARTER");  and

     (c) Such other documents, agreements and instruments, and such treaties, laws, rules, regulations, decrees and the like, as I have deemed necessary as a basis for the opinions hereinafter expressed.

     [ (d) All of the agreements and any amendments thereto between LESSEE and all other lessors and lenders of LESSEE covering other aircraft operated by LESSEE on which the Engines can be installed.]

         Based upon the foregoing and having regard for legal considerations which I deem relevant, I am of the opinion that:

     1. LESSEE is a corporation duly incorporated, validly existing and in good standing under the Laws of Indiana. It has the corporate power and authority to carry on its business as presently conducted and to perform its obligations under the Lease.

     2. No authorization, approval, consent, license or order of, or registration with, or the giving of notice to the Aviation Authority or any other regulatory body or authority is required for the valid authorization, execution, delivery and performance by LESSEE of the Lease.

     3. The Lease and the Estoppel and Acceptance Certificate have each been duly authorized, executed and delivered by LESSEE. Each such instrument is a valid, enforceable and binding obligation of LESSEE except as enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application affecting the enforcement of creditors' rights.

     4. The execution and delivery of the Lease and the Estoppel and Acceptance Certificate, the consummation by LESSEE of the transactions contemplated therein and compliance by LESSEE with the terms and provisions thereof do not contravene any Law applicable to LESSEE, or result in any breach of or constitute any default under or result in the creation of any lien, charge or encumbrance upon any property of LESSEE, under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, by-law or other agreement or instrument to which LESSEE is a party or by which LESSEE or its properties or assets is bound.

     5. Except for any filing or recording that may be required with the [NAME OF AIRCRAFT REGISTER] and except for [DESCRIBE SUCH OTHER FILINGS OR RECORDINGS], no filing or recording of any instrument or document (including the filing of any financial statement) is necessary under the laws of the U.S. in order for the Lease to constitute a valid and perfected lease of record relating to the Aircraft, it being understood that such counsel expresses no opinion as to the nature of LESSOR's title to the Aircraft on the Delivery Date.

     6. LESSEE holds all licenses, certificates and permits from applicable governmental authorities in the U.S. necessary for the conduct of its business as a certificated air carrier and performance of its obligations under the Lease.

     7. To my knowledge, there are no suits or proceedings pending or threatened against LESSEE before any Government Entity against or affecting LESSEE which are reasonably likely to be adversely determined and, if adversely determined, would have a material adverse effect on the financial condition or business of LESSEE or its ability to perform under the Lease, except as described in the filings provided to LESSOR pursuant to Article 22.

     8. The obligations of LESSEE under the Lease are direct, general and unconditional obligations of LESSEE and rank or will rank at least PARI PASSU with all other present and future unsecured and unsubordinated obligations (including contingent obligations) of LESSEE, with the exception of such obligations as are mandatorily preferred by law.

     9. LESSEE, under the laws of the U.S. or of any other jurisdiction affecting LESSEE, is subject to private commercial law and suit. Neither LESSEE nor its properties or assets have the right of immunity from suit or execution on the grounds of sovereignty in such jurisdictions and the performance by LESSEE of its obligations under the Lease constitute commercial acts done for commercial purposes.

     10. There is no applicable usury or interest limitation Law in Indiana which may restrict the recovery of payments in accordance with the Lease.

     11. LESSOR will not violate any Law or become liable to any tax in Indiana or the U.S. by reason of entering into or performing its obligations under the Lease and it is not necessary to establish a place of business in Indiana in order to enforce any provisions of the Lease.

                                                Very truly yours,

        EXHIBIT G            ASSIGNMENT OF RIGHTS (AIRFRAME)





                                                                  [DATE]


Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, Washington 98124-2207
Attention:      Vice President-Contracts
                Mail Code 21-34

Subject: Full Assignment of Rights and Obligations - International Lease Finance Corporation as Lessor and AMERICAN TRANS AIR, INC. as Lessee of Model Boeing 737-800 aircraft bearing manufacturer's serial number 28244

Ladies and Gentlemen:

         In connection with International Lease Finance Corporation's lease to AMERICAN TRANS AIR, INC. ("Lessee") of a Boeing aircraft (more fully described below), reference is made to the following documents:

         A. Purchase Agreement 1830, dated as of June 27, 1995, between The Boeing Company ("Boeing") and International Lease Finance Corporation ("ILFC") (the "Boeing Agreement") under which ILFC purchased a certain Boeing Model 737-800 aircraft bearing manufacturer's serial number 28244 (the "Aircraft").

     B. Aircraft Lease Agreement (the "Lease") for the Aircraft dated as of September 5, 2000 between ILFC and Lessee.

         Capitalized terms used herein without definition will have the same meaning as in the Boeing Agreement.

         In connection with ILFC's lease of the Aircraft under the Lease, ILFC is transferring to Lessee certain rights of ILFC related to the Aircraft under the Boeing Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Boeing Agreement:

         1. Lessee acknowledges that it has received copies of the following specific provisions of the Boeing Agreement applicable to the Aircraft and agrees to be bound by and comply with all the terms, conditions, and limitations contained in such provisions, including without limitation the disclaimer and release, exclusion of liabilities, indemnity and insurance provisions thereof:

     Boeing Agreement
         Article 6 - Excusable Delay
         6.1    General

         Article 10 - Assignment, Resale or Lease
         10.1   Assignment
         10.3   Sale by Buyer after Delivery
         10.4   Lease by Buyer after Delivery
         10.5   No Increase in Boeing Liability
         10.6   Exculpatory or Indemnity Clause in Post-delivery Sale or Lease

         Article 12 - Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance
         (in its entirety)

         Article 14 - Contractual Notices and Requests

         Article 15 - Miscellaneous
         15.4          Governing Law

     Exhibit B - Product Assurance Document
            Part A             Boeing Warrant
            Part B             Warranty Repairs and Modifications by Buyer
            Part C             Boeing Service Life Policy
            Part D             Boeing Indemnity Against Patent Infringement
            Part D-1           Boeing Indemnity Against Copyright Infringement
            Part E             Supplier Warranties and Patent Indemnities
            Part G             Boeing Interface Commitment
            Part H             General

     Exhibit C-1 - Customer Support Document
            Part B             Boeing Customer Support Services
            Part D             Technical Data and Documents
            Part E             Buyer's Indemnification of Boeing and Insurance
            Part F             Alleviation or Cessation of Performance


     Exhibit E - Buyer Furnished Equipment Provisions Document
            Paragraph 8        Indemnification of Boeing
            Paragraph 9        Patent Indemnity
            Paragraph 10       Definitions

     Letter Agreement No. 1830-3 - Seller Purchased Equipment
            Paragraph 6        Buyer's Indemnification of Boeing

         2. Lessee recognizes that Boeing's obligation to provide training, support and services to Lessee pursuant to Exhibit C of the Boeing Agreement is conditioned on the receipt by Boeing of evidence of compliance by Lessee with the insurance requirements set forth in paragraph 2 of Part E of Exhibit C or in such other form as may be satisfactory to Boeing, prior to the commencement of such training, support and services.

         3. ILFC reserves to itself all rights, claims and interests it may have under the Boeing Agreement not expressly assigned to Lessee hereunder. ILFC will remain responsible to Boeing for any amounts with respect to the Aircraft owed to Boeing under the Boeing Agreement prior to the effective date of this letter, including any amounts owed by ILFC to Boeing under the specific articles and paragraphs of the Boeing Agreement referenced in paragraph 1 above based upon events or incidents relating to the Aircraft occurring prior to the effective date of this letter.

         4. ILFC hereby assigns to Lessee the sole authority to exercise in Lessee's name all rights and powers of ILFC with respect to the Aircraft under the specific portions of the Boeing Agreement referenced in paragraph 1 above. Such authorization will continue until Boeing receives from ILFC written notice that the Lease has been cancelled or terminated, addressed to Boeing's Vice President, Contracts, P.O. Box 3707, MC 21-34, Seattle, Washington 98124-2207, U.S.A. Until Boeing receives such notice, Boeing will be entitled to deal exclusively with Lessee with respect to the Aircraft under the specific portions of the Boeing Agreement referenced in paragraph 1 above and, with respect to the rights, powers, duties or obligations under such portions of the Boeing Agreement, any and all actions taken by Lessee or agreements entered into by Lessee during the period prior to Boeing's receipt of such notice will be final and binding on ILFC.

         5. Lessee hereby accepts the authorization set forth in paragraph 4 above and agrees to be bound by and to comply with all the terms, conditions and limitations of the portion of the Boeing Agreement referenced in paragraph 1 above.

         6. This Assignment may be signed by the parties hereto in separate counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         7. This Assignment shall be governed by, and construed in accordance with,the laws of the State of Washington, including all matters of construction, validity and performance.

         We request that Boeing, upon receipt of this letter, acknowledge receipt thereof and the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be duly executed as of the dates written below.



INTERNATIONAL LEASE FINANCE             AMERICAN TRANS AIR, INC., as Lessee
CORPORATION, as Lessor and Buyer


By:                                     By:

Its:                                    Its:



                 BOEING ACKNOWLEDGMENT AND CONSENT TO ASSIGNMENT

Receipt of the above letter is acknowledged and transfer of certain rights as described above under the Boeing Agreement is confirmed, effective as of this date.

                                                THE BOEING COMPANY


                                                By:

                                                Its:

                                                Date:

         EXHIBIT H            ASSIGNMENT OF RIGHTS (ENGINES)



[DATE]

CFM INTERNATIONAL, INC.
1 Neumann Way, F-17
Cincinnati, Ohio  45215

Attention:      Commercial Contracts -
                Warranty Assignment Administrator

Dear Warranty Assignment Administrator:

         Reference is hereby made to that Consent to Assignment made as of April 29, 1988 (the "CONSENT TO ASSIGNMENT"), by and between CFM INTERNATIONAL, INC. ("CFMI") and INTERNATIONAL LEASE FINANCE CORPORATION ("ILFC"). Terms defined in the Consent to Assignment are used herein with the same meaning as in the Consent to Assignment.

         As of ________________ ___, ______, ILFC has assigned all of its rights and interest in, to and under the Engine Warranties to AMERICAN TRANS AIR, INC. ("ASSIGNEE") in connection with its lease to Assignee of a Boeing 737-800 aircraft (the "AIRCRAFT") together with two (2) CFMI Model CFM56-7B-27 engines bearing Manufacturer's Serial Numbers _______ and ________ (the "ENGINES") as of the date each such Engine was delivered to Assignee. Such assignment shall be effective from such date until ILFC notifies CFMI that the Lease has been cancelled or terminated.

         The Assignee has accepted such assignment and all the limitations and liabilities pertaining to the Engine Warranties as stated in the provisions of the GTA listed in Schedule 2 to the Consent to Assignment.

         A copy of the aforesaid assignment is attached hereto.

                                         Very truly yours,
                                         INTERNATIONAL LEASE FINANCE CORPORATION


                                             By:

                                             Title:


cc:      Ruben M. Cabrera
         Director, Commercial Contracts

                            ASSIGNMENT OF WARRANTIES

[DATE]

     In consideration of AMERICAN TRANS AIR, INC. ("LESSEE") leasing from International Lease Finance Corporation ("ILFC") one (1) Boeing 737-800 aircraft together with two (2) CFMI Model CFM56-7B-27 engines bearing manufacturer's serial numbers _______ and ________, it is hereby agreed as follows:

     1. ILFC hereby assigns and transfers to Lessee all of ILFC's respective rights and interest in and to and in and under the Engine Warranties set forth in and subject to the limitations and liabilities set forth in Exhibit B Warranty, Section X (the "ENGINE WARRANTIES") of CFM International, Inc. - ILFC General Terms Agreement No. 6-3987 dated 22 June 1984 (the "GTA") during the term of such leases so long as Lessee is not in default thereunder.

     2. Lessee hereby accepts such assignment including all the limitations and liabilities pertaining to said Engine Warranties as stated in the provisions of Exhibit B Warranty, Section X of the GTA.

     3. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns to the extent permitted by the GTA and hereunder.

     4. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     5. This Agreement may be executed in any number of counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument and any party may execute this Agreement by signing any counterpart.

     IN WITNESS WHEREOF, the authorized representative of the parties hereto have executed this Agreement as of the day and year first above written.

For and on  behalf  of                              For and on behalf  of
INTERNATIONAL  LEASE  FINANCE                       AMERICAN TRANS AIR, INC.
CORPORATION


By:                                                 By:


Its:                                                Its:

         EXHIBIT I            RETURN ACCEPTANCE RECEIPT



Date:    _________________ ___, ____


     1. AMERICAN TRANS AIR, INC., as LESSEE, and INTERNATIONAL LEASE FINANCE CORPORATION, as LESSOR, have entered into an Aircraft Lease Agreement dated as of September 5, 2000 (the "LEASE"). Words used herein with capital letters and not otherwise defined will have the meanings set forth in the Lease.

     2.  LESSOR has this ____ day of  __________,  ____  (Time:  __________)  at
____________________ received from LESSEE possession of:

     (a) One (1) Boeing 737-800 Aircraft bearing Manufacturer's serial number ____, together with two (2) CFM56-7B-27 engines bearing manufacturer's serial numbers _______ and ________, and all Parts attached thereto and thereon in an airworthy condition and

     (b) All Aircraft Documentation, including the usual and customary manuals, logbooks, flight records and historical information regarding the Aircraft, Engines and Parts, as listed in the Document Receipt attached hereto.

     3. The Airframe, Engines and Parts had the following hours/cycles at return:

     (a) AIRFRAME:

      Total hours: _______________               Total Landings: _______________

     (b) ENGINES:

     POSITION    SERIAL NO.    TOTAL HOURS     TOTAL CYCLES     HRS/CYCLES SINCE
                                                                LAST SHOP VISIT




                                                      Time Remaining to Next
                                                    LIFE LIMITED PART REMOVAL
       PART NAME                                  HOURS                 CYCLES
                                 MSN

                                 MSN

      (c)    APU:    MSN __________

                 Total hours:    __________

                 ______ hours/ ______ cycles since last Overhaul

                 ______ hours/ ______ cycles remaining on APU life-limited Parts

      (d)    LANDING GEARS:

POSITION       SERIAL NO.      Total           Hrs/Cycles since     Date of last
                             HRS/CYCLES         LAST OVERHAUL         OVERHAUL


Nose

Right Main

Left Main

     (e) FUEL ON BOARD AT RETURN: ______ (circle one) pounds/kilos (______ gallons)

     4. Other technical information regarding the Aircraft and its components are correctly set forth on the Technical Evaluation Report (in the form of Exhibit L) attached hereto.

     5. The above specified aircraft, engines and documentation are hereby accepted by LESSOR subject to correction by LESSEE (or procurement by LESSEE at LESSEE's cost) as soon as reasonably possible of the discrepancies specified in Attachment 2 hereto.

         6. Subject to the following paragraph, the leasing of the Aircraft by LESSOR to LESSEE pursuant to the Lease is hereby terminated without prejudice to LESSEE's continuing obligations under the Lease including, without limitation, paragraph 6 above and Articles 10.5, 15 and 16.

     7. LESSEE represents and warrants that during the term of the Lease all maintenance and repairs to the Airframe and Engines were performed in accordance with the requirements contained in the Lease. LESSEE further confirms that all of its obligations under the Lease whether accruing prior to the date hereof or which survive the termination of the Lease by their terms and accrue after the date hereof, will remain in full force and effect until all such obligations have been satisfactorily completed.

     8. This Return Acceptance Supplement is executed and delivered by the parties in [place].

         IN WITNESS WHEREOF, the parties hereto have caused this Return Acceptance Receipt to be executed in their respective corporate names by their duly authorized representatives as of the day and year first above written.



INTERNATIONAL LEASE FINANCE CORPORATION               AMERICAN TRANS AIR, INC.


By:                                                   By:

Its:                                                  Its:

ATTACHMENTS:
1.       List of Aircraft Documentation
2.       List of Loose Equipment
3.       List of Discrepancies
4.       Engine Maximum Power Assurance Test Conditions and Results
5.       Dent and Damage Chart
6.       Form of No Accident/Incident Letter
7.       Technical Evaluation Report (in the form of Exhibit L)

                    ATTACHMENT 1 TO RETURN ACCEPTANCE RECEIPT


                         LIST OF AIRCRAFT DOCUMENTATION

         [The (a) manuals and (b) Aircraft records and historical documents set forth below are to be returned with the Aircraft in a current, up-to-date and correct status]

                                     MANUALS

1.       FAA Approved Flight Manual
2.       Airplane Flight Operation Manual
3.       Aircraft Recover Manual
4.       Quick Reference Handbook (QRH)
5.       Weight and Balance Manual
6.       Aircraft Fueling Manual
7.       Aircraft Maintenance Manual (MM)
8.       Aircraft Maintenance Manual Supplement
9.       Ramp Maintenance Manual (RMM)
10.      Cargo Loading Manual
11.      Fault Reporting Manual (FRM)
12.      Fault Isolation Manual (FIM)
13.      Illustrated Parts Catalog (IPC)
14.      Life Limited Parts Manual
15.      Structural Repair Manual (SRM)
16.      Master Minimum Equipment List
17.      Wiring Diagram Manual (WD)
18.      Wiring Practices Manual
19.      System Schematics Manual
20.      B.I.T.E. Manual
21.      Non-Destructive Test Manual
22.      Corrosion Prevention Manual
23.      Component Maintenance Manual
24.      APU Log Book
25.      Engine Maintenance Manual
26.      Engine Log Book
27.      Engine Illustrated Parts Catalog
28.      Engine Data Submittal Book
29.      Engine Overhaul Manual
30.      Power Plant Build-up Manual

                    AIRCRAFT RECORDS AND HISTORICAL DOCUMENTS

 1. Copies of original Certificates delivered by Boeing:
    a.  Airworthiness Certificate for Export
    b.  Radio installation conformity certificate
    c.  Noise limitation certificate
 2. Copies of original Documents delivered by Boeing:
    a.  Airworthiness Directive Compliance list
    b.  Aircraft inspection report
    c.  Aircraft Readiness Log
    d.  Weighing report
 3. Copies of current Certificates:
    a.  Airworthiness Certificate
    b.  Noise limitation
    c.  Radio license
    d.  Interior material burn certificates
    e.  Certificate of Export
    f.  Aircraft deregistration confirmation
    e.  Aircraft Registration
 4. Letters signed and stamped by Quality Assurance:
    a.  Current aircraft hours and cycles
    b.  Current engines hours and cycles
    c.  Accident and Incident report
    d.  Summary of Maintenance Program
    e.  AD compliance during the lease term
 5. Aircraft log books and Aircraft readiness log.
 6. Aircraft Hard Time (HT) inspection status.
 7. One year forecast for HT inspection.
 8. Aircraft Modification status, including service bulletins.
 9. Last weighing report prior to redelivery.
10. AD compliance report with original signoffs.
11. Routine and non-routine job cards of the last "C" and "D" checks.
12. Past year pilots and maintenance discrepancies.
13. Major and Minor structural repairs with applicable approvals.
14. Compass Swing report of the last three years.
15. Cabin Configuration drawing (LOPA).
16. Emergency equipment location drawing.
17. Last X-RAYs

                                 ENGINES RECORDS

 1. Last test cell run reports.

 2. Life Limited Parts status and traceability.
 3. AD compliance report with original signoffs.
 4. Engine Modification/service bulletin/inspection report and applicable forms.
 5. Last heavy maintenance records for each module.
 6. Engine log books.
 7. Engine removal history.
 8. Past year trend monitoring reports.
 9. Historical borescope reports.
10. Engine component report.

                                   APU RECORDS

 1. APU status (FH, FC, limits).
 2. Life limited Part status and traceability.
 3. AD compliance with original signoffs.
 4. Modification status.
 5. Last heavy maintenance documents.
 6. APU log books.
 7. Last test cell report.

                           COMPONENT RECORDS

 1. Aircraft component inventory.
 2. Hard time component inventory.
 3. All serviceable tags.
 4. Landing Gear status with last overhaul and life limited Part status.
 5. AD compliance with original signoffs.
 6. Modification status.

                    ATTACHMENT 2 TO RETURN ACCEPTANCE RECEIPT


                             LIST OF LOOSE EQUIPMENT

                    ATTACHMENT 3 TO RETURN ACCEPTANCE RECEIPT


                              LIST OF DISCREPANCIES

                    ATTACHMENT 4 TO RETURN ACCEPTANCE RECEIPT


           ENGINE MAXIMUM POWER ASSURANCE TEST CONDITIONS AND RESULTS

                    ATTACHMENT 5 TO RETURN ACCEPTANCE RECEIPT


                              DENT AND DAMAGE CHART

                    ATTACHMENT 6 TO RETURN ACCEPTANCE RECEIPT


                       FORM OF NO ACCIDENT/INCIDENT LETTER

       EXHIBIT J            MONTHLY REPORT



                              (SEE FOLLOWING SHEET)

                 MONTHLY AIRCRAFT UTILIZATION AND STATUS REPORT
                                                                 Page 1 of 2
Report Due Date:


To:      INTERNATIONAL LEASE FINANCE CORPORATION         Fax:   (310) 788-1990
         1999 Avenue of the Stars, 39th Floor
         Los Angeles, California 90067, United States
         Attn:  Finance Department

From:        AMERICAN TRANS AIR, INC.
Contact:                                                 Fax:

AIRCRAFT TYPE:            BOEING 737-800
ENGINE TYPE:               CFM56-7B-27       REGISTRATION:          ____
SERIAL NUMBER:                 ____          MONTH OF:

NOTE:    PLEASE RECORD TIME IN HOURS AND MINUTES NOT DECIMALS.



  Aircraft Total Time Since New As Of Last Month:        Hours:         Min:

  Aircraft Total Time Since New:                         Hours:         Min:

  Aircraft Total Cycles Since New:                       Cycles:

  Airframe Hours Flown During Month:                     Hours:         Min:

  Airframe Cycles/Landings During Month:                 Cycles:

  Time Remaining to "D" or Heavy Maintenance Check:

                              HOURS OR                 US$ PER
                            CYCLES FLOWN               HOUR OR
                           DURING MONTH (AS           CYCLE (AS
                             APPLICABLE)          X   APPLICABLE)  =    RESERVES

TOTAL AIRFRAME:                 HRS:                    X                =

TOTAL LANDING GEAR:             HRS:                    X                =

TOTAL APU:                      HRS:                    X                =

ORIGINAL ENGINE SERIAL
NUMBER:                         Hrs:          Min:      x                =

                                Cycles(for Engine
                                LLP Reserves):          x                =

ORIGINAL ENGINE SERIAL
NUMBER:                         Hrs:          Min:      x                =

                                Cycles (for Engine
                                LLP Reserves):          x                =

ORIGINAL ENGINE SERIAL
NUMBER:                         Hrs:          Min:      x                =

                                Cycles (for LLP         x                =
                                Reserves):
ORIGINAL ENGINE SERIAL
NUMBER:                         Hrs:          Min:      x                =

                                Cycles (for Engine
                                LLP Reserves):          x                =

TOTAL AMOUNT OF RESERVES (US$) PAID THIS MONTH:                            US$

Monthly Aircraft Utilization and Status Report
From:    AMERICAN TRANS AIR, INC.                                PAGE 2 OF 2



ENGINE SERIAL NUMBER:                              ENGINE SERIAL NUMBER:

ORIGINAL POSITION:                                 ORIGINAL POSITION:

ACTUAL LOCATION:                                   ACTUAL LOCATION:

CURRENT THRUST RATING:                             CURRENT THRUST RATING:

                           HOURS:/MIN:                               HOURS:/MIN:

Total Time Since New As Of                           Total Time Since New As Of
Last Month:                                          Last Month:

Total Time Since New:                                Total Time Since New:

Total Cycles Since New:                              Total Cycles Since New:

Hours Flown During Month:                            Hours Flown During Month:

Cycles During Month:                                 Cycles During Month:

     IMPORTANT: IF ILFC-OWNED ENGINE IS REMOVED OR INSTALLED ON ANOTHER AIRCRAFT, IT MUST BE REPORTED MONTHLY ON THIS FORM.

         EXHIBIT K            AIRCRAFT DOCUMENTATION



                                AIRCRAFT RECORDS

 1.   Copies of original Certificates delivered by Boeing:
      a.  Airworthiness Certificate for Export
      b.  Radio installation conformity certificate
      c.  Noise limitation certificate
 2.   Copies of original Documents delivered by Boeing:
      a.  Airworthiness Directive Compliance list
      b.  Aircraft inspection report
      c.  Aircraft Readiness Log
      d.  Weighing report
 3.   Copies of current Certificates:
      a.  Airworthiness Certificate
      b.  Noise limitation
      c.  Radio license
      d.  Interior material burn certificates
      e.  Certificate of Export
      f.  Aircraft deregistration confirmation
      e.  Aircraft Registration
 4.   Letters signed and stamped by Quality Assurance:
      a.  Current aircraft hours and cycles
      b.  Current engines hours and cycles
      c.  Accident and Incident report
      d.  Summary of Maintenance Program
      e.  AD compliance during the lease term
 5.   Aircraft log books and Aircraft readiness log.
 6.   Aircraft Hard Time (HT) inspection status.
 7.   One year forecast for HT inspection.
 8.   Aircraft Modification status, including service bulletins.
 9.   Last weighing report prior to redelivery.
10.   AD compliance report with original signoffs.
11.   Routine and non-routine job cards of the last "C" and "D" checks.
12.   Past year pilots and maintenance discrepancies.
13.   Major and Minor structural repairs with applicable approvals.
14.   Compass Swing report of the last three years.
15.   Cabin Configuration drawing (LOPA).
16.   Emergency equipment location drawing.
17.   Last X-RAYs

                                 ENGINES RECORDS

 1. Last test cell run reports.
 2. Life Limited Parts status and traceability.
 3. AD compliance report with original signoffs.
 4. Engine Modification/service bulletin/inspection report and applicable forms.
 5. Last heavy maintenance records for each module.
 6. Engine log books.
 7. Engine removal history.
 8. Past year trend monitoring reports.
 9. Historical borescope reports.
10. Engine component report.

                                   APU RECORDS

 1. APU status (FH, FC, limits).
 2. Life limited Part status and traceability.
 3. AD compliance with original signoffs.
 4. Modification status.
 5. Last heavy maintenance documents.
 6. APU log books.
 7. Last test cell report.

                                COMPONENT RECORDS

 1. Aircraft component inventory.
 2. Hard time component inventory.
 3. All serviceable tags.
 4. Landing Gear status with last overhaul and life limited Part status.
 5. AD compliance with original signoffs.
 6. Modification status.

        EXHIBIT L            TECHNICAL EVALUATION REPORT



                             (SEE FOLLOWING SHEETS)